                                                               Rule 497(c)
                                                               File Nos: 2-80886
                                                                   and 811-03626

November 1, 2002

Prospectus

Citizens Core Growth Fund(R)

Citizens Emerging Growth Fund(R)

Citizens Small Cap Core Growth Fund(R)

Citizens Value Fund(SM)

Citizens Balanced Fund(SM)

Citizens Global Equity Fund(R)

Citizens International Growth Fund(R)

Citizens Income Fund(R)

Citizens Ultra Short Bond Fund(SM)

Citizens Money Market Fund(R)


The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Contents

OVERVIEW                                                                                  2

ABOUT THE FUNDS

Citizens Core Growth Fund                                                                 4
A growth-oriented equity fund that invests mainly in large-cap U.S. companies

Citizens Emerging Growth Fund                                                            12
An equity fund that invests mainly in growing, mid-cap U.S. companies

Citizens Small Cap Core Growth Fund                                                      20
An equity fund that invests mainly in growing, small-cap U.S. companies

Citizens Value Fund                                                                      26
A value-oriented equity fund that invests mainly in large-cap U.S. companies

Citizens Balanced Fund                                                                   32
A balanced fund that invests in both stocks and fixed income securities

Citizens Global Equity Fund                                                              36
An equity fund that invests mainly in growing, foreign and U.S. companies

Citizens International Growth Fund                                                       44
An equity fund that invests mainly in growing companies outside the U.S.

Citizens Income Fund                                                                     50
A bond fund that invests mainly in intermediate-term bonds

Citizens Ultra Short Bond Fund                                                           56
A bond fund focusing on investment grade-securities

Citizens Money Market Fund                                                               59
A money market fund designed to offer stability and liquidity

OTHER POLICIES AND RISKS                                                                 66

MANAGEMENT OF THE FUNDS

The Investment Adviser                                                                   68
The Subadvisers                                                                          69
Portfolio Management for Each Fund                                                       70

YOUR ACCOUNT

Classes of Shares                                                                        72
How to Buy Shares                                                                        73
How to Sell Shares                                                                       73
Investor Services                                                                        76
Important Notice Regarding Delivery of Shareholder Documents                             77
Costs for Services                                                                       78
Dividends and Distributions                                                              79
Tax Information                                                                          79

TO LEARN MORE                                        Back Cover

OVERVIEW

At Citizens Funds, we strive to deliver strong investment performance by investing in companies that we believe are fundamentally strong and socially responsible.

Our investment approach involves detailed fundamental investment analysis as well as research into the corporate responsibility of individual companies. We look for companies that protect human rights, have a history of environmental stewardship, and have strong employee and community relations. We examine the business practices of companies, including corporate governance records, and can reject companies that have poor governance policies. We avoid companies that are involved in the manufacturing of specific products that we consider harmful or irresponsible, such as alcohol, tobacco products, nuclear power and weaponry. We also avoid companies that lack diversity on their corporate boards or in senior management. Finally, we avoid companies that test on animals beyond what is required by law. Additional information on our investment approach, including social screening, can be found under Fundamental Social Research(SM) in the "Other Policies and Risks" section of this prospectus.

We believe our corporate behavior policies are both ethical and practical. In the long run, we believe that financially strong companies that have good corporate behavior will also have superior financial performance, compared to those that lack corporate responsibility.

We use a number of investment techniques to seek to control the inherent risk of each fund. We also examine the overall investment characteristics of each fund to seek to ensure that risk is controlled in a manner that is consistent with each fund's investment objective.

Most of our funds are designed for long-term investors. While we can take steps to manage the risks of investing, market behavior is unpredictable, especially in the short term. If you have a long-term investment horizon and you understand the risks of financial markets and mutual funds, then one or more of our stock funds may be an appropriate investment for you. We also offer fixed-income and money market funds, which may be appropriate for investors who have shorter time horizons, prefer lower risk investments, or are seeking to diversify their portfolios. Each fund and its risk profile is more fully described in the following pages.

If you have any questions about our funds and their investment performance or strategies, please call us.

CITIZENS CORE GROWTH FUND

SHARE CLASS TICKER SYMBOLS:                          CUSIP NUMBERS:
Standard      Institutional     Administrative       Standard         Institutional     Administrative
WAIDX         WINIX             CGADX                174688 408       174688 507        174688 887

THE FUND'S GOAL AND MAIN STRATEGIES

GOAL. The fund seeks long-term capital appreciation.

MAIN STRATEGIES. The fund invests mainly in stocks of large-capitalization U.S. companies. All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and takes a growth approach to investing. In practice, this means that the fund looks for companies that display or are projected to display most or all of the following characteristics:

     -    leaders in their industries

     -    long-term fundamental outlook appears favorable

     -    high quality of earnings

     -    earnings growth

     -    attractive valuation

     -    strong management team

During normal market conditions, the fund will invest at least 65% of total assets in stocks of companies that, when purchased, are within the size range of the S&P 500 Index, as measured by market capitalization. (As of September 30, 2002, this meant a range of about $238 million to $245.3 billion.) At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

The fund typically holds stocks with a longer investment horizon, but may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk.

MAIN RISKS TO FUND INVESTORS

MARKET RISKS. As with any stock fund, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. The stock market may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds. Stocks of growth companies may be especially volatile, because their prices are largely based on future expectations.

SECTOR AND COMPANY RISKS. To the extent that the fund invests in a given sector, it is exposed to that sector's risks and opportunities. The fund could underperform the overall market or certain indices if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile because of such factors as rapid product obsolescence and intense competition. Similarly, the fund's investments in each stock represent exposure to that company's risks and opportunities, and fund performance could be hurt if the fund invests heavily in a company that performs poorly.

PORTFOLIO TURNOVER RISKS. To the extent that the fund's strategies lead it to buy and sell securities more actively than many funds, the fund could have higher expenses (which reduce investor return) and higher taxable distributions.

PERFORMANCE

The bar chart below shows the risks of investing in the fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS INDICATED

BAR CHART HERE

1996       23.07%
1997       34.96%
1998       42.75%
1999       27.49%
2000      -20.75%
2001      -18.22%

The Citizens Core Growth Fund year-to-date return as of September 30, 2002 was -30.40%.

Best and Worst Quarterly Performance (during period shown above)

Best quarter: 27.49%, Q4 `98           Worst quarter: -18.04%, Q3 `01

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below compares the before-tax average annual total returns of each class of shares of the fund for the periods shown, with that of two unmanaged market indices.

The table below also provides the after-tax average annual returns of the Standard shares of the fund for the periods shown. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown here. After-tax returns shown below are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                           1 YEAR        5 YEARS          SINCE INCEPTION
Standard Shares-
Before Taxes               -18.22%       9.74%            13.87%  (03/03/95)

After Taxes on
Distributions              -18.22%       8.54%            12.86%

After Taxes on
Distributions and
Sale of  Fund Shares       -11.09%       7.64%            11.41%

Institutional Shares       -17.68%       10.53%           12.93%   (01/25/96)

Administrative Shares      -17.89%       N/A             -18.97%   (02/04/00)

S&P 500 Index(1)           -11.89%       10.70%           15.31%(2)(03/03/95)
                                                          12.65%(2)(01/25/96)
                                                          -9.58%(2)(02/04/00)

Russell 1000 Growth
Index(3)                   -20.42%       8.27%            13.07%(4)(03/31/95)
                                                          10.56%(2)(01/25/96)
                                                         -22.05%(2)(02/04/00)

(1) An unmanaged, broad-based stock index that includes 500 of the most widely held U.S. companies.

(2) Index comparison begins on the inception date of each share class. Index performance reflects no deduction for fees, expenses or taxes.

(3) An unmanaged stock index that includes large-sized U.S. companies. The companies included in this index are more representative of the fund's holdings.

(4) Since inception date return not available. Performance provided, is as of month end following the inception date.

FEES AND EXPENSES

These tables show the costs you should expect to pay as a fund investor.

SHAREHOLDER FEES -- PAID DIRECTLY FROM YOUR INVESTMENT

Sales Charges and Redemption Fees        None

ANNUAL FUND OPERATING EXPENSES -- DEDUCTED FROM FUND ASSETS

                                    STANDARD      INSTITUTIONAL     ADMINISTRATIVE
                                     SHARES          SHARES            SHARES
Management Fees                       0.50%           0.50%             0.50%
Distribution (12b-1) Fees             0.25%           N/A               0.25%
Other Expenses                        0.69%           0.23%             0.26%
Total Annual Operating Expenses       1.44%           0.73%             1.01%
Reimbursements/Waivers(1)             0.10%           0.00%             0.00%
Net Expenses                          1.34%           0.73%             1.01%

(1) Reflects a contractual agreement under which the investment adviser agrees to limit certain ordinary fees and expenses of the fund. The contractual agreement is in effect through at least 6/30/03.

EXPENSE EXAMPLE

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above, and that reimbursements or waivers, if any, are in effect for the first year of each period. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses and returns will be different.

                            1 YEAR      3 YEARS     5 YEARS    10 YEARS
Standard Shares             $  136      $  446      $  777      $1,716
Institutional Shares        $   75      $  233      $  406      $  906
Administrative Shares       $  103      $  322      $  558      $1,236

FINANCIAL HIGHLIGHTS

The Financial Highlights can help you understand this fund's performance for the past five years (or less, for newer share classes). The information under "Selected Per Share Data" applies to a single share. Total return figures show the percentage an investor would have gained or lost during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with this fund's financial statements, is included in the annual report, which is available upon request (see back cover).

                                            07/01/01-   07/01/00-  07/01/99-   07/01/98-   07/01/97-
STANDARD SHARES                             06/30/02    06/30/01   06/30/00    06/30/99    06/30/98
Selected Per Share Data
Net asset value, beginning of period           22.12    $ 32.59    $  30.52    $  23.46    $  18.04
Income/loss from investment operations:
     Net investment loss                        (.09)     (0.16)      (0.22)      (0.15)      (0.07)
     Net realized and unrealized
       gains/losses from investments           (5.30)     (9.01)       4.08        7.52        6.44
Total from investment operations               (5.39)     (9.17)       3.86        7.37        6.37
Less dividends to shareholders:
     From net investment income                            --          --          --          --
     From net realized gains                    --        (1.30)      (1.79)      (0.31)      (0.95)
Total dividends                                 --        (1.30)      (1.79)      (0.31)      (0.95)
Net asset value, end of period              $  16.73    $ 22.12    $  32.59    $  30.52    $  23.46
Total Return (%)                              (24.37)    (28.42)      12.82       31.58       36.50
Ratios and Supplemental Data
Net assets, end of period ($ x 1,000)       $326,793    $   472    $699,399    $578,286    $341,395
Ratio of expenses to average
     net assets, net of reimbursement (%)       1.34       1.34        1.49        1.58        1.59
Ratio of net investment loss to
     average net assets (%)                    (0.43)     (0.62)      (0.75)      (0.68)      (0.39)
Ratio of expenses to average net assets,
     prior to reimbursement (%)                 1.44       1.42        1.52        1.58        1.59
Portfolio turnover rate (%)                    76.40      44.95       20.04       18.04       13.64

                                             07/01/01-    07/01/00-     07/01/99-     07/01/98-    07/01/97-
INSTITUTIONAL SHARES                         06/30/02     06/30/01      06/30/00      06/30/99     06/30/98
Selected Per Share Data
Net asset value, beginning of period          $ 17.94      $  26.59      $  25.02      $ 19.13      $ 14.84
Income/loss from investment operations:
     Net investment income                       0.04          0.01          --           0.01         0.11
     Net realized and unrealized
       gains/losses from investments            (4.32)        (7.36)         3.36         6.19         5.21
Total from investment operations                (4.28)        (7.35)         3.36         6.20         5.32
Less dividends to shareholders:
     From net investment income                  --            --            --           --          (0.08)

         From net realized gains                 --           (1.30)        (1.79)       (0.31)       (0.95)
Total dividends                                  --           (1.30)        (1.79)       (0.31)       (1.03)
Net asset value, end of period                $ 13.66      $  17.94         26.59      $ 25.02      $ 19.13
Total Return (%)                               (23.86)       (27.98)        13.67        32.62        37.38
Ratios and Supplemental Data
Net assets, end of period ($ x 1,000)         $85,140      $123,912      $180,779      $98,705      $31,673
Ratio of expenses to average
     net assets, net of reimbursement (%)        0.68          0.68          0.74         0.83         0.88
Ratio of net investment income
     to average net assets (%)                   0.23          0.04          0.00         0.05         0.28
Ratio of expenses to average
     net assets, prior to
       reimbursement (%)                         0.73          0.74          0.74         0.83         0.88
Portfolio turnover rate (%)                     76.40         44.95         20.04        18.04        13.64

                                            07/01/01-    07/01/00-       02/04/00(1)-
ADMINISTRATIVE SHARES                       06/30/02-    06/30/01-       06/30/00
Selected Per Share Data
Net asset value, beginning of period        $ 22.27      $ 32.66         $ 32.09
Income/loss from investment operations:
     Net investment loss                      (0.01)       (0.03)(2)       (0.01)
     Net realized and unrealized
       gains/losses from investments          (5.35)       (9.06)           0.58
Total from investment operations              (5.36)       (9.09)           0.57
Less dividends to shareholders:
     From net realized gains                   --          (1.30)           --
Net asset value, end of period              $ 16.91      $ 22.27         $ 32.66
Total Return (%)                             (24.07)      (28.11)           1.78(3)
Ratios and Supplemental Data
Net assets, end of period ($ x 1,000)       $ 2,029      $ 1,964         $    21
Ratio of expenses to average net
     assets, net of reimbursement (%)          0.94         0.94            0.99(4)
Ratio of net investment loss
     to average net assets (%)                (0.05)       (0.14)          (0.27)(4)
Ratio of expenses to average
     net assets, prior to
     reimbursement (%)                         1.01         5.63          101.59(4)
Portfolio turnover rate (%)                   76.40        44.95           20.04

(1)  Commencement of operations

(2)  Based on average shares outstanding

(3)  Not annualized

(4)  Annualized

CITIZENS EMERGING GROWTH FUND

SHARE CLASS TICKER SYMBOLS:                                   CUSIP NUMBERS:
Standard     Institutional     Administrative            Standard     Institutional     Administrative
WAEGX        CEGIX             CGRDX                     174688 200   174688 853        174688 846

THE FUND'S GOAL AND MAIN STRATEGIES

GOAL. The fund seeks aggressive growth.

MAIN STRATEGIES. The fund invests mainly in stocks of growing, medium-capitalization companies. Typically, most of these equities are issued by U.S. companies, but the fund is permitted to invest in foreign equities. All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and takes an earnings momentum approach to investing. In practice, this means that the fund looks for companies that display most or all of the following characteristics:

-    positive earnings momentum

-    attractive valuation

- recent history of exceeding analysts' forecasts for earnings, or the expectation of exceeding them in the near future

-    strong management team

During normal market conditions, the fund will invest at least 65% of total assets in common stocks of companies that, when purchased, are within the size range of the Russell MidCap Growth Index, as measured by market capitalization. (As of September 30, 2002, this meant a range of about $224 million to $11.4 billion.) The fund also may invest in stocks of smaller or larger companies, and may invest in initial public offerings (IPOs). At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

The fund may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk. The fund historically has had a high portfolio turnover rate.

MAIN RISKS TO FUND INVESTORS

MARKET RISKS. As with any stock fund, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. The stock market may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds. Stocks of growth companies may be especially volatile, because their prices are largely based on future expectations.

RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. Because these companies tend to lack the diverse business lines, experienced management and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some smaller companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.

IPO RISKS. Initial public offerings (IPOs) may be especially volatile because they have no trading history, and information about their issuers may be limited. IPOs typically contribute more to fund performance when a fund is small, and less as it grows larger. IPOs may have significantly affected the fund's past performance, and may affect its future performance.

SECTOR AND COMPANY RISKS. To the extent that the fund invests in a given sector, it is exposed to that sector's risks and opportunities. The fund could underperform the overall market or certain indices if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile, because of such factors as rapid product obsolescence and intense competition. Similarly, the fund's investments in each stock represent exposure to that company's risks and opportunities, and fund performance could be hurt if the fund invests heavily in a company that performs poorly.

FOREIGN INVESTING RISKS. Foreign securities markets typically are less efficient and more volatile than U.S. securities markets, and may be more sensitive to political and economic events. Foreign economies and governments may be less mature and less stable than those in the U.S., may impose regulations on markets that are either excessive or inadequate, or may confiscate assets (through high taxation or nationalization, for instance). With foreign currencies, exchange controls and changes in exchange rates can affect the dollar value of these securities or the ability to realize that value, potentially widening investment losses on foreign securities, or canceling out gains.

PORTFOLIO TURNOVER RISKS. To the extent that the fund's strategies lead it to buy and sell securities more actively than many funds, the fund could have higher expenses (which reduce investor return) and higher taxable distributions.

PERFORMANCE

The bar chart below shows the risks of investing in the fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS INDICATED

BAR CHART HERE

1995     40.73%
1996     13.91%
1997     17.69%
1998     42.71%
1999     68.09%
2000     -0.64%
2001    -32.96%

The Citizens Emerging Growth Fund year-to-date return as of September 30, 2002 was -27.55%.

Best and Worst Quarterly Performance (during period shown above)

Best quarter: 42.46%, Q4 `99     Worst quarter: -27.80%, Q3 `01

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below compares the before-tax average annual total returns of each class of shares of the fund for the periods shown with that of two unmanaged market indices.

The table below also provides the after-tax average annual returns of the Standard shares of the fund for the periods shown. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown here. After-tax returns shown below are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                    1 YEAR           5 YEARS           SINCE INCEPTION
Standard Shares-Before Taxes        -32.96%          13.45%            16.00% (02/08/94)

After Taxes on Distributions        -32.96%           8.52%            11.42%

After Taxes on Distributions
  and Sale of Fund Shares           -20.07%           9.08%            11.36%

Institutional Shares                -32.55%            N/A             -7.54%  (11/01/99)

Administrative Shares               -32.76%            N/A            -21.27%  (02/04/00)

Russell MidCap Growth
Index(1)                            -20.15%           9.02%            11.40%(2) (2/28/94)
                                                                       -4.14%(3) (11/01/99)
                                                                      -19.47%(3) (02/04/00)

S&P MidCap 400 Index(4)              -0.60%          16.12%            15.73%(3) (02/08/94)
                                                                       12.95%(3) (11/01/99)
                                                                        8.12%(3) (02/04/00)

(1) An unmanaged stock index that includes mid-sized U.S. companies. The fund is changing to this index as its reference index because the companies included in this index are more representative of the fund's holdings.

(2) Since inception date return not available. Performance provided is as of the month end following the inception date.

(3) Index comparison begins on the inception date of each share class. Index performance reflects no deduction for fees, expenses or taxes.

(4)  An unmanaged stock index that includes 400 mid-sized U.S. companies.

FEES AND EXPENSES

These tables show the costs you should expect to pay as a fund investor.

SHAREHOLDER FEES -- PAID DIRECTLY FROM YOUR INVESTMENT

Sales Charges and Redemption Fees         None

ANNUAL FUND OPERATING EXPENSES -- DEDUCTED FROM FUND ASSETS

                                           STANDARD       INSTITUTIONAL     ADMINISTRATIVE
                                            SHARES           SHARES             SHARES
Management Fees                             1.00%             1.00%             1.00%
Distribution (12b-1) Fees                   0.25%             N/A               0.25%
Other Expenses                              0.61%             0.26%             0.28%
Total Annual Operating Expenses(1)          1.86%             1.26%             1.53%

(1) For the fiscal year ended 6/30/02, the adviser voluntarily waived 0.10% of its fee for the periods during which the fund's monthly average net assets exceeded $100 million. With this waiver, the net operating expenses were 1.80% for Standard shares, 1.20% for Institutional shares and 1.47% for Administrative shares. The adviser may terminate this waiver at any time.

EXPENSE EXAMPLE

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses and returns will be different.

                           1 YEAR    3 YEARS    5 YEARS   10 YEARS
Standard Shares             $189     $  585     $1,006     $2,180
Institutional Shares        $128     $  400     $  692     $1,523
Administrative Shares       $156     $  483     $  834     $1,824

FINANCIAL HIGHLIGHTS

The Financial Highlights can help you understand this fund's performance for the past five years (or less, for newer share classes). The information under "Selected Per Share Data" applies to a single share. Total return figures show the percentage an investor would have gained or lost during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with this fund's financial statements, is included in the annual report, which is available upon request (see back cover).

                                                           FOR THE YEARS ENDED

                                        07/01/01-   07/01/00-   07/01/99-   07/01/98-   07/01/97-
STANDARD SHARES                         06/30/02    06/30/01    06/30/00    06/30/99    06/30/98
Selected Per Share Data
Net asset value,
beginning of period                     $  15.79    $  33.48    $  21.76    $  17.55    $ 14.14
Income/loss from
investment operations:
     Net investment loss                   (0.20)      (0.21)    (0.30)(1)     (0.19)     (0.20)
     Net realized and unrealized
       gains/losses from investments       (3.77)     (11.41)      16.58        6.19       4.61
Total from
investment operations                      (3.97)     (11.62)      16.28        6.00       4.41
Less dividends to shareholders:
     From net realized gains                --         (6.07)      (4.56)      (1.79)     (1.00)
Net asset value, end of period          $  11.82    $  15.79    $  33.48    $  21.76    $ 17.55
Total Return (%)                          (25.14)     (37.52)      82.19       36.04      33.05
Ratios and Supplemental Data
Net assets, end of period ($ x 1,000)   $190,812    $283,760    $386,670    $136,137    $87,892
Ratio of expenses to average
     net assets, net of reimbursement
     and waiver (%)                         1.80        1.68        1.69        1.82       1.96
     Ratio of net investment loss
     to average net assets (%)             (1.39)      (1.09)      (1.09)      (1.20)     (1.37)
Ratio of expenses to average
     net assets, prior to
     reimbursement and
     waiver (%)                             1.86        1.75        1.75        1.83       1.96
     Portfolio turnover rate (%)          202.57      136.63      159.95      208.49     245.30

(1)  Based on average shares outstanding

INSTITUTIONAL SHARES                          07/01/01-         07/01/00-        11/01/99(1)-
--------------------                          06/30/02          06/30/01         06/30/00
Selected Per Share Data
Net asset value,
beginning of period                            $15.96           $ 33.61           $25.67
Income/loss from
investment operations:
    Net investment loss                         (0.11)(2)         (0.12)           (0.11)
    Net realized and
    unrealized gains/losses
    from investments                            (3.83)           (11.46)           12.61
Total from
investment operations                           (3.94)           (11.58)           12.50
    Less dividends to shareholders:
    From net realized gains                        --             (6.07)           (4.56)
Net asset value,
End of period                                  $12.02            $15.96           $33.61
Total Return (%)                               (24.69)           (37.21)           55.02(3)
Ratios and Supplemental Data
Net assets, end of period
    ($ x 1,000)                                $6,428           $19,676          $16,284
Ratio of expenses to average
    net assets, net of
         reimbursement and waiver (%)            1.20              1.30             1.24(4)
Ratio of net investment loss
    to average net assets (%)                   (0.78)            (0.69)           (0.61)(4)
Ratio of expenses to average
    net assets, prior  to
         reimbursement and waiver  (%)           1.26              1.36             1.31(4)
Portfolio turnover rate (%)                    202.57            136.63           159.95

(1)  Commencement of operations

(2)  Based on Average Shares Outstanding

(3)  Not annualized

(4)  Annualized

                                                      07/01/01-         07/01/00-         02/04/00(1)-
ADMINISTRATIVE SHARES                                 06/30/02          06/03/01          06/03/00
Selected Per Share Data
Net asset value,
beginning of period                                    $15.87            $33.57            $28.70
Income/loss from
investment operations:
   Net investment loss                                  (0.13)            (0.17)(2)         (0.10)(2)
   Net realized and
   unrealized gains/losses
   from investments                                     (3.82)           (11.46)             4.97
Total from
investment operations                                   (3.95)           (11.63)             4.87
Less dividends to shareholders:
   From net realized gains                                 --             (6.07)               --
Net asset value,
End of period                                          $11.92            $15.87            $33.57
Total Return (%)                                       (24.89)           (37.43)            16.97(3)
Ratios and Supplemental Data
Net assets, end of period
   ($ x 1,000)                                         $8,444            $9,497                $8
Ratio of expenses to average
   net assets, net of
         reimbursement and waiver  (%)                   1.47              1.55              1.55(4)
Ratio of net investment loss
   to average net assets (%)                            (1.07)            (0.96)            (0.90)(4)
Ratio of expenses to average
   net assets, prior  to
         reimbursement and waiver (%)                    1.53              2.06            158.14(4)
Portfolio turnover rate (%)                            202.57            136.63            159.95

(1)  Commencement of operations

(2)  Based on average shares outstanding

(3)  Not annualized

(4)  Annualized


CITIZENS SMALL CAP CORE GROWTH FUND

Ticker Symbol:             CUSIP number:
CSCSX                      174688 101

THE FUND'S GOAL AND MAIN STRATEGIES

GOAL. The fund seeks capital appreciation.

MAIN STRATEGIES. The fund invests mainly in stocks of small-capitalization U.S. companies. All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and takes a growth approach to investing. In practice, this means that the fund looks for companies that display most or all of the following characteristics:

-    attractive valuation

-    strong management team

-    improving business fundamentals

-    positive earnings momentum

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that, when purchased, are within the size range of the Russell 2000 Growth Index as measured by market capitalization. (As of September 30, 2002, this meant a range of about $7.65 million to $1.8 billion.) The fund also may invest in stocks of larger companies and may invest in initial public offerings (IPOs). At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

The fund may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk. The fund may have a high portfolio turnover rate.

MAIN RISKS TO FUND INVESTORS

MARKET RISKS. As with any stock fund, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. The stock market may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds. Stocks of growth companies may be especially volatile, because their prices are largely based on future expectations.

RISKS OF SMALL-SIZED COMPANIES. Because these companies tend to lack the diverse business lines, experienced management and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some smaller companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.

IPO RISKS. Initial public offerings (IPOs) may be especially volatile because they have no trading history, and information about their issuers may be limited. IPOs typically contribute more to fund performance when a fund is small, and less as it grows larger. IPOs may affect the fund's future performance.

SECTOR AND COMPANY RISKS. To the extent that the fund invests in a given sector, it is exposed to that sector's risks and opportunities. The fund could underperform the overall market or certain indices if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile, because of such factors as rapid product obsolescence and intense competition. Similarly, the fund's investments in each stock represent exposure to that company's risks and opportunities, and fund performance could be hurt if the fund invests heavily in a company that performs poorly.

PORTFOLIO TURNOVER RISKS. To the extent that the fund's strategies lead it to buy and sell securities more actively than many funds, the fund could have higher expenses (which reduce investor return) and higher taxable distributions.

PERFORMANCE

The bar chart below shows the risks of investing in the fund by showing changes in the performance of Standard shares for the calendar years shown. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS INDICATED

BAR CHART HERE

2000      -6.13%
2001       8.76%

The Citizens Small Cap Core Growth Fund year-to-date return as of September 30, 2002 was -26.59%.

Best and Worst Quarterly Performance (during period shown above)

Best quarter: 27.22%, Q4 `01     Worst quarter: -15.86%, Q3 `01

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below compares the before-tax average annual total returns of the fund for the periods shown with that of two unmanaged market indices.

The table below also provides the after-tax average annual returns of the Standard shares of the fund for the periods shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown here. After-tax returns shown below are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                           1 YEAR            SINCE INCEPTION
Standard Shares-
Before Taxes                                8.76%             1.03%  (12/28/99)

After Taxes on
Distributions                               8.76%             1.00%

After Taxes on
Distributions and
Sale of Fund Shares                         5.33%             0.81%

Russell 2000 Growth Index(1)               -9.23%           -13.84% *

S&P SmallCap 600 Index(2)                   6.54%            10.66% *

(1) An unmanaged stock index that includes small-sized U.S. companies. The fund is changing to this index as its reference index because the companies in this index are more representative of the fund's holdings.

(2)  An unmanaged stock index that includes 600 small-sized U.S. companies.

* Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

These tables show the costs you should expect to pay as a fund investor.

SHAREHOLDER FEES -- PAID DIRECTLY FROM YOUR INVESTMENT

Sales Charges and Redemption Fees               None

ANNUAL FUND OPERATING EXPENSES -- DEDUCTED FROM FUND ASSETS

                                          STANDARD
                                           SHARES
Management Fees                            0.50%
Distribution (12b-1) Fees                  0.25%
Other Expenses                             0.65%
Total Annual Operating Expenses            1.40%


EXPENSE EXAMPLE

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses and returns will be different.

                       1 YEAR       3 YEARS        5 YEARS       10 YEARS
Standard Shares         $143          $443          $766          $1,680

FINANCIAL HIGHLIGHTS

The Financial Highlights can help you understand this fund's performance since inception. The information under "Selected Per Share Data" applies to a single share. Total return figures show the percentage an investor would have gained or lost during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with this fund's financial statements, is included in the annual report, which is available upon request (see back cover).

                                               07/01/01-         07/01/00-        12/29/99(1)-
STANDARD SHARES                                06/30/02          06/03/01         06/03/00
Selected Per Share Data
Net asset value,
beginning of period                             $9.52            $11.23           $10.00
Income/loss from
investment operations:
  Net investment loss                           (0.08)            (0.05)              --
  Net realized and
  unrealized gains/losses
  from investments                              (0.26)            (1.64)            1.23
Total from
investment operations                           (0.34)            (1.69)            1.23
Less dividends to shareholders:
  From net realized gains                          --             (0.02)              --
Net asset value,
end of period                                   $9.18             $9.52           $11.23
Total Return (%)                                (3.57)           (15.08)           12.30(2)
Ratios and Supplemental Data
Net assets, end of period
  ($ x 1,000)                                 $18,459           $15,503           $8,397
Ratio of expenses to average
  net assets, net of
         reimbursements (%)                      1.34              1.34             1.49(3)
Ratio of net investment income/
  loss to average net assets (%)                (0.93)            (0.57)            0.00(3)
Ratio of expenses to average
  net assets, prior to
         reimbursement (%)                       1.40              3.20             5.98(3)
Portfolio turnover rate (%)                    294.26            146.62            20.16

(1)  Commencement of operations

(2)  Not annualized

(3)  Annualized

CITIZENS VALUE FUND

Ticker Symbol:             CUSIP number:
MYPVX                      174688 820

THE FUND'S GOAL AND MAIN STRATEGIES

GOAL. The fund seeks long-term capital appreciation.

MAIN STRATEGIES. The fund invests mainly in stocks and other equities of large-capitalization companies. Typically, most of these equities are issued by U.S. companies, but the fund is permitted to invest in forms of foreign equities that trade in U.S. dollars (such as American Depositary Receipts). All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and takes a value approach to investing. In practice, this means that the fund looks for companies that display most or all of the following characteristics:

- stock is undervalued by investors, meaning that the market value of the company's stock is low compared to other measures of worth, such as earnings estimates, cash flow, book value, or break-up value

-    strong management team

-    business fundamentals are stable or improving

During normal market conditions, the fund will invest at least 60% of net assets in equities of companies that, when purchased, have market capitalizations of at least $2 billion. The fund generally intends to invest in large-capitalization companies, but may also invest in small- and medium-capitalization companies. As of September 30, 2002, the dollar-weighted average market capitalization of the companies in the fund's portfolio was $44 billion. The fund typically holds stocks with a longer investment horizon, but may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if we believe it is no longer undervalued, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk.

MAIN RISKS TO FUND INVESTORS

MARKET RISKS. As with any stock fund, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. The stock market may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds. Stocks of value companies may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if they prove not to be underpriced.

RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. Because these companies tend to lack the diverse business lines, experienced management and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some smaller companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.

SECTOR AND COMPANY RISKS. To the extent that the fund invests in a given sector, it is exposed to that sector's risks and opportunities. The fund could underperform the overall market or certain indices if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile, because of such factors as rapid product obsolescence and intense competition. Similarly, the fund's investments in each stock represent exposure to that company's risks and opportunities, and fund performance could be hurt if the fund invests heavily in a company that performs poorly.

FOREIGN INVESTING RISKS. Foreign securities markets typically are less efficient and more volatile than U.S. securities markets, and may be more sensitive to political and economic events. Foreign economies and governments may be less mature and less stable than those in the U.S., may impose regulations on markets that are either excessive or inadequate, or may confiscate assets (through high taxation or nationalization, for instance). Although the fund's foreign investments are limited to dollar-denominated securities, currency exchange controls or changes in currency exchange rates can affect the dollar value of these securities or the ability to realize that value.

REORGANIZATION. Effective September 24, 2001, the Meyers Pride Value Fund was reorganized into the fund. Unless otherwise noted, all fees, expenses and performance set forth in this prospectus for the fund for periods prior to September 24, 2001 are those of the Meyers Pride Value Fund.

PERFORMANCE

The bar chart below shows the risks of investing in the fund by showing changes in the performance of Standard shares for the calendar years shown. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS INDICATED

BAR CHART HERE

1997     21.79%
1998     13.61%
1999     28.34%
2000     -0.18%
2001     13.41%

The Citizens Value Fund year-to-date return as of September 30, 2002 was
-47.83%.

Best and Worst Quarterly Performance (during period shown above)

Best quarter: 21.58%, Q4 `98            Worst quarter: -17.33%, Q3 `01

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below compares the before-tax average annual total returns of the fund for the periods shown with that of two unmanaged market indices.

The table below also provides the after-tax average annual returns of the Standard shares of the fund for the periods shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown here. After-tax returns shown below are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                    1 YEAR     5 YEARS     SINCE INCEPTION
Standard Shares-
Before Taxes                        13.41%      14.98%      15.00% (06/13/96)

After  Taxes on
Distributions                       10.30%      11.20%      11.59%

After Taxes on
Distributions and
Sale of Fund Shares                  9.57%      10.73%      10.98%

S&P 500 Index(1)                   -11.89%      10.70%      11.84% *

Russell 1000 Value Index(2)         -5.59%      11.13%      12.50% *

(1) An unmanaged broad-based stock index that includes 500 of the most widely held U.S. companies.

(2) An unmanaged stock index that includes large-sized U.S. companies. The companies in this index are more representative of the fund's holdings.

* Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

These tables show the costs you should expect to pay as a fund investor.

SHAREHOLDER FEES -- PAID DIRECTLY FROM YOUR INVESTMENT

Sales Charges and Redemption Fees                 None

ANNUAL FUND OPERATING EXPENSES -- DEDUCTED FROM FUND ASSETS

                                                         STANDARD
                                                          SHARES
Management Fees                                            0.70%
Distribution (12b-1) Fees                                  0.25%
Other Expenses                                             1.29%
Total Annual Operating Expenses                            2.24%
Reimbursements/Waivers(1)                                  0.29%
Net Expenses                                               1.95%

(1) Reflects a contractual agreement under which the investment adviser agrees to limit certain ordinary fees and expenses of the fund. The contractual agreement is in effect through at least 6/30/03.

EXPENSE EXAMPLE

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above, and that any reimbursements or waivers above are in effect for the first year of each period. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses and returns will be different.

                      1 YEAR       3 YEARS      5 YEARS      10 YEARS
Standard Shares        $198          $672        $1,174      $2,552

FINANCIAL HIGHLIGHTS

The Financial Highlights can help you understand this fund's performance for the past five years. The information under "Selected Per Share Data" applies to a single share. Total return figures show the percentage an investor would have gained or lost during each period, assuming reinvestment of all dividends and distributions. Information for the fiscal year ending 5/31/02, and for the one-month period ending 6/30/02 has been audited by PricewaterhouseCoopers LLP, whose report, along with this fund's financial statements, is included in the annual report, which is available upon request (see back cover). Prior information was audited by another firm.

                                         06/01/02-         06/01/01-         06/01/00-       06/01/99-     06/01/98-   06/01/97-
STANDARD SHARES                          06/30/02          05/31/02          05/31/01        05/31/00      05/31/99    05/31/98
Selected Per Share Data
Net asset value,
beginning of period                       $10.21            $15.29            $14.58          $14.03        $12.98      $12.23
Income/loss from investment
 operations:
  Net investment loss                      (0.01)            (0.08)            (0.07)          (0.08)        (0.08)      (0.06)
  Net realized and
  unrealized gains/losses
  from investments                         (1.46)            (3.57)             2.70            2.05          1.95        2.36
Total from investment operations           (1.47)            (3.65)             2.63            1.97          1.87        2.30
Less dividends to shareholders:
  From net realized gains                     --             (1.43)            (1.92)          (1.42)        (0.82)      (1.55)
Net asset value,
end of period                               $8.74           $10.21            $15.29          $14.58        $14.03      $12.98
Total Return (%)                           (14.40)(1)        (25.58)            20.71           14.36         15.43       20.56
Ratios and Supplemental Data
Net assets, end of period
  ($ x 1,000)                             $21,060           $24,981           $14,378          $8,726        $4,611      $3,123
Ratio of expenses to average
       net assets, net of
      reimbursement and waivers (%)          1.95(2)           1.95              1.95            1.95          1.95        1.95
Ratio of net investment
      loss to to average net assets (%)     (1.33)(2)         (1.04)            (0.65)          (0.68)        (0.79)      (0.61)
Ratio of expenses to average net
      assets prior to reimbursements
       and waivers (%)                       2.05(2)           2.54              4.63            7.11         10.32       12.30
Portfolio turnover rate (%)                  5.87             34.77             62.55           72.32         73.70       39.00

(1.) Not annualized

(2.) Annualized

CITIZENS BALANCED FUND

Ticker Symbol:                              CUSIP number:

                                                174688788

THE FUND'S GOAL AND MAIN STRATEGIES

GOAL. The fund seeks current income and capital appreciation.

MAIN STRATEGIES. Under normal circumstances, the fund will invest in a blend of both stocks and fixed-income securities. The percentage of the fund's assets that will be invested in each type of security will vary based upon the investment adviser's assessment of economic factors. During normal market conditions, the fund will invest no more than 75% of the fund's assets in equities with the balance invested in bonds and money market securities. The fund attempts to use fixed-income securities to generate income and to reduce volatility and risk as compared to a fund more heavily invested in equities.

The equity portion of the fund will be invested mainly in stocks of large-capitalization U.S. companies. All companies must meet Citizens Funds' fundamental and social criteria.

The equity portion of the fund is actively managed, and takes a growth approach to investing. In practice, this means that the fund looks for companies that display or are projected to display most or all of the following characteristics:

- leaders in their industries

- long-term fundamental outlook appears favorable

- high quality of earnings

- earnings growth

- attractive valuation

- strong management team

Under normal circumstances, the fixed-income portion of the fund's portfolio will be invested mainly in bonds and mortgage-backed securities. Most of these may have maturities of anywhere from 2 to 30 years, although at times the fund may also hold short-term securities (such as money market instruments) for investment purposes. During normal market conditions, the fund will maintain a weighted average maturity of between 3 and 15 years.

The fixed-income portion of the fund is also actively managed, and may invest in a wide variety of securities, including the following:

- corporate bonds and other corporate debt issues, including junk bonds

- obligations of the U.S. government and its agencies and instrumentalities, including mortgage-backed securities

- debt securities of real estate investment trusts

- discount notes, corporate paper or other short-term obligations

- debt securities of foreign issuers, including Yankee bonds (dollar-denominated bonds issued by foreign issuers)

At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

The equity portion of the fund typically holds stocks with a longer investment horizon, but the fund may sell a security if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk.

MAIN RISKS TO FUND INVESTORS

MARKET RISKS. As with any fund that invests in stocks and fixed-income securities, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. The financial markets may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds; however bonds also have unique risks as described below. Stocks of growth companies may be especially volatile, because their prices are largely based on future expectations.

SECTOR AND COMPANY RISKS. To the extent that the fund invests in either stocks or bonds within a given sector, it is exposed to that sector's risks and opportunities. The fund could underperform the overall market or certain indices if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile, because of such factors as rapid product obsolescence and intense competition. Similarly, the fund's investments in each individual security represent exposure to that company's particular risks and opportunities, and fund performance could be hurt if the fund invests heavily in a company that performs poorly or invests lightly in a company that performs well.

INTEREST RATE RISKS. The bonds and other fixed-income securities within the fund will be impacted by changes in interest rates. When interest rates rise, prices of fixed income securities such as bonds and mortgage-backed securities typically fall, meaning that your investment may lose value in a rising interest rate environment. Generally, the longer a bond's maturity, the greater this risk.

CREDIT RISKS. If the financial strength or prospects of an issuer of a fixed-income security deteriorate, the price of its securities will typically fall. In some cases, a security may go into default and the issuer may be unable to make timely payments of interest or principal.

Junk bonds pose higher credit risks. Their prices typically are more volatile than those of investment-grade bonds, and they can be hard to sell in difficult market conditions. Junk bonds tend to be sensitive to bad economic or political news, which may cause their prices to fall or increase the rate of defaults. Bonds in the lower end of the investment-grade category may carry these risks in reduced form.

Credit risk may affect an individual security, an industry, an economic sector or a particular type of security. Fund investors should bear in mind that the fund's investment in obligations of U.S. government agencies and instrumentalities may, but need not, be backed by the full faith and credit of the United States.

PREPAYMENT AND EXTENSION RISKS. Market prices and interest rates for mortgage-backed securities are based on investor assumptions about the future behavior of interest rates. Any changes or unexpected behavior on the part of interest rates could hurt the performance of the fund's mortgage-backed securities. For example, if rates fall and homeowners refinance mortgages, mortgage-backed securities may be paid off early and the fund would typically have to reinvest that money at a lower rate. If rates rise, the fund may be "locked into" an undesirable rate in its mortgage-backed securities, and the security's expected maturity may be lengthened, making its price more volatile. These risks can cause losses of income as well as capital for the fund.

PERFORMANCE

Because the fund is a new fund, performance information for this fund is not provided in this prospectus.

FEES AND EXPENSES

These tables show the costs you should expect to pay as a fund investor.

SHAREHOLDER FEES -- PAID DIRECTLY FROM YOUR INVESTMENT

Sales Charges and Redemption Fees                 None

ANNUAL FUND OPERATING EXPENSES -- DEDUCTED FROM FUND ASSETS

                                           STANDARD
                                            SHARES
Management Fees                             0.65%
Distribution (12b-1) Fees                   0.25%
Other Expenses(1)                           1.41%
Total Annual Operating Expenses(2)          2.31%

-------
     (1) The amounts set forth in "other expenses" have been estimated based on expenses the fund expects to incur during its first fiscal year.

     (2) The investment adviser has voluntarily agreed to limit fees and expenses so that the total annual operating expenses would not exceed 1.30%. The Adviser may terminate this waiver at any time.

EXPENSE EXAMPLE

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses and returns will be different.

                          1 YEAR           3 YEARS
Standard Shares            $234             $721

CITIZENS GLOBAL EQUITY FUND

SHARE CLASS TICKER SYMBOLS:                          CUSIP NUMBERS:
Standard     Institutional     Administrative        Standard     Institutional     Administrative
WAGEX        CGEIX             CEADX                 174688 309   174688 879        174688 861

THE FUND'S GOAL AND MAIN STRATEGIES

GOAL. The fund seeks capital appreciation.

MAIN STRATEGIES. The fund invests mainly in stocks and other equities of companies of any size. These equities may include foreign stocks and forms of foreign equities that trade in U.S. dollars (such as American Depositary Receipts). All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and takes a growth approach to investing. In practice, this means that the fund looks for companies that display most or all of the following characteristics:

- potential to benefit from global growth trends, such as financial market liberalization, global competition, or information technology developments

-    strong competitive positions and high product or service demand

-    potential to benefit from one-time or cyclical business opportunities

Under normal circumstances, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. During normal market conditions, the fund will diversify its holdings globally by investing in at least three countries (potentially including the U.S.), and typically in many more than that. The fund may invest no more than 25% of total assets in emerging markets (such as Russia, Malaysia and Pakistan). At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector. The fund may also invest in Yankee bonds (dollar-denominated bonds issued by foreign issuers), preferred stocks, convertible bonds and U.S. stocks.

The fund may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk. The fund historically has had a high portfolio turnover rate.

MAIN RISKS TO FUND INVESTORS

MARKET RISKS. As with any stock fund, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. The stock market may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds. Stocks of growth companies may be especially volatile, because their prices are largely based on future expectations.

RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. Because these companies tend to lack the diverse business lines, experienced management and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some smaller companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.

FOREIGN INVESTING RISKS. Foreign securities markets typically are less efficient and more volatile than U.S. securities markets, and may be more sensitive to political and economic events. Foreign economies and governments may be less mature and less stable than those in the U.S., may impose regulations on markets that are either excessive or inadequate, or may confiscate assets (through high taxation or nationalization, for instance). With foreign currencies, exchange controls and changes in exchange rates can affect the dollar value of these securities or the ability to realize that value, potentially widening investment losses on foreign securities or canceling out gains. With dollar-denominated securities, currency risks can still affect the dollar value of these securities. Foreign risks are greater in emerging markets than in developed markets.

SECTOR AND COMPANY RISKS. To the extent that the fund invests in a given sector, it is exposed to that sector's risks and opportunities. The fund could underperform the overall market or certain indices if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile, because of such factors as rapid product obsolescence and intense competition. Similarly, the fund's investments in each stock represent exposure to that company's risks and opportunities, and fund performance could be hurt if the fund invests heavily in a company that performs poorly.

PORTFOLIO TURNOVER RISKS. To the extent that the fund's strategies lead it to buy and sell securities more actively than many funds, the fund could have higher expenses (which reduce investor return) and higher taxable distributions.

PERFORMANCE

The bar chart below shows the risks of investing in the fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS INDICATED

BAR CHART HERE

1995         13.74%
1996         13.16%
1997         19.91%
1998         32.26%
1999         74.09%
2000        -19.37%
2001        -29.02%

The Citizens Global Equity Fund year-to-date return as of September 30, 2002 was -27.71%.

Best and Worst Quarterly Performance (during period shown above)

Best quarter: 46.07%, Q4 `99            Worst quarter: -20.94%, Q1, `01

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below compares the before-tax average annual total returns of each class of shares of the fund for the periods shown with that of an unmanaged market index.

The table below also provides the after-tax average annual returns of the Standard shares of the fund for the periods shown. After-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown here. After-tax returns shown below are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                    1 YEAR           5 YEARS      SINCE INCEPTION
Standard Shares
Before Taxes                        -29.02%            9.58%      9.03%  (02/08/94)

After Taxes on
Distributions                       -29.02%            8.34%      8.15%

After Taxes on
Distributions and
Sale of Fund Shares                 -17.67%            7.55%      7.29%

Institutional Shares                -28.65%            N/A      -10.55%  (11/01/99)

Administrative Shares               -28.81%            N/A      -28.30%  (02/04/00)

MSCI World Index(1)                 -16.82%            5.37%      7.67% *(02/08/94)
                                                                 -9.65%* (11/01/99)
                                                                -14.35%* (02/04/00)

(1) An unmanaged market capitalization-weighted index designed to represent the performance of the world's developed stock markets.

* Index comparison begins on the inception date of each share class. Index performance reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

These tables show the costs you should expect to pay as a fund investor.

SHAREHOLDER FEES -- PAID DIRECTLY FROM YOUR INVESTMENT

Sales Charges                                     None

Redemption Fees                                   2.00%*

*You may be assessed a redemption fee of 2.00% if you redeem or exchange fund shares within 60 days after their purchase.

ANNUAL FUND OPERATING EXPENSES -- DEDUCTED FROM FUND ASSETS

                                           STANDARD      INSTITUTIONAL     ADMINISTRATIVE
                                            SHARES           SHARES            SHARES
Management Fees                             1.00%             1.00%             1.00%
Distribution (12b-1) Fees                   0.25%             N/A               0.25%
Other Expenses                              0.59%             0.27%             0.39%
Total Annual Operating Expenses             1.84%             1.27%             1.64%

EXPENSE EXAMPLE

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses and returns will be different.

                               1 YEAR    3 YEARS    5 YEARS  10 YEARS
Standard Shares                $187      $579       $995     $2,159
Institutional Shares           $129      $403       $697     $1,534
Administrative Shares          $167      $517       $892     $1,944

FINANCIAL HIGHLIGHTS

The Financial Highlights can help you understand this fund's performance for the past five years (or less, for newer share classes). The information under "Selected Per Share Data" applies to a single share. Total return figures show the percentage an investor would have gained or lost during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with this fund's financial statements, is included in the annual report, which is available upon request (see back cover).

                                                    07/01/01-         07/01/00-      07/01/99-         07/01/98-      07/01/97-
STANDARD SHARES                                     06/30/02          06/30/01       06/30/00          06/30/99       06/30/98
Selected Per Share Data
Net asset value,
beginning of period                               $     18.31       $     29.99    $     20.22       $     16.95    $     14.47
Income/loss from
investment operations:
            Net investment loss                         (0.11)(1)         (0.16)         (0.22)(1)         (0.12)         (0.20)
            Redemption fee                               0.01                --             --                --             --
            Net realized and
                        unrealized gains/losses
                        from investments and
                        foreign currencies              (3.99)            (9.61)         10.94              3.86           3.24
Total from
investment operations                                   (4.09)            (9.77)         10.72              3.74           3.04
Less dividends to shareholders:
            From net realized gains                        --             (1.91)         (0.95)            (0.47)         (0.56)
Net asset value,
end of period                                     $     14.22       $     18.31    $     29.99       $     20.22    $     16.95
Total Return (%)                                       (22.34)           (33.69)         53.27             22.34          21.75
Ratios and Supplemental Data
Net assets, end of period
            ($ x 1,000)                           $   135,881       $   236,080    $   354,818       $    90,549    $    49,045
Ratio of expenses to average
            net assets, net of
            reimbursements(%)                            1.84              1.82           1.82              1.96           2.20
Ratio of net investment loss
            to average net assets (%)                   (0.66)            (0.71)         (0.79)            (0.88)         (0.76)
Ratio of expenses to average
            net assets, prior to
            reimbursement (%)                            1.84              1.82           1.83              1.96           2.20
Portfolio turnover rate (%)                            132.82            151.95         120.69             64.07          72.33

(1)  Based on average shares outstanding

                                         07/01/01-        07/01/00-        11/01/99(1)-
INSTITUTIONAL SHARES                     06/30/02         06/30/01         06/30/00
Selected Per Share Data
Net asset value,
beginning of period                     $    18.46       $    30.08       $    23.45
Income/loss from
investment operations:
            Net investment loss              (0.01)(2)        (0.05)(2)        (0.05)(2)
            Redemption fee                    0.01
            Net realized and
            unrealized gains/losses
            from investments and
            foreign currencies               (4.06)           (9.66)            7.63
Total from
investment operations                        (4.06)           (9.71)            7.58
Less dividends to shareholders:
            From net realized gains             --            (1.91)           (0.95)
Net asset value,
end of period                           $    14.40       $    18.46       $    30.08
Total Return (%)                            (21.99)          (33.35)           32.55(3)
Ratios and Supplemental Data
Net assets, end of period
            ($ x 1,000)                 $    9,531       $   16,475       $   12,544
Ratio of expenses to average
            net assets, net of
            reimbursement (%)                 1.27             1.39             1.39(4)
Ratio of net investment loss
            to average net assets (%)        (0.05)           (0.23)           (0.25)(4)
Ratio of expenses to average
            net assets, prior  to
            reimbursement (%)                 1.27             1.42             1.43(4)
Portfolio turnover rate (%)                 132.82           151.95           120.69

(1)  Commencement of operations

(2)  Based on average shares outstanding

(3)  Not annualized

(4)  Annualized

                                                07/01/01-        07/01/00-        02/04/00(1)-
INSTITUTIONAL SHARES                            06/30/02         06/30/01         06/30/00
Selected Per Share Data
Net asset value,
beginning of period                            $   18.38       $   30.02       $   33.45
Income/loss from
investment operations:
            Net investment loss                    (0.06)(2)       (0.11)(2)       (0.06)
            Redemption Fee                          0.01              --              --
            Net realized and
            unrealized gains/losses
                        from investments and
                        foreign currencies         (4.03)          (9.62)          (3.37)
Total from
investment operations                              (4.08)          (9.73)          (3.43)
Less dividends to shareholders:
            From net realized gains                                (1.91)             --
Net asset value,
end of period                                  $   14.30       $   18.38       $   30.02
Total Return (%)                                  (22.20)         (33.52)         (10.25)(3)
Ratios and Supplemental Data
Net assets, end of period
            ($ x 1,000)                        $   2,207       $   1,748       $       1
Ratio of expenses to average
            net assets,
            net of reimbursement (%)                1.64            1.68            1.68(4)
Ratio of net investment loss
            to average net assets (%)              (0.39)          (0.48)          (0.48)(4)
Ratio of expenses to average
            net assets,
            prior to reimbursement (%)              1.64            3.18          296.20(4)
Portfolio turnover rate (%)                       132.82          151.95          120.69

(1)  Commencement of operations

(2)  Based on average shares outstanding

(3)  Not annualized

(4)  Annualized

CITIZENS INTERNATIONAL GROWTH FUND

Ticker Symbol:          CUSIP number:
N/A                     174688 838

THE FUND'S GOAL AND MAIN STRATEGIES

GOAL. The fund seeks capital appreciation.

MAIN STRATEGIES. The fund invests mainly in stocks and other equities of foreign companies of any size. These equities may include common stocks and forms of foreign equities that trade in U.S. dollars (such as American Depositary Receipts). All companies must meet Citizens Funds' fundamental and social criteria.

The fund is actively managed, and takes a growth approach to investing that includes analysis of countries and regions as well as individual securities. The fund looks for countries and regions that display most or all of the following characteristics:

-    prospects for growth (such as growth of infrastructure or consumer demand)

- low presence or risk of economic imbalances (such as inflation, trade deficits or public debt)

- adequate liquidity within financial markets and the country's economy (including currency exchange)

-    sound government economic policies

In choosing individual securities, the fund looks for companies that display most or all of the following characteristics:

-    sustainable growth of earnings

-    innovative products, services or business strategies

-    potential to benefit from political or economic conditions

During normal market conditions, the fund will invest at least 65% of total assets in foreign stocks, and will diversify its holdings internationally by investing in at least five foreign countries, and typically in many more than that. The fund may invest no more than 25% of total assets in emerging markets (such as Russia, Malaysia and Pakistan). At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector. The fund may also invest in Yankee bonds (dollar-denominated bonds issued by foreign issuers), preferred stocks, convertible bonds and U.S. stocks.

The fund may sell a stock if it fails our re-screening for social, environmental or corporate responsibility criteria, if it has reached a target price, if its fundamental outlook has changed, or in order to adjust the fund's exposure to a certain sector or type of risk.

MAIN RISKS TO FUND INVESTORS

MARKET RISKS. As with any stock fund, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. The stock market may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds. Stocks of growth companies may be especially volatile, because their prices are largely based on future expectations.

RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES. Because these companies tend to lack the diverse business lines, experienced management and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some smaller companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.

FOREIGN INVESTING RISKS. Foreign securities markets typically are less efficient and more volatile than U.S. securities markets, and may be more sensitive to political and economic events. Foreign economies and governments may be less mature and less stable than those in the U.S., may impose regulations on markets that are either excessive or inadequate, or may confiscate assets (through high taxation or nationalization, for instance). With foreign currencies, exchange controls and changes in exchange rates can affect the dollar value of these securities or the ability to realize that value, potentially widening investment losses on foreign securities or canceling out gains. With dollar-denominated securities, currency risks can still affect the dollar value of securities. Foreign risks are greater in emerging markets than in developed markets.

SECTOR AND COMPANY RISKS. To the extent that the fund invests in a given sector, it is exposed to that sector's risks and opportunities. The fund could underperform the overall market or certain indices if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance, over any period of time, may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile, because of such factors as rapid product obsolescence and intense competition. Similarly, the fund's investments in each stock represent exposure to that company's risks and opportunities, and fund performance could be hurt if the fund invests heavily in a company that performs poorly.

PERFORMANCE

The bar chart below shows the risks of investing in the fund by showing changes in the performance of Standard shares for the calendar years shown. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS INDICATED

BAR CHART HERE

2001          -26.87

The Citizens International Growth Fund year-to-date return as of September 30, 2002 was -25.55%.

Best and Worst Quarterly Performance (during period shown above)

Best quarter: 4.87%, Q4, `01                 Worst quarter: -17.78%, Q1 `01

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

The table below compares the before-tax average annual total returns of the fund for the periods shown with that of an unmanaged market index.

The table below also provides the after-tax average annual returns of the Standard shares of the fund for the periods shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown here. After-tax returns shown below are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                         1 YEAR       SINCE INCEPTION
Standard Shares-
Before Taxes             -26.87%      -26.13% (12/20/00)

After Taxes on
Distributions            -26.87%      -26.13%

After Taxes on
Distributions and
Sale of Fund Shares      -16.37%      -20.88%


MSCI EAFE Index(1)       -21.44%      -19.50% *

(1) An unmanaged index of foreign stocks that is an aggregate of 21 individual country indices that collectively represent many of the world's major markets.

* Index comparison begins on the inception date of the Standard Share class. Index performance reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

These tables show the costs you should expect to pay as a fund investor.

SHAREHOLDER FEES -- PAID DIRECTLY FROM YOUR INVESTMENT

Sales Charges                   None
Redemption Fees                 2.00%*

*You may be assessed a redemption fee of 2.00% if you redeem or exchange fund shares within 60 days after their purchase.

ANNUAL FUND OPERATING EXPENSES -- DEDUCTED FROM FUND ASSETS

                                  STANDARD
                                  SHARES
Management Fees                   1.05%
Distribution (12b-1) Fees         0.25%

Other Expenses                    1.76%
Total Annual Operating Expenses   3.06%
Reimbursements/Waivers(1)         1.21%
Net Expenses                      1.85%

(1) Reflects a contractual agreement under which the investment adviser agrees to limit certain ordinary fees and expenses of the fund. The contractual agreement is in effect through at least 6/30/03.

EXPENSE EXAMPLE

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above, and that reimbursements or waivers, if any, are in effect for the first year of each period. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses and returns will be different.

                          1 YEAR     3 YEAR    5 YEARS     10 YEARS
Standard Shares           $188       $831      $1,500      $3,289

FINANCIAL HIGHLIGHTS

The Financial Highlights can help you understand this fund's performance since inception. The information under "Selected Per Share Data" applies to a single share. Total return figures show the percentage an investor would have gained or lost during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with this fund's financial statements, is included in the annual report, which is available upon request (see back cover).

                                               07/01/01-       12/20/00(1)-
STANDARD SHARES                                06/30/02        06/30/01
Selected Per Share Data
Net asset value,
beginning of period                            $    8.22       $   10.00
Income/loss from
investment operations:
            Net investment
                        income                     (0.02)(2)        0.04(2)
            Redemption fee                          0.02
            Net realized and
                        unrealized losses
                        from investments and
                        foreign currencies         (1.49)          (1.82)
Total from
investment operations                              (1.49)          (1.78)
Net asset value,
end of period                                  $    6.73       $    8.22
Total Return (%)                                  (18.13)         (17.80)(3)
Ratios and Supplemental Data
Net assets, end of period
            ($ x 1,000)                        $   3,168       $   1,637
Ratio of expenses to average
            net assets, net of
            reimbursement (%)                       1.85            1.85(4)
Ratio of net investment income/loss
            to average net assets (%)              (0.23)           0.86(4)
Ratio of expenses to average
            net assets, prior  to
            reimbursement(%)                        3.06           17.47(4)
Portfolio turnover rate (%)                       158.84           39.88

(1)  Commencement of operations

(2)  Based on average shares outstanding

(3)  Not annualized

(4)  Annualized

CITIZENS INCOME FUND

Ticker Symbol:             CUSIP number:
WAIMX                      174688 606

THE FUND'S GOAL AND MAIN STRATEGIES

GOAL. The fund seeks to generate current income and to pay a monthly dividend.

MAIN STRATEGIES. The fund invests mainly in bonds and mortgage-backed securities. Most of these may have maturities of anywhere from 2 to 30 years, although at times the fund may also hold short-term securities (such as money market instruments) for investment purposes. During normal market conditions, the fund will maintain a weighted average maturity of between 3 and 15 years.

The fund focuses on investment-grade securities (those whose credit quality puts them among the top four rating categories). However, the fund may invest up to 35% of total assets in high-yield securities, commonly known as junk bonds.

The fund is actively managed, and may invest in a wide variety of securities, including the following:

-    corporate bonds and other corporate debt issues

- obligations of the U.S. government and its agencies and instrumentalities, including mortgage-backed securities

-    debt and equity securities of real estate investment trusts

-    equity securities, such as warrants and preferred stock

-    discount notes, corporate paper or other short-term obligations

-    debt securities of foreign issuers, including Yankee bonds
     (dollar-denominated bonds issued by foreign issuers)

At times, the fund may over- or underemphasize any given economic sector (cluster of related industries). This means that the fund may invest comparatively heavily in higher-risk sectors, such as the technology sector.

The fund may sell a security if it fails our re-screening for social, environmental or corporate responsibility criteria, if other securities appear to represent better value, if there is an actual or anticipated decline in its credit quality, or in order to adjust the fund's exposure to a certain sector or type of risk.

MAIN RISKS TO FUND INVESTORS

MARKET RISKS. As with any bond fund, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. Although typically less volatile than the stock market, the bond market may react dramatically and unpredictably to political, regulatory, market or economic developments.

INTEREST RATE RISKS. When interest rates rise, prices of bonds and mortgage-backed securities typically fall, meaning that your investment may lose value in a rising interest rate environment. Generally, the longer a bond's maturity, the greater this risk.

CREDIT RISKS. If the issuer of a bond or mortgage-backed security becomes (or is expected to become) less creditworthy, the price of its bonds typically falls. In some cases, a bond may go into default and the issuer may be unable to make timely payments of interest or principal.

Junk bonds pose higher credit risks. Their prices typically are more volatile than those of investment-grade bonds, and they can be hard to sell in difficult market conditions. Junk bonds tend to be sensitive to bad economic or political news, which may cause their prices to fall or increase the rate of defaults. Bonds in the lower end of the investment-grade category may carry these risks in reduced form.

Credit risk may affect an individual security, an industry, an economic sector or a particular type of security. Fund investors should bear in mind that the fund's investment in obligations of U.S. government agencies and instrumentalities may, but need not, be backed by the full faith and credit of the United States.

PREPAYMENT AND EXTENSION RISKS. Market prices and interest rates for mortgage-backed securities are based on investor assumptions about the future behavior of interest rates. Any changes or unexpected behavior on the part of interest rates could hurt the performance of the fund's mortgage-backed securities. For example, if rates fall and homeowners refinance mortgages, mortgage-backed securities may be paid off early and the fund would typically have to reinvest that money at a lower rate. If rates rise, the fund may be "locked into" an undesirable rate in its mortgage-backed securities, and the security's expected maturity may be lengthened, making its price more volatile. These risks can cause losses of income as well as capital for the fund.

SECTOR RISKS. To the extent that the fund invests in a given sector, it is exposed to that sector's risks. The fund's performance could be hurt if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance, over any period of time, may be quite different from that of the overall market.

PERFORMANCE

The bar chart below shows the risks of investing in the fund by showing changes in the performance of Standard shares for the calendar years shown. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS INDICATED

BAR CHART HERE

1993          9.96%
1994         -3.08%
1995         17.38%
1996          4.84%
1997         10.48%
1998          5.80%
1999         -0.82%
2000          7.22%
2001          4.37%

The Citizens Income Fund year-to-date return as of September 30, 2002 was 2.55%.

Best and Worst Quarterly Performance (during period shown above)

Best quarter:   5.08%, Q1 `95             Worst quarter:   -2.24%, Q1 `94

The table below compares the before-tax average annual total returns of the fund for the periods shown with that of an unmanaged market index.

The table below also provides the after-tax average annual returns of the Standard shares of the fund for the periods shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown here. After-tax returns shown below are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                             1 YEAR      5 YEARS    SINCE INCEPTION
Standard Shares-
Before Taxes                 4.37%       5.34%      6.17%(06/10/92)

After  Taxes on
Distributions                1.90%       2.84%      3.74%

After Taxes on
Distributions and
Sale of Shares               2.67%       3.03%      3.76%

Lehman Brothers
U.S. Aggregate
Bond
Index(1)                     8.44%       7.43%      7.40%*

(1) An unmanaged index of taxable, investment-grade fixed-income securities, including government, mortgage-backed and asset-backed securities.

* Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES

These tables show the costs you should expect to pay as a fund investor.

SHAREHOLDER FEES -- PAID DIRECTLY FROM YOUR INVESTMENT

Sales Charges and Redemption Fees               None

ANNUAL FUND OPERATING EXPENSES -- DEDUCTED FROM FUND ASSETS

                                           STANDARD
                                           SHARES
Management Fees                            0.65%
Distribution (12b-1) Fees                  0.25%
Other Expenses                             0.48%
Total Annual Operating Expenses            1.38%

EXPENSE EXAMPLE

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses and returns will be different.

                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
Standard Shares          $140       $437        $755        $1,657

FINANCIAL HIGHLIGHTS

The Financial Highlights can help you understand this fund's performance for the past five years. The information under "Selected Per Share Data" applies to a single share. Total return figures show the percentage an investor would have gained or lost during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with this fund's financial statements, is included in the annual report, which is available upon request (see back cover).

                                                07/01/01-     07/01/00-     07/01/99-     07/01/98-     07/01/97-
STANDARD SHARES                                 06/30/02      06/30/01      06/30/00      06/30/99      06/30/98
Selected Per Share Data
Net asset value,
beginning of period                             $    10.28    $    10.20    $    10.51    $    11.03    $    10.56
Income/loss from
investment operations:
            Net investment income                     0.58          0.68          0.65          0.59          0.60
Net realized and unrealized gains/
               losses from investments               (0.66)         0.10         (0.32)        (0.50)         0.49
Total from
investment operations                                (0.08)         0.78          0.33          0.09          1.09
Less dividends to shareholders:
             From net investment income              (0.58)        (0.70)        (0.63)        (0.59)        (0.60)
From net realized gains                                 --         --(1)         (0.01)        (0.02)        (0.02)
Total dividends                                       0.58         (0.70)        (0.64)        (0.61)        (0.62)
Net asset value,
end of period                                   $     9.62    $    10.28    $    10.20    $    10.51    $    11.03
Total Return (%)                                     (0.87)         7.87          3.35          0.78         10.49
Ratios and Supplemental Data
Net assets, end of period
($ x 1,000)                                     $   67,488    $   71,639    $   61,836    $   62,837    $   51,366
Ratio of expenses to average
             net assets, net of
             reimbursement (%)                        1.38          1.40          1.45          1.45          1.74
Ratio of net investment income/loss
                    to average net assets (%)         5.77          6.55          6.34          5.50          5.55
Ratio of expenses to average
                  net assets, prior  to
                  reimbursement (%)                   1.38          1.48          1.47          1.49          1.86
Portfolio turnover rate (%)                          54.05         60.53         52.96         44.07         80.14

(1) Less than $0.005 per share

CITIZENS ULTRA SHORT BOND FUND

Ticker Symbol:     CUSIP number:
                   174688770

THE FUND'S GOAL AND MAIN STRATEGIES

GOAL: The fund seeks a high level of current income consistent with preservation of capital.

MAIN STRATEGIES: The fund invests primarily in securities rated investment-grade (those whose credit quality puts them among the top four rating categories) when the fund purchases them. The fund may also invest up to 35% of total assets in high-yield securities, commonly known as junk bonds. As a non-fundamental policy, the fund will, under normal circumstances, invest at least 80% of its net assets in bonds and related instruments. The fund is expected to maintain an average duration of approximately one year or less.

The fund is actively managed, and may invest in a wide variety of fixed-income securities, including the following:

-    corporate bonds and other corporate debt issues

- obligations of the U.S. government and its agencies and instrumentalities, including mortgage-backed securities

-    discount notes, commercial paper or other short-term obligations

-    debt securities of foreign issuers, including Yankee bonds
     (dollar-denominated bonds issued by foreign issuers)

At times, the fund may over- or underemphasize any particular economic sector (cluster of related industries). This means that the fund may invest in comparatively heavily in higher-risk sectors such as the technology sector.

The fund may sell a security if it fails our re-screening for social or environmental criteria, if other securities appear to represent better value, if there is an actual or anticipated decline in its credit quality, or in order to adjust the fund's exposure to a given type of risk.

Investing higher-quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower-quality or longer-term investments.

MAIN RISKS TO FUND INVESTORS

MARKET RISKS. As with any bond fund, the value of your investment in this fund will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. Although typically less volatile than the stock market, the bond market may react dramatically and unpredictably to political, regulatory, market or economic developments.

INTEREST RATE RISKS. When interest rates rise, prices of bonds and mortgage-backed securities typically fall, meaning that your investment may lose value in a rising interest rate environment. Generally, the longer a bond's maturity, the greater this risk.

CREDIT RISKS. If the issuer of a bond becomes (or is expected to become) less creditworthy, the price of its bonds typically falls. In some cases, a bond may go into default and the issuer may be unable to make timely payments of interest or principal.

Junk bonds pose higher credit risks. Their prices typically are more volatile than those of investment-grade bonds, and they can be hard to sell in difficult market conditions. Junk bonds tend to be sensitive to bad economic or political news, which may cause their prices to fall or increase the rate of defaults. Bonds in the lower end of the investment-grade category may carry these risks in reduced form.

Credit risk may affect an individual security, an industry, an economic sector or a particular type of security. Fund investors should bear in mind that the fund's investment in obligations of U.S.

government agencies and instrumentalities may, but need not, be backed by the full faith and credit of the United States.

PREPAYMENT AND EXTENSION RISKS. Market prices and interest rates for mortgage-backed securities are based on investor assumptions about the future behavior of interest rates. Any changes or unexpected behavior on the part of interest rates could hurt the performance of the fund's mortgage-backed securities.

SECTOR RISKS. To the extent that the fund invests in a given sector, it is exposed to that sector's risks. The fund's performance could be hurt if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance, over any period of time, may be quite different from that of the overall market.

FOREIGN INVESTING RISKS. Foreign securities markets typically are less efficient and more volatile than U.S. securities markets, and may be more sensitive to political and economic events. Foreign economies and governments may be less mature and less stable than those in the U.S., may impose regulations on markets that are either excessive or inadequate, or may confiscate assets (through high taxation or nationalization, for instance). With foreign currencies, exchange controls and changes in exchange rates can affect the dollar value of these securities or the ability to realize that value, potentially widening investment losses on foreign securities, or canceling out gains. With dollar-denominated securities, currency risks can still affect the dollar value of these securities. Foreign risks are greater in emerging markets than in developed markets.

PERFORMANCE

Because the fund is a new fund, performance information for this fund is not provided in this prospectus.

FEES AND EXPENSES

These tables show the costs you should expect to pay as a fund investor.

SHAREHOLDER FEES -- PAID DIRECTLY FROM YOUR INVESTMENT

Sales Charges and Redemption Fees         None

ANNUAL FUND OPERATING EXPENSES -- DEDUCTED FROM FUND ASSETS

                                                            STANDARD
                                                            SHARES
Management Fees                                             0.35%

Distribution (12b-1) Fees                                   0.25%

Other Expenses(1)                                           1.02%

Total Annual Operating Expenses(2)                          1.62%

-------

     (1) The amounts set forth in "other expenses" have been estimated based on expenses the fund expects to incur during its first fiscal year.

     (2) The investment adviser has voluntarily agreed to limit fees and expenses so that the total annual operating expenses would not exceed 0.85%. The Adviser may terminate this waiver at any time.

EXPENSE EXAMPLE

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses and returns will be different.

                                    1 YEAR         3 YEARS
Standard Shares                     $165           $511

CITIZENS MONEY MARKET FUND

Share Class Ticker Symbols:         CUSIP numbers:
Standard    Institutional           Standard    Institutional
WKAXX       WAIXX                   174688 705  174688 804

THE FUND'S GOAL AND MAIN STRATEGIES

GOAL. The fund seeks current income consistent with safety and liquidity.

MAIN STRATEGIES. The fund invests in money market instruments: high-quality, short-term debt obligations issued by the U.S. government and its agencies and instrumentalities, or by corporations, banks or other financial institutions. The fund's investments may include commercial paper (short-term corporate obligations), asset-backed commercial paper (commercial paper backed by receivables), and extendible commercial notes (a type of commercial paper whose maturity may be lengthened by the issuer). Although it cannot guarantee that it will do so, the fund seeks to maintain a stable $1.00 share price.

Federal regulations strictly limit the securities a money fund may buy. All securities must either be rated in the top two tiers of credit quality for money market instruments or, if unrated, must be of equivalent quality, as determined by the investment adviser. The fund buys only securities in the top tier of credit quality, rather than the permissible top two tiers. (A security that is rated below the top tier by no more than one rating organization can still be considered to be in the top tier if two other rating organizations rate it so.)

Federal regulations also state that all securities must pay principal and interest in U.S. dollars, and must have a maturity of 397 days (approximately 13 months) or less. In addition, a money fund must maintain a dollar-weighted average maturity of no more than 90 days.

MAIN RISKS TO FUND INVESTORS

MONEY MARKET INSTRUMENT RISKS. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible you could lose money by investing in the fund.A change in share price could occur as the result of unusual political, regulatory, market or economic developments, extreme interest rate movements, or as the result of manager error.

YIELD FLUCTUATION RISK. The fund invests in short-term money market instruments. As a result, the amount of income paid by the fund to shareholders will go up or down depending on day-to-day variations in short-term interest rates. Investing in high-quality, short-term instruments may result in a lower yield than investing in lower-quality or longer-term instruments.

INTEREST RATE AND MARKET RISKS. A major change in interest rates, a significant decline in the value of the fund's investments or another market event could cause the value of the fund's investments, or the fund's yield, to go down.


CREDIT RISKS. If a security's issuer becomes (or is expected to become) less credit-worthy, the price of its debt securities typically falls. In some cases, a security may go into default and the issuer may be unable to make timely payments of interest or principal. Any default or decline in credit quality could affect the fund's share price or yield.

Credit risk may affect an individual security, an industry, an economic sector (cluster of related industries) or a particular type of security. Fund investors should bear in mind that the obligations of U.S. government agencies and instrumentalities that the fund invests in may, but need not, be backed by the full faith and credit of the United States.

INFLATION RISK. Over any given time period, and particularly over the long term, inflation may erode a substantial portion of the real value of money invested in a money market fund.

PERFORMANCE

The bar chart below shows the risks of investing in the fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS FOR THE CALENDAR YEARS INDICATED

BAR CHART HERE

  1992    3.09%
  1993    2.22%
  1994    3.24%
  1995    5.01%
  1996    4.29%
  1997    4.44%
  1998    4.43%
  1999    4.05%
  2000    5.47%
  2001    3.45%

The Citizens Money Market Fund year-to-date return as of September 30, 2002 was 0.78%.

Best and Worst Quarterly Performance (during period shown above)

Best quarter:   1.49%, Q4 `00                  Worst quarter:   0.42%, Q4, `01

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01

                                    1 YEAR                  5 YEARS     10 YEARS    SINCE INCEPTION
Standard Shares                     3.45%                   4.36%       3.96%       N/A

Institutional Shares                3.66%                   4.81%       N/A         4.85% (02/01/96)

For this fund's current seven-day yield, call 800.223.7010 or visit www.citizensfunds.com.

FEES AND EXPENSES

These tables show the costs you should expect to pay as a fund investor.

SHAREHOLDER FEES -- PAID DIRECTLY FROM YOUR INVESTMENT

Sales Charges and Redemption Fees          None

ANNUAL FUND OPERATING EXPENSES -- DEDUCTED FROM FUND ASSETS

                                                STANDARD        INSTITUTIONAL
                                                SHARES          SHARES
Management Fees                                 0.35%           0.35%
Distribution Fees                               N/A             N/A

Other Expenses                                  0.57%           0.32%
Total Annual Operating Expenses                 0.92%           0.67%

EXPENSE EXAMPLE

This example can help you compare the expenses of this fund to those of other funds. It assumes that operating expenses remain as above. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses and returns will be different.

                                    1 YEAR     3 YEARS        5 YEARS        10 YEARS
Standard Shares                     $94        $293           $509           $1,131
Institutional Shares                $68        $214           $373           $  835

FINANCIAL HIGHLIGHTS

The Financial Highlights can help you understand this fund's performance for the past five years. The information under "Selected Per Share Data" applies to a single share. Total return figures show the percentage an investor would have gained or lost during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with this fund's financial statements, is included in the annual report, which is available upon request (see back cover).

                                          07/01/01-      07/01/00-      07/01/99-      07/01/98-      07/01/97-
STANDARD SHARES                           06/30/02       06/30/01       06/30/00       06/30/99       06/30/98
Selected Per Share Data
Net asset value,
beginning of period                      $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
Income from
investment operations:
            Net investment income               0.02           0.05           0.05           0.04           0.05
Less dividends to shareholders:
            From net investment income         (0.02)         (0.05)         (0.05)         (0.04)         (0.05)
Net asset value,
end of period                            $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
Total Return (%)                                1.71           5.23           4.67           4.07           4.54
Ratios and Supplemental Data
Net assets, end of period
            ($ x 1,000)                  $   114,271    $   117,211    $   112,700    $   105,740    $   103,597
Ratio of expenses to average
            net assets, net of
            reimbursement (%)                   0.92           0.89           1.17           1.19           1.21
Ratio of net investment income
            to average net assets (%)           1.72           5.08           4.59           4.00           4.46
Ratio of expenses to average
            net assets, prior  to
            reimbursement (%)                   0.92           0.89           1.18           1.24           1.23

                                      07/01/01-     07/01/00-     07/01/99-     07/01/98-     07/01/97-
INSTITUTIONAL SHARES                  06/30/02      06/30/01      06/30/00      06/30/99      06/30/98
Selected Per Share Data
Net asset value,
beginning of period                  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
Income from investment operations:
            Net investment
             income                        0.02          0.05          0.05          0.05          0.05
Less dividends to shareholders:
            From net
            investment income             (0.02)        (0.05)        (0.05)        (0.05)        (0.05)
Net asset value,
end of period                        $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
Total Return (%)                           1.97          5.43          5.04          4.58          5.23
Ratios and Supplemental Data
Net assets, end of period
            ($ x 1,000)              $   16,539    $   27,475    $   23,370    $   22,464    $   18,178
Ratio of expenses to average
            net assets, net of
            reimbursement (%)              0.67          0.70          0.81          0.70          0.56
Ratio of net investment income
            to average
             net assets (%)                1.95          5.22          4.93          4.47          5.11
Ratio of expenses to average
            net assets, prior  to
            reimbursement (%)              0.67          0.70          0.82          0.70          0.56

OTHER POLICIES AND RISKS

CHANGE IN A FUND'S INVESTMENT OBJECTIVE. Each Citizens fund may change its investment objective (goal) as long as the change is approved by the fund's trustees; the fund does not have to seek shareholder approval.

FUNDAMENTAL SOCIAL RESEARCH(SM). Every security in Citizens Funds' portfolios is subject to our proprietary research, which revolves around a comprehensive, integrated analysis of all the factors -- fundamental and social -- that we believe affect a company's stock performance over time. Detailed financial analysis is conducted in tandem with a thorough check of each company's management practices and record of corporate responsibility. Our in-house research team examines specific variables seen as potentially contributing positively to investment performance, and/or decreasing investment risk. We believe that the rigorous application of both fundamental and social criteria results in a more thorough and effective evaluation of securities for inclusion in our funds.

CITIZENS' SOCIAL CRITERIA

   EXCLUSIONARY                    QUALITATIVE
   ------------------------        ------------------------------------------------
   -   Tobacco                     -   Business practices and corporate governance
   -   Alcohol                     -   Environmental performance
   -   Nuclear power               -   Human rights
   -   Weapons production          -   Diversity and equal opportunity
   -   Lack of diversity           -   Labor and employee relations
   -   Gambling                    -   Community involvement
                                   -   Animal testing

ADDITIONAL POLICIES AFFECTING THESE FUNDS. Except where noted, the following policies and risks apply to all funds in this prospectus, except the Citizens Money Market Fund:

- Each fund may invest in bonds and other debt securities. For these securities, we measure credit quality at the time we buy a security for a fund. We rely on ratings by recognized independent rating organizations, or, for unrated securities, our own credit analysis. When two independent ratings disagree, we may use the higher one. If a security's credit quality falls, we usually will sell the security unless we determine that it would better serve the fund's interest to keep it.

- In order to have cash for processing shareholder and portfolio transactions and for paying operating expenses, a fund typically invests a portion of assets in cash equivalents, such as money market instruments or other high-quality, short-term, liquid obligations. Under special circumstances -- such as in order to reduce or avoid concentration in an industry or issuer or because of unusual market conditions -- a fund may temporarily place up to 100% of net assets in cash equivalents, or may otherwise depart from its stated investment strategy. To the extent that a fund departs from its usual investment strategy, it increases the risk that it won't achieve its goal.

- To a limited extent, the Core Growth, Global Equity and International Growth Funds may invest in initial public offerings (IPOs). IPOs may be especially volatile because they have no trading history, and information about their issuers may be limited. IPOs typically contribute more to fund performance when a fund is small, and less as it grows larger. IPOs may have significantly affected a fund's past performance, and may affect its future performance. As discussed earlier, the Emerging Growth and the Small Cap Core Growth Funds may invest in IPOs to a greater extent.

STATEMENT OF ADDITIONAL INFORMATION (SAI). Please note that there are many other factors which are not described herein, that could adversely affect an investment in the funds or prevent the funds from achieving their goals. More information about the strategies and risks of the funds appears in the Statement of Additional Information (SAI).

To obtain an SAI, see the back cover of this prospectus. Investors should understand that the funds are not required to follow all of the investment techniques described in this prospectus or the SAI, and may not invest in all permitted types of securities.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER

The investment adviser for Citizens Funds since it commenced operations in 1982 is Citizens Advisers, Inc., 230 Commerce Way, Portsmouth, NH, 03801. Citizens Securities, Inc., a subsidiary of Citizens Advisers, serves as Citizens Funds' distributor. Citizens Funds, Citizens Advisers and Citizens Securities are not affiliated with any bank.

As the investment adviser, Citizens Advisers has overall responsibility for the management of each fund's portfolio and, as a result, determines which companies meet the funds' fundamental and social criteria. Citizens Advisers has day-to-day responsibility for managing the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Income Fund, Citizens Ultra Short Bond Fund and Citizens Money Market Fund.

At its own expense, Citizens Advisers has engaged a subadviser to handle the day-to-day management of certain funds, as described below. Citizens Advisers has ultimate responsibility (subject to oversight by the funds' Board of Trustees) to oversee the subadviser and recommend its hiring, termination and replacement.

Citizens Advisers also is responsible for a wide variety of administrative duties for the funds under a separate administrative and shareholder services contract that provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers performs some of these services directly and subcontracts with third parties for others.

FEES PAID TO THE ADVISER(1). As payment for providing the funds with investment advisory and administrative services, Citizens Advisers received the following fees from each fund and share class during the most recent fiscal year. The Balanced and Ultra Short Bond Funds are newly organized and had no operations last year.

FUND                                % OF AVG
                                    NET ASSETS
Core Growth                         0.60%

Emerging Growth                     1.04%

Small Cap Core Growth               0.60%

Value Fund(2)                       1.10%

Global Equity                       1.10%

International Growth                1.15%

Income                              0.75%

Money Market                        0.45%

(1) For the fiscal year ending June 30, 2003, each fund is paying the investment adviser, in addition to other fees disclosed elsewhere in this prospectus and in the table above, a shareholder service fee. For all fund classes except the Citizens Core Growth Fund Standard shares, the fee is based on the number of accounts. For the Citizens Core

     Growth Fund Standard shares, the fee is a percentage of average annual net assets, and may be as high as 0.35% of assets, but will be 0.25% for the fiscal year ending June 30, 2003.

(2) This fee is based on the period from September 24, 2001 (date of reorganization) to June 30, 2002. For the period from June 1, 2001 to September 23, 2001, Meyers Capital Management, LLC, the adviser to the Meyers Pride Value Fund, waived its fees.

THE SUBADVISER

Since October 17, 2001, SSgA Funds Management, Inc. (SSgA) has been the subadviser for the Citizens Global Equity and Citizens International Growth Funds. SSgA is the successor to the mutual fund investment operations of State Street Global Advisors, which was established in 1978 as a division of State Street Bank and Trust Company. SSgA is a wholly-owned subsidiary of State Street Corporation. SSgA is located at Two International Place, Boston, Massachusetts. As of September 30, 2002, State Street Corporation and its subsidiaries had over $700 billion in assets under management.

FEES PAID TO THE SUBADVISER. Citizens Advisers pays the subadviser for its services in handling the day-to-day management of the funds described above.

POTENTIAL CHANGES IN SUBADVISORY RELATIONSHIPS. The funds have obtained an exemptive order from the SEC that allows the funds, with the approval of the funds' trustees but normally without shareholder approval to:

     -    hire additional or replacement subadvisers

     -    change the terms of subadvisory agreements

     - continue to employ subadvisers after an event (such as an acquisition of the subadviser) that otherwise would cause an automatic termination of a subadvisory agreement

If a subadviser were added or changed for a fund without shareholder approval, the prospectus would be revised and shareholders of that fund would be notified.

PORTFOLIO MANAGEMENT FOR EACH FUND

CITIZENS CORE GROWTH FUND

CO-PORTFOLIO MANAGERS:

SOPHIA COLLIER (SINCE INCEPTION)

-    Principal Owner and Chair, Citizens Advisers (since 1991)

-    President, Citizens Funds (1991 - 1998, since 2002)

-    President, Citizens Advisers, Citizens Securities (1991 - 1998, since 2002)

ROBERT BARRINGER, CFA (SINCE 11/02)

-    Vice President and Portfolio Manager, Citizens Advisers (since 2002)

-    Senior Equity Analyst, Citizens Advisers (2001-2002)

-    Former Director & Co-Portfolio Manager, AEW Capital Management (1997 -
     1999)

CITIZENS EMERGING GROWTH FUND

CO-PORTFOLIO MANAGERS:

JEFFREY J. SCHAPPE, CFA (SINCE 4/02)

-    Senior Vice President, Chief Investment Officer, Citizens Advisers (since
     2002)

-    Vice President, Director of Research, Citizens Advisers (2001-2002)

- Former Senior Vice President, Director of Equity Research, George K. Baum & Co. (1998 - 2000)

-    Former Portfolio Manager, Conseco Capital Management (1991 - 1998)

THOMAS W. COLER, CFA, CPA (SINCE 11/02)

-    Vice President and Portfolio Manager, Citizens Advisers (since 2002)

-    Senior Equity Analyst, Citizens Advisers (2001-2002)

- Former Principal and Senior Equity Research Analyst, RBC Capital Markets (1998 - 2001)

-    Former Senior Auditor, KPMG Peat Marwick, LLC (1995 - 1997)

CITIZENS SMALL CAP CORE GROWTH FUND

CO-PORTFOLIO MANAGERS:

JEFFREY J. SCHAPPE, CFA  (SINCE 11/01)

See biographical information under "Citizens Emerging Growth Fund"

THOMAS W. COLER, CFA, CPA (SINCE 11/02)

See biographical information under "Citizens Emerging Growth Fund"

CITIZENS VALUE FUND

Since October 30, 2002, the Citizens Value Fund has been managed by a team of portfolio managers and equity analysts at Citizens Advisers.

CITIZENS BALANCED FUND

CO-PORTFOLIO MANAGERS:

ROBERT BARRINGER, CFA  (SINCE INCEPTION)

See biographical information under "Citizens Core Growth Fund"

SUSAN KELLY (SINCE INCEPTION)

-    Portfolio Manager, Citizens Advisers (since 2000)

-    Former Assistant Portfolio Manager, John Hancock Advisors (1997 - 2000)

- Former Assistant Portfolio Manager and Assistant Vice President, Smith Barney (1990 - 1997)

CITIZENS GLOBAL EQUITY FUND

TEAM LEADER (SINCE 3/02):

KIMBERLY D. GLUCK, CFA

- Portfolio Manager and leader of the U.S. Large Cap Equity Team, SSgA Funds Management, Inc. (since May 2001), Portfolio Manager, State Street Global Advisors (since 1994)

-    Former Portfolio Manager, Hutchins, Wheeler & Dittmar (1987 - 1994)

CITIZENS INTERNATIONAL GROWTH FUND

TEAM LEADER (SINCE 3/02):

BEN KOTTLER, CFA

- Portfolio Manager and leader of the International Growth Opportunities Strategy Team,

     SSgA Funds Management, Inc. (since May 2001), Portfolio Manager, State Street Global Advisors (since 2000)

- Former Senior European Analyst and Portfolio Manager, Brown Brothers Harriman (1996 - 2000)

CITIZENS INCOME FUND

PORTFOLIO MANAGER:

SUSAN KELLY (SINCE 12/00)

See biographical information under "Citizens Balanced Fund"

CITIZENS ULTRA SHORT BOND FUND

PORTFOLIO MANAGER

SUSAN KELLY (SINCE INCEPTION):

See biographical information under "Citizens Balanced Fund"

CITIZENS MONEY MARKET FUND

PORTFOLIO MANAGER (SINCE 3/00):

SUSAN KELLY

See biographical information under "Citizens Balanced Fund"

YOUR ACCOUNT

CLASSES OF SHARES

As noted in the fund descriptions, some of the funds in this prospectus offer more than one share class. All classes of all Citizens Funds are no-load, meaning that they have no sales or redemption* charges.

Standard shares are designed for individual investors. Institutional and Administrative shares are designed for institutional investors, but may be made available to individual investors through various retirement plans or other investment programs. Institutional and Administrative shares may also be appropriate for individuals who are investing $1 million or more. The main points of the share classes are described at right.

*You may be assessed a fee for redemptions or exchanges from the Global Equity and International Growth Funds within 60 days of purchase.

STANDARD SHARES

MINIMUM INITIAL INVESTMENT AND MINIMUM BALANCE

- $2,500 for regular accounts; $1,000 for IRA, Uniform Gifts to Minors Act/ Uniform Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan (AIP) accounts

MINIMUM ADDITIONAL INVESTMENT

-    $50 for all accounts, including AIP

DISTRIBUTION (12b-1) FEE

- 0.25% of average net assets annually (does not apply to Citizens Money Market Fund)

INSTITUTIONAL SHARES

MINIMUM INITIAL INVESTMENT AND MINIMUM BALANCE

-    $1 million (or less, at Citizens Funds' discretion)

MINIMUM ADDITIONAL INVESTMENT

-    No minimum

DISTRIBUTION (12b-1) FEE

-    None

ADMINISTRATIVE SHARES

Minimum Initial Investment and Minimum Balance

-    $1 million (or less, at Citizens Funds' discretion)

MINIMUM ADDITIONAL INVESTMENT

-    No minimum

DISTRIBUTION (12b-1) FEE

-    0.25% of average net assets annually

DISTRIBUTION FEES. Under Citizens Funds' Distribution Plan, Standard and Administrative shares pay fees to Citizens Securities and others who provide distribution or administration services to the funds. These services may include advertising, marketing and commissions to outside brokers. Because these fees are paid out of fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

POLICIES FOR ACCOUNTS WITH BELOW-MINIMUM BALANCES. If your balance falls below the minimum for your share class (as noted on the previous page), a fund may take certain steps to address the situation:

- Standard shares: A fund may charge you $20 a year when your balance is below the minimum. If you fail to bring your balance up to the minimum level, the fund may give you 30 days' notice to do so, and if you do not, the fund may close your account and mail you the proceeds. This policy also applies to inactive Automatic Investment Plan accounts.

- Institutional and Administrative shares: Each fund reserves the right to convert an account to Standard shares, subject to 30 days' notice from the fund that you must increase your balance to at least the minimum.

HOW TO BUY SHARES

BUYING SHARES DIRECTLY. It's easy to buy shares in any Citizens fund. To open a new account, simply send in a completed account application and your payment. All applications and forms are available online at www.citizensfunds.com. To buy shares in an existing account, you can place your order in writing, online at THE address above, or by calling 800.223.7010 and using our automated phone service or speaking with a shareholder service representative.

When buying shares, you may pay by check, by exchange from another Citizens fund, or by wire. All checks must be made payable to "Citizens Funds"; we cannot accept checks that are payable to anyone else and signed over to us. We do accept foreign checks that are payable in U.S. dollars, but shares that are purchased with these checks may be held in escrow for at least 20 days. Citizens Funds reserves the right to reject any order to purchase shares.

For as little as $50.00 per month, per fund, you may establish an Automatic Investment Plan (AIP) account. Simply check off the appropriate box on your account application, provide the bank information requested, and tell us the amount ($50 minimum) the schedule of the investments, and the fund of your choice, or call 800.223.7010 for assistance to establish an AIP.

BUYING SHARES THROUGH A "FUND SUPERMARKET." Citizens Funds are available through many popular fund supermarkets, including Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments FundsNetwork(R).

BUYING SHARES THROUGH A BROKER-DEALER. Many broker-dealers offer Citizens Funds, in some cases as part of a fee-based investment program. For investors who prefer to invest with the guidance of a financial professional, buying shares through a broker-dealer may be the preferred choice. Due to the services broker-dealers offer, you may pay more in fees when investing through a broker-dealer.

HOW TO SELL SHARES

SELLING SHARES BY PHONE. We offer a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much you want to sell (redeem). In most circumstances, you can sell as much as $100,000 in shares this way.

If you select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or fraud. For added security, you may provide us with a Personal Identification Number (PIN), which must be verified before any telephone transaction (including balance inquiries) can be processed. For your protection, we record all telephone calls. As long as we follow these precautions and we reasonably believe that the instructions we receive are authorized, Citizens Funds, the funds' investment adviser and the funds' transfer agent will not be responsible for any losses that result.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be hard to reach us by telephone. In these cases, please consider conveying your instructions using the "Account Access" section at www.citizensfunds.com, through our automated phone service, or in writing.

SELLING SHARES ONLINE OR BY AUTOMATED PHONE SERVICE. When you sign up for and have activated your Telephone Redemption and Exchange option, you automatically have the ability to send orders to sell shares online at www.citizensfunds.com or by calling our automated phone service at 800.223.7010.

SELLING SHARES IN WRITING. Any order to sell shares can be sent to us in writing at any time. Certain types of orders can only be accepted in writing, and must have a Medallion Signature Guarantee (see below). These include:

-    all orders to sell shares that are worth more than $100,000

-    all exchanges between accounts that do not have identical titles

- all orders to sell shares in accounts whose name or address has been changed within the last 30 days

- all orders to sell shares where the proceeds are being sent to a different address than the one on the account

-    at our discretion, any other order

SELLING SHARES THROUGH A BROKER-DEALER. You may sell your shares through participating broker-dealers (who may charge a fee for this service). Some broker-dealers have arrangements with Citizens Funds that allow them to place orders to sell shares by phone or electronically. If you bought your shares through a broker-dealer or other intermediary, you may need to sell them through that same entity.

SELLING SHARES BY CHECK. Checkwriting is available for Citizens Money Market Fund, once you have been approved and have completed the necessary forms. You receive 20 checks when you invest in this fund, and are charged $0.50 for each check you write.

MEDALLION SIGNATURE GUARANTEES. A signature guarantee is evidence that the signature on your written order is genuine. These are available from most banks, credit unions and broker-dealers, but you cannot get one from a notary public. Not all written orders need a signature guarantee, but to avoid delays, it's a good idea to obtain a Medallion Signature Guarantee for all written orders to sell shares. Questions? Call 800.223.7010.

In addition to the types of orders described above, certain changes to your account need a Medallion Signature Guarantee, including:

-    Any change to your account title

-    Adding or changing your pre-designated wire or Automated Clearing House
     (ACH) instructions

-    Setting up or changing a systematic withdrawal plan or AIP

We may require further documentation from corporations, fiduciaries, retirement plans or institutional investors.

PROCEEDS FROM SELLING SHARES. When you sell shares, you have a choice of how you receive the proceeds. You can transfer the money into a different account at Citizens Funds, have a check mailed to you, or have the money electronically transferred into a pre-designated bank account. An electronic transfer using the Automated Clearing House (ACH) usually takes three days. Federal Funds wire service is typically next-day, but you will be charged a fee to send a wire transfer (see table in "Investor Services"). Your financial institution may charge a fee to receive ACH or wired funds. Proceeds normally go out the next business day after we receive a request in good order. You will earn dividends up through the date we receive your redemption request.

We reserve the right to wait up to seven business days before paying the proceeds when you sell shares. However, if you are selling shares that you recently bought, the proceeds may be delayed until your investment clears; this may take up to 15 days from the date of purchase. Under these circumstances, we will reject your order to sell shares and you must resubmit a request in good order to sell shares.

THE FUNDS' BUSINESS HOURS. The funds are open for business each day the New York Stock Exchange (NYSE) is open. You may buy or sell shares on any business day.

Each fund calculates the value of its shares immediately following the close of the NYSE. The NYSE typically closes at 4 p.m. (ET), but on occasion may close earlier.

HOW THE FUNDS PRICE THEIR SHARES. To calculate a fund's share price, or Net Asset Value (NAV), we add up the fund's assets, subtract its liabilities, and then divide by the number of shares outstanding.

We generally use market prices to value securities. Debt securities maturing within 60 days (and all securities held by the Citizens Money Market Fund) are normally valued at amortized cost, which is approximately equal to market value and is described in the Statement of Additional Information. If a market quotation for a given security is unavailable, or if the adviser or a fund's subadviser believes an available quote does not accurately reflect the current value of a security, the adviser will fair value that security in good faith, using the policies established by the funds' Board of Trustees.

COST OF SHARES WHEN YOU BUY OR SELL. When you buy shares in one of our funds, your transaction will go through at the next share price calculated for that fund after we receive your payment.

When you sell shares in one of our funds, your transaction will go through at the next share price calculated for that fund after your redemption request, in proper form, has been received.

TIMING OF ORDERS PLACED THROUGH BROKER-DEALERS. If you place an order with one of our authorized brokers, or their intermediaries, we will consider the order to have been accepted by us at the time it is accepted by them.

REDEMPTION IN KIND. Each fund will normally redeem shares for cash, but when the redemption is for more than $250,000, a fund may honor some or all of the redemption price with portfolio securities, which may cost a shareholder money in order to convert into cash. You should be aware that you may have to pay taxes when you redeem shares.

CONTACTING US WITH YOUR ORDERS

Regular U.S. Mail:
Citizens Funds
PO Box 182456
Columbus, OH 43218-2456

Overnight or Express Delivery:
Citizens Funds
3435 Stelzer Road
Columbus, OH 43219

Wire Transfers:
Citizens Funds
c/o Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263

Routing number: 042000314

A/C number: 999-44-975

For further credit:Your name, account number, and the name of the fund you wish to invest in.

Telephone:
800.223.7010

INVESTOR SERVICES

SERVICES. As part of our commitment to your investment success, we offer a full range of investor services:

- Tax-Advantaged Retirement Plans and Education Savings Accounts. These include traditional and Roth IRAs, SEP and SIMPLE IRAs, Coverdell Education Savings Accounts and 403(b) plans. Citizens Funds can also be offered as an option in 401(k) and 457 plans. Rollover and transfer services are available to make it easy to transfer existing retirement assets to a Citizens Funds account.

- Automated Investment Plans. These make it easy to invest on a disciplined schedule and avoid the temptation to time the market. Simply check off the appropriate box on your account application, provide the bank information requested, and tell us the amount and schedule of the investments and the fund of your choice. We'll do the rest.

- Systematic Withdrawal Plan. Send us a written request and we'll set up this plan to automatically redeem a portion of your shares and make regular monthly, quarterly or annual payments on your behalf.

- Payroll Deduction. This service allows you to set up regular investments in Citizens Money Market Fund through a payroll deduction. Call for more information and to find out how easy it can be to set up a direct payroll deposit.

For more information on any of our investor services, please call our Shareholder Service Center at 800.223.7010.

THE E-FUND(R) ACCOUNT. Citizens Money Market Fund offers an optional transaction account, the E-fund Account, which is available through Citizens Funds' distributor, Citizens Securities. The E-fund Account offers enhanced transaction features such as free check writing and a MasterCard(R) debit card that you can use to get cash at automated teller machines (ATMs) or make purchases at any location that accepts MasterCard credit cards. The annual fee is $35.

EXCHANGE PRIVILEGE. You may exchange at any time from one Citizens fund to another. Simply call or write with your request. Keep in mind that the investment minimums and monthly minimum balance fee still apply with all exchanges.

Because excessive trading can lower a fund's performance and harm other shareholders, we reserve the right to suspend or terminate (with advance notice) the exchange privilege of any investor who makes excessive use of the privilege, which we define as more than five exchanges within a one-year period.

We may also restrict or refuse exchanges that appear to us to be part of a pattern of "market timing" or other simultaneous orders affecting significant portions of a fund's assets. Shareholders who abuse the exchange privilege may lose their exchange privileges or have their account closed. If you lose your exchange privileges, you can still keep or sell your shares.

We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

EXCESSIVE TRADING AND REDEMPTION FEE. We reserve the right, at our discretion, to suspend the offering of shares of a fund and to reject any purchase request -- including exchanges from other funds -- that we regard as disruptive to the efficient management of a fund. Because excessive trading can lower a fund's performance and harm other shareholders, we may reject purchase requests that appear to us to be part of a pattern of "market timing." In addition, the Citizens Global Equity and International Growth Funds charge a redemption fee of 2% (paid to the funds) on shares of those funds redeemed within 60 days of purchase. The fee does not apply to (1) shares purchased through the reinvestment of dividends or other distributions, (2) redemptions by Citizens Funds of accounts with below-minimum balances, (3) redemptions due to shareholder death or disability, or (4) certain omnibus accounts and retirement plans.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

HOUSEHOLDING

TO REDUCE EXPENSES, WE MAY MAIL ONLY ONE COPY OF THE FUNDS' PROSPECTUS AND EACH ANNUAL AND SEMI-ANNUAL REPORT TO THOSE ADDRESSES SHARED BY TWO OR MORE ACCOUNTS. IF YOU WISH TO RECEIVE INDIVIDUAL COPIES OF THESE DOCUMENTS, PLEASE CONTACT US AT 800.223.7010, OR IF YOUR SHARES ARE HELD THROUGH A BROKER OR FINANCIAL INSTITUTION, PLEASE CONTACT THEM DIRECTLY. WE WILL BEGIN SENDING YOU INDIVIDUAL COPIES 30 DAYS AFTER RECEIVING YOUR REQUEST.

e-SERVICES.

Accessing your Citizens Funds account statements, prospectuses and annual/semi-annual reports online helps reduce the amount of paper you receive. It's fast and convenient, environmentally friendly, and can potentially lower fund expenses. Please visit www.citizensfunds.com to sign up today.

Your delivery preference (online or paper) for an individual e-Service does not impact your delivery preferences for other e-Services. For example, if you wish to have online access to account statements, annual reports and our quarterly newsletter, you must indicate your preference individually under each e-Service option. If you have any questions about these services, please call us for assistance at 800.223.7010.

Citizens recognizes and respects the privacy expectations of our shareholders. We have a firm "no exceptions" policy stating that no non-public, personal information may be sold or used for mailing or e-mailing purposes other than by Citizens Funds and its affiliates, its service providers, as may be necessary to process or service your transactions/account, or as required by law.

e-REPORTS.
Provides online access to fund prospectuses and annual/semi-annual fund reports.

e-STATEMENTS.
Provides secure online access to account statements.

This feature includes online access to monthly statements for the Citizens Money Market Fund and quarterly statements for all other Citizens Funds. It does not currently include online access to confirmation statements for purchases, redemptions or exchanges, which you will continue to receive through the mail.

e-NEWSLETTER.
Provides timely information about our funds, services, and web resources.

COSTS FOR SERVICES

The following table outlines most of the fees associated with our services and with account activity and maintenance.

Redemption Fee                                 2%*

Below minimum balance                          $20 per year

Yearly IRA/403b fee                            $10 per account, to a maximum of $20
                                               (waived for total IRA/403b balances of
                                               $25,000 and higher, and total account
                                               balances of $50,000 and higher).

Close IRA account                              $15 per fund/account
Returned Purchase
(wire, ACH or check)                           $20

Send wire transfer (U.S.)                      $10

Send wire transfer (foreign)                   $20

Checkwriting                                   $0.50 per check
                                               (waived on E-fund Account)

Returned debit
(ACH, checkwriting)                            $20

Stop payment                                   $20

E-fund Account checks                          First 20 are free; box of 200, $15.95

E-fund ATM withdrawal                          $0.65

E-fund Cash advance at bank                    $2.50

E-fund Annual fee                              $35

E-fund Account debit card replacement          $10

Duplicate statements, checks and tax forms     Documents from 1/1/00 or later, $2 each
                                               (free for automated phone line requests);
                                               for earlier documents, prices vary

* You may be assessed a redemption fee of 2% if you redeem or exchange shares within 60 days after investing in the Global Equity or International Growth Funds.

DIVIDENDS AND DISTRIBUTIONS

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year.

NORMAL FREQUENCY OF DIVIDENDS AND DISTRIBUTIONS. For all of our equity funds, distributions of capital gains (both long-term and short-term) and investment income normally are declared and paid once a year. For Citizens Income Fund and Citizens Ultra Short Bond Fund, dividends of investment income normally are declared and paid monthly, and capital gains are distributed once a year. For Citizens Balanced Fund, dividends of investment income normally are declared and paid quarterly and capital gains are distributed once a year. Citizens Money Market Fund declares dividends daily, pays them monthly, and expects to make no capital gains distributions. A fund won't declare a dividend or distribution if it has no net income or capital gains, and may make additional distributions at any time if tax considerations make it necessary.

RECEIVING YOUR DIVIDENDS AND DISTRIBUTIONS. You can receive your dividends and distributions in one of four ways:

-    automatically reinvested in additional shares of the same fund

-    automatically invested in another Citizens fund of your choice

-    sent to you by check

-    electronically transferred to your bank account (via ACH)

Unless you instruct us otherwise,, your account will be set up for automatic reinvestment. Your dividends and distributions will be used to buy additional shares of the same fund, at the NAV calculated on the date the dividends or distributions are paid.

Information regarding dividends and other distributions will be included on your statement.

TAX INFORMATION

The following discussion generally describes the tax considerations pertinent to a fund investor who is an individual taxpayer. These considerations may not be relevant if you are investing through a tax-deferred account such as an IRA, SEP or 401(k) account. Because each investor's tax situation is unique, we suggest that you consult your tax adviser for further information.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS. You generally will be subject to federal income tax (and any state or local taxes) on the distributions you receive from a fund, regardless of whether you take them in cash or reinvest them in additional shares.

Distributions paid from ordinary investment income and short-term capital gains are generally taxable as ordinary income. Distributions designated as capital gain distributions (paid from long-term capital gains) are treated as long-term capital gains for federal tax purposes. Each January, to the extent we are required by applicable law, we will send you a statement that describes the federal tax status of the dividends and distributions paid to you during the previous calendar year.

"BUYING A DIVIDEND." If you purchase shares just before a fund makes a distribution, you will pay the full purchase price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is known as "buying a dividend." If you wish to avoid this, you may want to check to see when the fund's next anticipated distribution is. This is not a concern for investments made through tax-deferred accounts or for investments in Citizens Money Market Fund.

TAX ON DISPOSITIONS OF FUND SHARES. Redeeming (selling) fund shares and exchanging them for shares of another Citizens fund generally are considered taxable events. Depending on how much you paid for the shares you are selling or exchanging, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions. This is not a concern for shares held in tax-deferred accounts.

FEDERAL INCOME TAX WITHHOLDING. If you are neither a citizen nor a resident of the United States, each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is being reduced from the current 30% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States described in this paragraph.

If you are neither a citizen nor a resident of the U.S., each fund will generally withhold U.S. federal income tax equal to 30% of your taxable distributions and, in certain circumstances, redemption proceeds. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply appropriate documentation.

TO LEARN MORE

Additional documents are available that can help you learn more about these funds:

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- contains more detailed information about the management and operations of the funds. The SAI is incorporated by reference into this prospectus (meaning it is legally part of it).

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS -- issued every six months, shareholder reports contain performance figures and discussions of the market conditions and investment strategies that significantly affected the funds' performance during the report period.

You can receive a copy of each fund's current SAI and shareholder report without charge by calling 800.223.7010 or by visiting our web site at www.citizensfunds.com.

Information about Citizens Funds, including the current SAI and shareholder report, are also available from the SEC through a variety of methods. You can:

- find them on the Edgar Database of the SEC Internet site at http://www.sec.gov

- have copies sent to you (after paying a copying fee) by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov

- view and copy them in person at the SEC's Public Reference Room in Washington, D.C.; for more information, call 202.942.8090

Citizens Funds Logo Here

800.223.7010

www.citizensfunds.com

Citizens Funds are available through popular mutual fund supermarkets such as

Charles Schwab's Mutual Fund OneSource (R)and Fidelity Investments FundsNetwork(R).

Citizens Funds (R)and E-fund (R)are registered trademarks of Citizens Advisers, Inc.

Transfer and Dividend Paying Agent:

BISYS, 3435 Stelzer Road, Columbus, OH 43219

(C)2002 Citizens Funds

SEC File No. 811-3626

                                CITIZENS FUNDS(R)

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2002

     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Citizens Funds' Prospectus dated November 1, 2002. A copy of the current Prospectus can be obtained by calling (800) 223-7010, by writing Citizens Funds, 230 Commerce Way, Portsmouth, New Hampshire 03801 or by visiting the Citizens Funds Internet site at www.citizensfunds.com. This SAI and the Prospectus may be amended or supplemented from time to time.

     Certain disclosure has been incorporated by reference into this SAI from the Citizens Funds annual and semi-annual reports. For a free copy of an annual or semi-annual report, please call (800) 223-7010.

                                CITIZENS FUNDS(R)

                          Citizens Core Growth Fund (R)
                        Citizens Emerging Growth Fund(R)
                     Citizens Small Cap Core Growth Fund(R)
     Citizens Value Fund(SM) (FORMERLY KNOWN AS MEYERS PRIDE VALUE FUND)
                           Citizens Balanced Fund(SM)
                         Citizens Global Equity Fund(R)
                     Citizens International Growth Fund (R)
                             Citizens Income Fund(R)
                       Citizens Ultra Short Bond Fund(SM)
                          Citizens Money Market Fund(R)

TABLE OF CONTENTS                                               PAGE
Citizens Funds                                                    2
Investment Strategies, Risks and Fundamental and
Non-Fundamental Policies                                          2
Trustees, Officers and Beneficial Owners                         12
Investment Advisory and Other Services                           17
Brokerage Allocation and Soft Dollars                            25
Ownership of Shares and Shareholder Rights                       26
How We Value Fund Shares                                         30
Tax Matters                                                      33
How We Calculate Performance                                     35
Financial Statements                                             40
Appendix A:  Description of Ratings                              41

CITIZENS FUNDS

     Citizens Funds (the "Trust"), a Massachusetts business trust organized on November 19, 1982, is an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") as a diversified management company. Citizens Funds presently consists of ten separate series, each with its own investment objective, assets and liabilities: Citizens Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Core Growth Fund (inception date 3/3/95), Citizens Small Cap Core Growth Fund (inception date 12/28/99), Citizens International Growth Fund (inception date 12/20/00) and Citizens Value Fund (the successor to the Meyers Pride Value Fund (inception date 6/13/96)). On September 14, 2001, shareholders of the Meyers Pride Value Fund approved its reorganization into the Citizens Value Fund, a newly-created series of the Trust, effective September 24, 2001. Unless otherwise noted, all historical fees, expenses and performance set forth herein or in the prospectus relating to the Citizens Value Fund for periods prior to the reorganization relate to the Meyers Pride Value Fund. The Citizens Balanced and Ultra Short Bond Funds were designated series of the Trust on August 19, 2002 and have not commenced operations as of the date of this SAI.

     On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds. Each of the series of Citizens Funds is referred to herein as a "Fund," or, collectively, the "Funds."

     This Statement of Additional Information relates to each series of the Trust and to Standard, Administrative and Institutional Class shares.

INVESTMENT STRATEGIES, RISKS AND FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

INVESTMENT STRATEGIES AND RISKS

     In addition to the principal investment strategies and risks described in the Prospectus, Citizens Funds will from time to time employ other investment strategies that are described below.

     The Funds may, but need not, invest in any or all of the investments and use any or all of the investment techniques described below and in the Prospectus. The choice of investments and use of investment techniques depend on, among other things, a particular Fund's investment strategies, conditions and trends in the economy and financial markets and investments being available on terms that are acceptable to the Fund.

PREFERRED STOCK

     Each Fund (other than Citizens Money Market Fund) may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the company's board of directors, but do not participate in other amounts available for distribution by the company issuing the preferred stock. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES

     Each Fund, other than Citizens Money Market Fund, may invest in convertible securities. A convertible security is a security (a bond, debenture, note, preferred stock or other security) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     The Citizens Value Fund will limit investments in convertible securities to those generally considered to be investment-grade debt securities, which are defined as being rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investor Services ("Moody's"), or the equivalent of an investment grade rating by another rating agency. A description of ratings is contained in Appendix A.

DERIVATIVE SECURITIES

     Derivative securities such as futures, options and warrants are financial instruments whose values depend on or derive from underlying investments, indexes or currencies. The Funds, other than Citizens Money Market Fund, may use derivative securities to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. Each Fund will maintain segregated accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions). Derivatives involve special risks and may result in losses.

     OPTIONS. Each Fund, other than Citizens Money Market Fund, may from time to time buy and write (sell) options on securities, securities indexes, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that a Fund pays or receives for buying or writing a call or put option is deemed to constitute the market value of the option at the time of purchase or sale. Aggregate premiums paid for put and call options will not exceed 5% of a Fund's total assets at the time of each purchase. The premium that a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period.

     FUTURES CONTRACTS. Each Fund, other than Citizens Money Market Fund, may purchase or sell futures contracts (including index futures) and options on futures contracts. These contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     WARRANTS. Each Fund, other than Citizens Money Market Fund, may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on a Fund's books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise.

     STRUCTURED SECURITIES. Each Fund, other than Citizens Money Market Fund, may purchase structured securities, such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights. In the most extreme cases, some classes of stripped mortgage-backed securities may receive only interest payments (called IOs because they receive interest only) and other classes of stripped mortgage-backed securities may receive only principal payments (called POs because they receive principal only).

     RISKS. The use of derivative securities depends on the Fund manager's or a subadviser's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include:

- the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the Fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits;

- an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;

- the possible absence of a liquid secondary market for any particular derivative at any time;

- the potential loss if the counter party to the transaction does not perform as promised; and

- the possible need to defer closing out certain positions to avoid adverse tax consequences.

     OPTIONS may present additional risks because the Fund managers may determine that exercise of the option will not benefit the Fund, and therefore the amount invested to acquire the option will be lost. Also, the Fund may be required to purchase at a loss a security on which it has sold a put option.

     WARRANTS tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

     STRUCTURED SECURITIES, or STRIPS may be affected by changes in interest rates. The value of an interest-only strip generally will go down as interest rates go up. A rapid rate of principal payments (including prepayments) may cause an interest-only strip to mature before a Fund receives the money it initially invested in the security. This may happen if interest rates go down. A Fund's ability to collect interest payments also will end if an interest-only strip defaults. Conversely, a Fund's investment in principal-only strips may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying pool of mortgage loans. A lower rate of principal payments (including prepayments) effectively extends the maturity of a principal-only strip, making it worth less money in today's dollars. Securities with longer maturities are more susceptible to changes in interest rates. Changes in interest rates affect the value of principal-only strips more than traditional mortgage-backed securities or other debt obligations that pay interest at regular intervals.

REPURCHASE AGREEMENTS

       The Funds may also enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by the U.S. Government and agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than 102% of the value of the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the particular Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund, together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on securities collateralizing the repurchase.

     The Trust requires all vendors of repurchase agreements to deliver collateral in the applicable Fund's name in the form of instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing a Fund, they do have greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling a Fund a repurchase agreement, the Fund may suffer some delay and expense in liquidating the securities, decline in the value of the securities and loss of principal or interest.

FOREIGN SECURITIES

     Each Fund, other than Citizens Money Market Fund, and especially Citizens Global Equity Fund and Citizens International Growth Fund, may invest in foreign securities that meet the Trust's social and financial criteria. For Citizens Value Fund, such securities must be publicly-traded in the United States in the form of American Depositary Receipts (ADRs) or similar instruments that are traded in United States dollars. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. A Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances - such as where a Fund believes that the applicable exchange rate is unfavorable at the time the currencies are received or anticipates, for any other reason, that the exchange rate will improve - the Fund may hold such currencies for an indefinite period of time. A Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

     Each Fund (other than Citizens Money Market Fund) may invest in foreign companies through investments in American Depositary Receipts (ADRs). These securities are not usually denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. ADRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

     The Funds (other than Citizens Money Market Fund) may invest in issuers located in emerging markets countries. All of the risks of investing in non-U.S. securities are heightened by investing in emerging markets countries. Shareholders should be aware that investing in the equity and fixed income markets of emerging markets countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. Such markets often have provided greater risks to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability;
(ii) the small current size of markets for securities of issuers based in emerging markets countries and the currently low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

"WHEN-ISSUED" SECURITIES

     Each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, a Fund will take delivery of securities it has purchased on a when-issued basis. When a Fund commits to purchase a security on a when-issued or forward delivery basis it will follow procedures consistent with current policies of the Securities and Exchange Commission (SEC) concerning such purchases. Since those policies currently recommend that an amount of a fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Trust intends that a Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although the Trust does not intend to make such purchases for speculative purposes and intends to adhere to current regulatory policies with respect to such purchases, purchases of securities on such a basis may involve more risk than other types of purchases. For example, a Fund may have to sell assets that have been set aside to cover its commitments in order to meet redemptions. Also, if Citizens Advisers, Inc. (the "Adviser" or "Citizens Advisers") or a subadviser were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to a Fund, the Fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made. When the time comes to pay for when-issued or forward delivery securities, a Fund will meet its obligations from the then-available cash flow on the sale of securities or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

     Each Fund may invest up to 15% of its net assets (up to 10% of net assets for Citizens Money Market Fund) in securities for which there is no readily available market, such as securities subject to contractual restrictions on resale. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

RULE 144A SECURITIES

     Each Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. Restricted securities, which may be traded pursuant to Rule 144A, will not be considered illiquid if the Funds' Board of Trustees finds that a liquid trading market exists for these securities. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser and to any applicable subadviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental and Non-Fundamental Policies" below.

REAL ESTATE SECURITIES

     Each Fund (other than Citizens Money Market Fund) may invest in equity and debt securities of companies in the real estate industry, including real estate investment trusts (REITs). These securities are sensitive to changes in real estate values, property taxes, interest rates, real estate asset cash flows, occupancy rates, governmental regulations and the management skill and creditworthiness of the issuer. REITs also may be subject to liability under environmental and hazardous waste laws.

LENDING OF PORTFOLIO SECURITIES

Each Fund may lend (a "Lending Fund") its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) a Lending Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) a Lending Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Lending Fund. A Lending Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. Loans of securities, however, involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In connection with lending securities, a Lending Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund or the Adviser.

HEDGING RISK

     Citizens Global Equity Fund and Citizens International Growth Fund may (but are not required to) enter into hedging transactions, or arrangements to buy or sell a particular currency, security or securities index for a stated value against the U.S. dollar at a given time. Hedging may not achieve its objective of reducing the effects of currency fluctuations on the Fund, and may create losses or reduce the Fund's potential gains.

SHORT-TERM DEBT OBLIGATIONS

     The Funds may invest in short-term debt obligations. Short-term debt obligations may include commercial paper and bank obligations. Commercial paper is short term unsecured debt of corporations. Bank obligations consist of certificates of deposit, fixed time deposits and bankers' acceptances.

       Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party. A bankers' acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. A bankers' acceptance generally acts as a negotiable time draft for financing imports, exports or other transactions in goods.

     U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

U.S. GOVERNMENT OBLIGATIONS

     Each Fund may invest in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

CORPORATE DEBT OBLIGATIONS

     The Funds may invest in corporate debt obligations, which may be issued by corporations, limited partnerships and other similar entities. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

     Bonds, notes and debentures in which a Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of a Fund's corporate debt obligations will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding debt obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while debt obligations with longer maturities tend to produce higher yields, the price of longer maturity obligations also is subject to greater market fluctuations as a result of changes in interest rates.

ASSET-BACKED SECURITIES

     The Funds may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured such as Certificates for Automobile receivables ("CARS") and unsecured, or leases or fractional interests in pools of revolving credit card receivables ("CARDS"), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in marked interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the Fund may invest in other asset-backed securities.

SOCIALLY RESPONSIBLE INVESTING

     Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner which includes investing in companies that have positive workplace, community and environmental records.

     In finding such investments, our social research analysts produce a detailed evaluation of corporate policies and practices culled from diverse data sources and direct dialog with the companies under review. Screening occurs in two steps. First, a series of exclusionary screens are applied to a company. This is followed by a second, more in-depth qualitative screening process.

Companies are eliminated from investment consideration if they:

     -    Produce tobacco or tobacco products;

     -    Produce alcoholic beverages;

     - Produce power from nuclear power plants or are primary suppliers for the industry;

     - Have material interests in the manufacture of weapons or weapons-specific components;

     -    Are involved in gambling as a main line of business;

     - Lack diversity at the level of the board of directors/senior management.

     Once a company passes the above exclusionary screens, our research team conducts a qualitative analysis in seeking to identify companies with sound business practices, a history of environmental stewardship, and good employee and community relations. In particular, our research focuses on the following:

BUSINESS PRACTICES AND CORPORATE GOVERNANCE

     - We examine the business practices of companies and favor companies that are responsive to consumer and public concerns and that market their products responsibly.

     - We create a corporate governance profile for companies, and seek to invest in companies that demonstrate "best practices" related to board independence and elections, auditor independence, executive compensation, expensing of options, voting rights and other important governance issues.

     - We consider the social impact of a company's product line, with particular attention to safety and quality issues. We avoid companies that have a clear pattern of regulatory violations for their products.

ENVIRONMENTAL PERFORMANCE

     - We consider each company's environmental impact based on its historical performance, current policies and industry standards. We avoid companies with poor environmental records in the context of these criteria.

     - We favor companies that have minimal impact on the environment. We look for companies with rigorous environmental policies that are carefully monitored and for companies that engage in proactive environmental initiatives.

HUMAN RIGHTS

     - We do not invest in companies that permit the use of child labor, forced labor or other abuses in the manufacture of their products.

     - We seek companies that have codes of conduct and vendor standards for their subcontractors, overseas operations and suppliers.

DIVERSITY AND EQUAL OPPORTUNITY

     - We avoid companies that have a pattern of discrimination based on age, gender, religion, race, disability or sexual orientation.

     - We favor companies that promote equal opportunity and that actively recruit, hire and promote individuals in order to create a diverse workforce.

EMPLOYEE RELATIONS

     - We do not invest in companies that have patterns of labor law violations or that engage in unfair labor practices.

     - We avoid companies that have poor safety records or consistent patterns of OSHA violations.

     - We favor companies that provide family-friendly benefits, have good relationships with their unions, and offer competitive salaries, benefits and stock options or other forms of profit-sharing. We favor companies that provide benefits to same-sex partners.

COMMUNITY RELATIONS

     - We consider each company's relationship to the communities in which it operates, with particular attention to community concerns with the company facilities and practices.

     - We favor companies that give to their communities, whether it be financial or by encouraging employee volunteerism.

ANIMAL TESTING

     - We consider the use of animal testing by companies that manufacture personal care products as a material line of business. We avoid those that test on animals in excess of legal requirements.

     -    We avoid companies with a pattern of violations of the Animal Welfare
          Act.

All holdings are monitored to ensure our standards for corporate responsibility are met. Securities are rescreened when new information suggests a change in facts that could affect the social research decision.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

     The Trust, on behalf of the Funds, has adopted the following policies which may not be changed with respect to a Fund without approval by holders of a majority of the outstanding voting securities of the Fund (a "Majority Shareholder Vote"), which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     1. The Funds may not make loans to other persons if such loans are specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     2. The Funds may not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     3. The Funds may not borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations thereunder.

     4. The Funds may not underwrite securities issued by other persons, except that all or any portion of the assets of each Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder, and except in so far as a Fund may technically be deemed an underwriter under the Securities Act in selling a security.

     5. The Funds may not concentrate their investments in any particular industry, but if it is deemed appropriate for the achievement of a Fund's investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that this restriction does not apply to positions in futures contracts. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

     6. The Funds may not purchase or sell real estate (excluding securities secured by real estate or interests therein), or interests in oil, gas or mineral leases in the ordinary course of business; each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund.

     As a NON-FUNDAMENTAL policy (which can be amended or removed by the Trustees, without shareholder approval), no more than 15% of the net assets of each Fund other than Citizens Money Market Fund, and no more than 10% of the net assets of Citizens Money Market Fund, will be invested in illiquid securities. Private Placements which may be traded pursuant to Rule 144A under the Securities Act will not be subject to this limitation if the Trust's Board of Trustees or the Adviser finds that a liquid trading market exists for these securities.

     As a NON-FUNDAMENTAL policy, Citizens Small Cap Core Growth Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that, when purchased, are within the range of the Russell 2000 Growth Index, as measured by market capitalization. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

     As a NON-FUNDAMENTAL policy, Citizens Global Equity Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

     As a NON-FUNDAMENTAL policy, the Citizens Ultra Short Bond Fund will, under normal circumstances, invest at least 80% of its net assets in bonds and other related instruments. The Fund has adopted a policy requiring it to give at least 60 days' notice to shareholders before changing this investment policy.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

TEMPORARY DEFENSIVE POSITIONS

     Each Fund may invest some or all of its assets in cash, cash equivalents, money market instruments (including, without limitation, U.S. Treasury obligations, obligations of agencies and instrumentalities of the U.S. Government; certificates of deposit of banks; commercial paper or other corporate notes of investment grade quality; and Yankee bonds) and repurchase agreements as: (i) temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions, and/or
(ii) for liquidity purposes or pending the investment of the proceeds of the sale of a Fund's shares. Such temporary defensive positions would be inconsistent with a Fund's principal investment strategies (other than Citizens Money Market Fund which invests exclusively in money market instruments) and may adversely impact Fund performance.

PORTFOLIO TURNOVER

     With regard to Citizens Money Market Fund, we generally purchase investments and hold them until they mature. Historically, securities of the U.S. Government and its agencies or instrumentalities have involved minimal risk when they have been held by investors to maturity. However, we may from time to time sell securities and purchase others to attempt to take advantage of short-term market variations. We may also sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of the issuer by the Adviser or a subadviser.

     For Citizens Income Fund and Citizens Ultra Short Bond Fund we purchase fixed income securities and for Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund and Citizens International Growth Fund, we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.

Portfolio turnover rates will vary, depending on the type of Fund and its particular investment objective. For example, Citizens Emerging Growth Fund's turnover rate may be in excess of 200%. Higher portfolio turnover rates increase transaction costs and may increase taxable gains. For the fiscal years ended June 30, 2000, 2001 and 2002, the Funds had the following portfolio turnover rates: Citizens Core Growth Fund -- 20.04%, 44.95% and 76.40%; Citizens Emerging Growth Fund -- 159.95%, 136.63% and 202.57%; Citizens Small Cap Core Growth Fund
- 20.16% (from December 28, 1999, commencement of operations, to June 30, 2000), 146.62% and 294.26%; Citizens Value Fund (1) -- 72.32%, 62.55%, 34.77% and
5.87%; Citizens Global Equity Fund -- 120.69%, 151.95% and 132.82%; Citizens Income Fund -- 52.96%, 60.53% and 54.05%; Citizens International Growth Fund - 39.88% (from December 20, 2000, commencement of operations, to June 30, 2001) and 158.84%. Since the Citizens Balanced Fund and Citizens Ultra Short Bond Fund are newly organized, there is no historical portfolio turnover rate data for these funds as of the date of this Statement of Additional Information. Portfolio turnover rates for these funds will vary, depending on the type of fund and its particular investment objective.

(1) Prior to September 24, 2001, Citizens Value Fund was operated as the Meyers Pride Value Fund, a series of the Meyers Investment Trust, and was managed by Meyers Capital Management, LLC. Turnover rates given are for the years ended May 31, 2000, 2001 and 2002 and the period of June 1, 2002 through June 30, 2002, respectively.

MORE DETAILS ON CITIZENS MONEY MARKET FUND

     The following are present policies of the Citizens Money Market Fund, but may be changed by the Trust's Trustees without a vote of the shareholders of the
Fund:

     1. The Fund may invest in variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund and the borrower. If the principal of a variable amount master demand note cannot be demanded within seven days, the note is treated as illiquid and subject to the 10% limitation referred to in paragraph four (4) below. The interest rates and amounts involved may change daily. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount; and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct arrangements between the Fund and the borrower, they generally will not be traded and there is no active secondary market for these notes. However, they are redeemable on demand, and thus immediately repayable by the borrower, at face value plus accrued interest at any time. The Fund's right to redeem is dependent on the borrower's ability to pay principal and interest on demand. Accordingly, the Fund's Adviser will consider and continuously monitor the earning power, cash flow and other liquidity ratios of the borrower to assess its ability to meet its obligations on demand. The Fund will invest in these notes only if the Board of Trustees or the Adviser determines that they present minimal credit risks and are of comparable quality to commercial paper having the highest rating of Moody's, S&P or any other Nationally Recognized Statistical Rating Organization.

     2. The Fund may not invest more than 10% of its assets in time deposits maturing in more than two business days but less than seven business days.

     3. The Fund will not enter into a repurchase agreement if it would cause more than 10% of its assets to be subject to repurchase agreements having a maturity of more than seven days; included in this 10% limitation would be any illiquid securities (as described below). See "Investment Strategies, Risks, Fundamental and Non-Fundamental Policies - Repurchase Agreements."

     4. The Fund will not invest more than 10% of its net assets in illiquid securities. Generally an illiquid security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Trust's Board of Trustees have authorized the Fund to invest in restricted securities, specifically privately placed commercial paper, where such investment is consistent with the Fund's investment objective, and has authorized such securities to be considered to be liquid to the extent the Adviser determines that there is a liquid institutional or other daily market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act and for which a liquid institutional market has developed may be considered to be liquid securities. See the discussion relating to the purchase of illiquid securities in the section regarding the non-fundamental investment policies of the Funds under "Investment Strategies, Risks, Fundamental and Non-Fundamental Policies" above.

     5. The Fund may not sell short or buy on margin and may not write put or call options.

     QUALITY AND MATURITY OF SECURITIES. Because Citizens Money Market Fund uses the amortized cost method of valuation (see "How We Value Fund Shares"), the Fund will not purchase any instruments with a remaining maturity of more than 397 days (approximately 13 months) or maintain a dollar-weighted average maturity of the entire Fund in excess of 90 calendar days. Except as provided below, the maturity of a security is deemed to be the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid or, if called for redemption, the date on which the redemption must be made. U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities (Government Securities) with variable rates of interest which are adjusted no less frequently than every 762 calendar days are deemed to have a maturity equal to the period remaining until the next readjustment. Government Securities that are Floating Rate Securities, or securities whose terms provide for adjustment of their interest rates when a specified rate changes and whose market value can reasonably be expected to approximate amortized cost, are deemed to have a remaining maturity of one day. Variable Rate Securities, which are securities whose terms provide for adjustment of their interest rate on set dates and whose market value can be reasonably expected to approximate amortized cost, wherein the principal amount must unconditionally be paid in 397 calendar days or less, are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, whichever is earlier. A Variable Rate Security subject to a demand feature, wherein the principal amount is scheduled to be paid in more than 397 calendar days, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A Floating Rate Security wherein the principal amount must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A Floating Rate Security subject to a demand feature wherein the principal amount is scheduled to be paid in more than 397 days, is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for repurchase of the securities. A portfolio lending agreement is deemed to have a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned or, where the agreement is subject to a demand, the notice period applicable to the demand.

     Immediately after the Citizens Money Market Fund acquires any security, no more than 5% of the Fund's total assets may be invested in securities issued by the issuer of that security, except that this limitation does not apply to U.S. Government securities or to securities subject to an unconditional guarantee or demand feature provided by an entity that does not control, is not under common control with and is not controlled by the issuer of the underlying security (a "non-controlled person"). Also, notwithstanding the foregoing, the Fund may invest up to 25% of its total assets in the First Tier Securities (defined below) of a single issuer for up to three business days after the acquisition of the security.

     With respect to 75% of the Fund's total assets, immediately after the Fund acquires a guarantee or demand feature or a security subject to a guarantee or demand feature that is provided by a non-controlled person, no more than 10% of the Fund's total assets may be invested in securities issued by or subject to guarantees or demand features from the entity that provided the guarantee or demand feature. Immediately after the Fund acquires a security subject to a guarantee or demand feature that is provided by an entity that is not a non-controlled person, no more than 10% of the Fund's total assets may be invested in securities issued by or subject to guarantees or demand features from the entity that provided the guarantee or demand feature.

     Citizens Money Market Fund also may only invest in securities which are rated in the top rating category by at least two nationally recognized statistical rating organizations (NRSROs). Such securities are called First Tier Securities. If only one NRSRO has rated a security, the Fund may purchase that security only if it is rated in that NRSRO's top rating category and the acquisition is approved or ratified by the Trust's Board of Trustees. If a security is not rated by any NRSRO, the Fund may purchase that security only if the Adviser determines that it is of comparable quality to a First Tier Security and the Board approves or ratifies the acquisition. If a security is rated by more than two NRSROs, the Fund may purchase that security if it is rated in the top rating category by any two NRSROs and no more than one other NRSRO rates it in the second highest category or lower. If a security is subject to a guarantee or a conditional demand feature, the Fund may purchase the security only if the guarantee or conditional demand feature meets the criteria set forth above and, in the case of a security subject to a conditional demand feature, only if the Adviser determines and periodically confirms that there is minimal risk that the conditions preventing exercise of the demand feature will occur and either (a) the conditions limiting exercise can be readily monitored by the Fund or relate to the taxability of interest payments on the security or (b) the terms of the conditional demand feature require that the Fund will receive notice of the occurrence of the condition and the opportunity to exercise the demand feature.

TRUSTEES, OFFICERS AND BENEFICIAL OWNERS

     A Board of Trustees oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the Trust. The tables below show the Trustees and officers of Citizens Funds as of the date of this SAI. The Trustees in the first table (Interested Trustees) are considered interested persons under the 1940 Act, because they have an affiliation with the Funds' Adviser or Distributor.(1) The Trustees in the second table (Independent Trustees) are not considered interested persons and have no affiliation with the Funds'

Adviser or Distributor. The third table lists Fund officers who are not Trustees. All of these officers are considered interested persons. The term of office for each Trustee is eight years, except that Sophia Collier has an open-ended term. Each Trustee is a Trustee for ten funds within the Citizens Funds complex, and no Trustee is currently a trustee or director for any other mutual fund or company, except Mitchell A. Johnson, who is a trustee/director of three funds at FBR Funds and a director of the Federal Agricultural Mortgage Corporation. Except as noted below, the address for each Trustee and officer in connection with their Fund duties is 230 Commerce Way, Portsmouth, NH 03801.




--------

(1) Sophia Collier and each officer listed as an interested person of the Funds, is interested by virtue of their position or affiliation with the Funds' investment adviser. Mitchell A. Johnson is an interested person as a result of a business relationship with Northpoint Technology, Inc., of which Sophia Collier is Chair of the Board of Directors.

INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------
NAME AND AGE               POSITION(S) W/ FUNDS AND                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                          DATE ELECTED OR APPOINTED
-------------------------------------------------------------------------------------------------------------------
SOPHIA COLLIER             TRUSTEE SINCE 10/91                      PORTFOLIO MANAGER, CITIZENS FUNDS, SINCE
46                         PRESIDENT 1991-1998, 2002 - PRESENT      3/95
                                                                    MAJORITY OWNER AND CHAIR OF BOARD OF
                                                                    DIRECTORS, CITIZENS ADVISERS, INC.,
                                                                    SINCE 12/91
                                                                    PRESIDENT, CITIZENS ADVISERS, INC.,
                                                                    12/91-9/98 AND SINCE 7/02
                                                                    CHAIR OF THE BOARD OF DIRECTORS, NORTHPOINT
                                                                    TECHNOLOGY, LTD., SINCE 1/97

MITCHELL A. JOHNSON        TRUSTEE EMERITUS SINCE 8/01              PRESIDENT, MAJ CAPITAL MANAGEMENT
60                         TRUSTEE 12/97 - 8/01                     (PERSONAL INVESTMENTS), SINCE 8/94
                                                                    PRESIDENT, CORPORATE FINANCE, STUDENT
                                                                    LOAN MARKETING ASSOCIATION, 5/73-8/94

INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
NAME AND AGE               POSITION(S) W/ FUNDS AND                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                           DATE ELECTED OR APPOINTED
-------------------------------------------------------------------------------------------------------------------
JUDY BELK                  TRUSTEE SINCE 5/01                       SENIOR ADVISOR AND CONSULTANT TO
50                                                                  PHILANTHROPIC AND NON-PROFIT
                                                                    ORGANIZATIONS, SINCE 11/00
                                                                    VICE PRESIDENT, GLOBAL PUBLIC AFFAIRS,
                                                                    LEVI STRAUSS & CO., 6/90-6/00

WALTER D. BRISTOL, JR.     TRUSTEE SINCE 5/01                       EXECUTIVE VICE PRESIDENT FOR CORPORATE
52                                                                  OPERATIONS AND CHIEF FINANCIAL OFFICER,
                                                                    AMERICAN HEART ASSOCIATION, SINCE 5/96

JEANNIE H. DIEFENDERFER    TRUSTEE SINCE 5/01                       GROUP PRESIDENT, VERIZON, SINCE 8/01
41                                                                  SENIOR VICE PRESIDENT, VERIZON,
                                                                    5/98-7/01
                                                                    EXECUTIVE DIRECTOR, VERIZON, 2/96-4/98

PABLO S. EISENBERG         TRUSTEE SINCE 12/99                      SENIOR FELLOW, PUBLIC POLICY INSTITUTE,
70                                                                  GEORGETOWN UNIVERSITY, SINCE 1/99
                                                                    EXECUTIVE DIRECTOR, CENTER FOR
                                                                    COMMUNITY CHANGE, 5/75-6/98

ORLANDO HERNANDEZ          TRUSTEE SINCE 8/01                       VICE PRESIDENT OF FINANCE, TEXAS
55                                                                  INSTRUMENTS, 5/76-4/01

MARTHA S. POPE             TRUSTEE SINCE 12/99                      SENIOR ADVISOR FOR THE NORTHERN IRELAND
57                                                                  PEACE NEGOTIATIONS, 1/95-7/98
                                                                    TRUSTEE, NATIONAL PARK FOUNDATION,
                                                                    SINCE 8/00
                                                                    TRUSTEE, HOFSTRA UNIVERSITY, SINCE 6/00

OFFICERS WHO ARE NOT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
NAME AND AGE               POSITION(S) W/ FUNDS AND                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                           DATE ELECTED OR APPOINTED
-------------------------------------------------------------------------------------------------------------------
SEAN P. DRISCOLL           TREASURER SINCE 3/99                     VICE PRESIDENT, CITIZENS ADVISERS,
37                                                                  INC., SINCE 11/98
                                                                    ASSISTANT TREASURER, CITIZENS ADVISERS,
                                                                    INC., SINCE 10/02
                                                                    DIRECTOR, FUND ADMINISTRATION, STATE
                                                                    STREET BANK AND TRUST COMPANY,
                                                                    3/98-11/98
                                                                    VICE PRESIDENT, COMPLIANCE, PUTNAM
                                                                    INVESTMENTS, 1/97-3/98

MARCIA KOVALIK             ASST. SECRETARY SINCE 5/01               COUNSEL, CITIZENS ADVISERS, INC., SINCE
39                                                                  2/01
                                                                    ASSOCIATE, BOYNTON, WALDRON, DOLEAC,
                                                                    WOODMAN & SCOTT, P.A., 9/95-2/01

ALAINA METZ(1)             ASST. SECRETARY SINCE 2/01               CHIEF ADMINISTRATIVE OFFICER, BISYS
35                                                                  FUND SERVICES OHIO, INC., SINCE 6/95

LISA A. PAQUETTE           ASST. TREASURER SINCE 2/02               MANAGER, FINANCE AND ACCOUNTING,
36                                                                  CITIZENS ADVISERS, INC., SINCE 4/01
                                                                    PLANNING MANAGER, PEPSI BOTTLING GROUP,
                                                                    6/99-4/01
                                                                    CONTROLLER, STRATEGIC PLANNING, FISHER
                                                                    SCIENTIFIC INTERNATIONAL, INC.,
                                                                    8/96-5/99 (TITLE VARIED DURING THIS
                                                                    PERIOD)

The Board of Trustees functions with an Audit Committee, a Nominating Committee and a Social Responsibility Committee, each comprised of the Independent Trustees of the Trust.

The Audit Committee met two times last year to review the Funds' internal and external accounting procedures and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

The Nominating Committee members confer periodically and hold meetings as required. This Committee makes nominations for Independent Trustees and for membership on Committees. The Nominating Committee periodically reviews procedures and policies of the Board of Trustees and its Committees and periodically reviews compensation of Independent Trustees. The Nominating Committee does not have a process for considering nominees to the Board of Trustees recommended by shareholders. The Nominating Committee met three times last year.

The Social Responsibility Committee works in partnership with the Adviser to enhance and promote the Funds' continued leadership in providing socially responsible investments for its shareholders. Because this Committee was formed in 2002, it did not meet last year.

The Board of Trustees has agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust shall have responsibility for the selection and nomination of other Independent Trustees.

--------
(2) Address:  BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219

The following table shows the amount of equity securities owned by each Trustee in all of the Funds in the Citizens Family of Funds overseen by the Trustee as of December 31, 2001.

         NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY SECURITIES         AGGREGATE DOLLAR
                                              IN EACH FUND                    RANGE OF EQUITY
                                                                             SECURITIES IN ALL
                                                                             FUNDS OVERSEEN BY
                                                                            TRUSTEE IN CITIZENS
                                                                                 FAMILY OF
                                                                                   FUNDS
--------------------------------------------------------------------------------------------------
       Interested Trustees

Sophia Collier                     Citizens Core Growth Fund - over        Over $100,000
                                   $100,000
                                   Citizens Small Cap Core Growth Fund -
                                   over $100,000
                                   Citizens Value Fund - over $100,000

Mitchell A. Johnson                Citizens Global Equity Fund -           $1 - 10,000
                                   $1 - 10,000

--------------------------------------------------------------------------------------------------
       Independent Trustees

Judy Belk - Trustee                Citizens Global Equity Fund -           $1 - 10,000
                                   $1 - 10,000

Walter D. Bristol, Jr. - Trustee   None                                    None

Jeannie H. Diefenderfer - Trustee  None                                    None

Pablo S. Eisenberg - Trustee       Citizens Core Growth Fund               $10,001 - 50,000
                                   $10,001 - 50,000
                                   Citizens Global Equity Fund -
                                   $1 - 10,000

Orlando Hernandez - Trustee        None                                    None

Martha S. Pope - Trustee           Citizens Core Growth Fund -             $10,001 - 50,000
                                   $10,001-50,000
                                   Citizens Emerging Growth Fund -
                                   $1 - 10,000
                                   Citizens Global Equity Fund -
                                   $1 - 10,000

----------------

The following compensation table discloses the aggregate compensation paid to the Trustees from the Trust for services provided for the Trust's fiscal year ended June 30, 2002. None of the Trustees receives pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings. Officers receive no compensation from any Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.

                       CITIZENS FUNDS - COMPENSATION TABLE

 NAME, ADDRESS, AND AGE     AGGREGATE        PENSION OR    NUMBER OF FUNDS  TOTAL COMPENSATION FROM
                        COMPENSATION FROM    RETIREMENT      IN CITIZENS      REGISTRANT AND FUND
                            THE FUNDS         BENEFITS     FAMILY OF FUNDS      COMPLEX PAID TO
                                          ACCRUED AS PART    OVERSEEN BY            TRUSTEES
                                              OF FUND          TRUSTEE
                                             EXPENSES
-----------------------------------------------------------------------------------------------------
  Interested Trustees

Sophia Collier*                N/A              N/A               10                  N/A
Mitchell A. Johnson*           N/A              N/A               10                  N/A

-----------------------------------------------------------------------------------------------------
  Independent Trustees

Judy Belk                    $17,750            N/A               10                $17,750
Walter D. Bristol, Jr.       $17,750            N/A               10                $17,750
Jeannie H. Diefenderfer      $16,500            N/A               10                $16,500
Pablo S. Eisenberg           $16,500            N/A               10                $16,500
Orlando Hernandez            $12,408            N/A               10                $12,408
Martha S. Pope               $22,500            N/A               10                $22,500

-----------------------------

*Sophia Collier and Mitchell A. Johnson receive no compensation from the Trust for serving as Trustees.

     As of October 1, 2002, no person owned of record, or to the knowledge of management beneficially owned, 5% or more of the outstanding shares of a Fund or class of a Fund except as set forth below:

                                                                                                        PERCENTAGE
            FUND:                        SHAREHOLDER:                         ADDRESS:                  OWNERSHIP:
------------------------------ ---------------------------------- ---------------------------------- -----------------
Citizens Core Growth Fund,     Charles Schwab & Co., Inc.         101 Montgomery St.                 9.78%
Standard Class shares                                             San Francisco, CA 90414

Citizens Core Growth Fund,     Guy Bell Plan Administrator        8515E Orchard Rd.                  32.15%
Institutional Class shares     State of Alaska                    Englewood, CO 80111

Citizens Core Growth           Northern Trust Company             801 S. Canal St.                   14.13%

                                                                                                        PERCENTAGE
            FUND:                        SHAREHOLDER:                         ADDRESS:                  OWNERSHIP:
------------------------------ ---------------------------------- ---------------------------------- -----------------
Fund, Institutional Class                                         Chicago, IL 60675
Shares

Citizens Core Growth Fund,     BNY Clearing Services LLC          111 East Kilbourn Avenue           6.75%
Institutional Class shares                                        Milwaukee, WI 53202

Citizens Core Growth Fund,     Bost & Co.                         P.O. Box 3198                      7.42%
Institutional Class shares                                        Pittsburgh, PA 15230

Citizens Core Growth Fund,     Fidelity Investments               100 Magellan Way                   45.08%
Administrative Class shares    Institutional Operations Co. Inc.  Covington, KY 41015

Citizens Core Growth Fund,     ING National Trust                 151 Farmington Ave.                8.80%
Administrative Class shares                                       Hartford, CT 06156

Citizens Core Growth Fund,     Chase Manhattan Bank               One Chase Square                   34.91%
Administrative Class shares    FINCA International 403B           Rochester, NY 14643

Citizens Core Growth Fund,     ING Life Insurance &               151 Farmington Ave., Hartford,     11.21%
Administrative Class Shares    Annuity Company                    CT 06156

Citizens Emerging Growth       Charles Schwab & Co., Inc.         101 Montgomery St.                 20.89%
Fund, Standard Class shares                                       San Francisco, CA 90414

Citizens Emerging Growth       National Financial Service Corp.   1 World Financial Ctr              6.41%
Fund, Standard Class shares    FBO of our Customers               New York, NY 10281-1003

Citizens Emerging Growth       DBTCO                              1398 Central Ave.                  17.97%
Fund, Institutional Class                                         Dubuque, IA 52004-0747
shares

Citizens Emerging Growth       Standard Insurance Company         P.O. Box 711                       16.88%
Fund, Institutional Class                                         Portland, OR 97204
shares

Citizens Emerging Growth       WEA Tax Sheltered Annuity Trust    45 Nob Hill Road                   20.95%
Fund, Institutional Class                                         Madison, WI 53713
shares

Citizens Emerging Growth       Charles Schwab & Co, Inc.          101 Montgomery St.                 13.04%
Fund, Institutional Class                                         San Francisco, CA 90414
shares

Citizens Emerging Growth       SEI Trust Company                  One Freedom Valley Drive           18.10%
Fund, Institutional Class      C/O Laird Norton                   Oaks, PA 19456
shares

Citizens Emerging              National Investor Services         55 Water Street, 32nd Floor         5.06%

                                                                                                        PERCENTAGE
            FUND:                        SHAREHOLDER:                         ADDRESS:                  OWNERSHIP:
------------------------------ ---------------------------------- ---------------------------------- -----------------
Growth Fund, Institutional     Corp                               New York, NY 10041
Class shares                   Exclusive Benefit of our
                               Customers

Citizens Emerging Growth       ING National Trust                 151 Farmington Ave.                52.71%
Fund, Administrative Class                                        Hartford, CT 06156
shares

Citizens Emerging Growth       Adam Hochschild HKH Foundation     477 Madison Ave.                   18.26%
Fund, Administrative Class                                        New York, NY 10022
shares

Citizens Emerging Growth       ING Life Insurance & Annuity       151 Farmington Ave.                11.49%
Fund, Administrative Class     Company                            Hartford, CT 06156
shares

Citizens Emerging Growth       Chase Manhattan Bank NA            One Chase Square                   13.87%
Fund, Administrative Class     Strafford Learning Center Inc.     Rochester, NY 14643
shares                         403B

Citizens Emerging Growth       ING Life Insurance & Annuity       151 Farmington Avenue              11.49%
Fund, Administrative Class     Company                            Hartford, CT 06156
shares

Citizens Small Cap Core        Charles Schwab & Co., Inc.         101 Montgomery St.                 16.80%
Growth Fund, Standard Class                                       San Francisco, CA 90414
shares

Citizens Small Cap Core        National Investor Services Corp    55 Water Street, 32nd Floor        5.41%
Growth Fund, Standard Class                                       New York, NY 10041
shares

Citizens Global Equity Fund,   Charles Schwab & Co., Inc.         101 Montgomery St.                 44.65%
Standard Class shares                                             San Francisco, CA 90414

Citizens Global Equity Fund,   National Financial Serv. Corp.     1 World Financial Ctr              7.68%
Standard Class shares                                             New York, NY 10281

Citizens Global Equity Fund,   Charles Schwab & Co., Inc.         101 Montgomery St.                 16.87%
Institutional Class shares                                        San Francisco, CA 90414

Citizens Global Equity Fund,   Dr. Phillips Inc.                  60 West Robinson St.               18.02%
Institutional Class shares                                        Orlando, FL 32801

Citizens Global Equity Fund,   WEA Tax Sheltered Annuity Trust    45 Nob Hill Road                   13.00%
Institutional Class shares                                        Madison, WI 53713

                                                                                                        PERCENTAGE
            FUND:                        SHAREHOLDER:                         ADDRESS:                  OWNERSHIP:
------------------------------ ---------------------------------- ---------------------------------- -----------------
Citizens Global Equity Fund,   Fidelity Investments               100 Magellan Way                   12.24%
Institutional Class shares     Institutional Operations Co Inc.   Covington, KY 41015

Citizens Global Equity Fund,   SEI Trust company                  One Freedom Valley Drive           10.51%
Institutional Class shares     C/O Laird Norton                   Oaks, PA 19456

Citizens Global Equity Fund,   Atlantic Trust Co. NA              100 Federal Street                 9.96%
Institutional Class shares                                        Boston, MA 02110

Citizens Global Equity Fund,   Turtle Co.                         P.O. Box 9427                      7.93%
Institutional Class shares     C/O State Street Bank Trust        Boston, MA 02209

Citizens Global Equity Fund,   Lutheran World Relief Inc.         700 Lights Street                  6.33%
Institutional Class shares                                        Baltimore, MD 21230

Citizens Global Equity Fund,   ING National Trust                 151 Farmington Ave                 64.30%
Administrative Class shares                                       Hartford, CT 06156

Citizens Global Equity Fund,   Chase Manhattan Bank               One Chase Square                   33.76%
Administrative Class shares    National Wholesale Druggists       Rochester, NY  14643
                               Assoc.

Citizens Income Fund           Charles Schwab & Co., Inc.         101 Montgomery St.                 9.37%
                                                                  San Francisco, CA 90414

Citizens Income Fund           Bost & Co.                         P.O. Box 3198                      5.19%
                                                                  Pittsburgh, PA 15230

Citizens Money Market Fund,    OP & WE Edwards Foundation         P.O. Box 2445                      7.61%
Institutional Class shares                                        Red Lodge, MT 59068

Citizens Money Market Fund,    UFCW Local 1442                    P.O. Box 1750                      9.78%
Institutional Class shares                                        Santa Monica, CA 90406

Citizens Money Market Fund,    Katherine B. Reynolds              1801 Lavaca Suite 7C               7.04%
Institutional Class shares                                        Austin, TX 78701

Citizens Money Market Fund,    Daggett H. Howard                  160 Madrone Avenue                 5.94%
Institutional Class shares                                        Larkspur, CA 94939

Citizens Money Market Fund,    Golden Gate Council                425 Divisadero Suite 307           5.43%
Institutional Class shares     Of American Youth Hostels Inc.     San Francisco, CA 94117

                                                                                                        PERCENTAGE
            FUND:                        SHAREHOLDER:                         ADDRESS:                  OWNERSHIP:
------------------------------ ---------------------------------- ---------------------------------- -----------------

Citizens International         Charles Schwab & Co., Inc.         101 Montgomery Street              44.81%
Growth Fund, Standard Class                                       San Francisco, CA 94104
shares

Citizens International         Jane B. Dunaway                    P.O. Box S - 3563                  13.53%
Growth Fund, Standard Class    Jane B. Dunaway Revocable Living   Carmel, CA 93921
shares                         Trust

Citizens Value Fund,           Charles Schwab & Co., Inc.         101 Montgomery St.                 32.83%
Standard Class Shares                                             San Francisco, CA 90414


     The Board of Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund and class as of October 1, 2002.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

     The Funds are managed by Citizens Advisers, Inc. under a contract known as the Management Agreement, which was amended and restated effective August 19, 2002 ("Management Agreement"). The Adviser's office is at 230 Commerce Way, Portsmouth, New Hampshire 03801. The Adviser is a New Hampshire corporation. The Management Agreement continues in effect from year to year, subject to approval annually by the Board of Trustees in accordance with the 1940 Act. The Management Agreement may be terminated with respect to any Fund at any time without the payment of any penalty upon not less than 60 days' written notice by the Adviser or by the Board of Trustees of the Trust or upon the vote of the holders of a majority (as defined in the 1940 Act) of the then issued and outstanding shares of the applicable Fund. The Management Agreement will automatically terminate in the event of its "assignment" (as defined in the 1940
Act).

     Under the terms of the Management Agreement, the Adviser is responsible for determining which securities are to be bought and sold for the Funds, the timing of such purchases and sales, and the placement of orders to effect purchases and sales, subject to the provisions of the 1940 Act, the Trust's Declaration of Trust and the investment objectives, policies, procedures and restrictions in the Funds' current registration statement under the 1940 Act. The Adviser is required to use its best efforts in rendering these services.

     The Management Agreement also provides that the Adviser may delegate some or all of its duties under the Management Agreement to one or more subadvisers, subject to the provisions of the 1940 Act, and that neither the Adviser nor any subadvisers will be liable for any loss to the Funds sustained by reason of the purchase, sale or retention of any security so long as the purchase, sale or retention was made in good faith. Under the terms of the Management Agreement, the Trust agrees to indemnify the Adviser and any subadviser to the full extent permitted by the Trust's Declaration of Trust.

     In approving the Management Agreement, the Trustees considered, among other things, the nature and quality of the services provided by the Adviser. The Trustees reviewed information regarding the investment performance of the Funds for the immediately prior year and past years and compared that performance with the performance of other funds with similar investment objectives and policies. The Trustees also considered the fees payable by the Funds. The Trustees reviewed data showing how each Fund's fees and total expense ratios compared with those of comparable funds. With respect to the Citizens Balanced and Citizens Ultra Short Bond Funds, the Trustees considered the nature and quality of the services expected to be provided by the Adviser, and the fees to be paid by the Funds.

     The Trustees also considered the benefits to the Adviser from soft dollar arrangements with brokers and other fallout benefits to the Adviser. The Trustees reviewed information concerning the level of profits received by the Adviser from its arrangements with the Funds.

     Based upon their review, the Trustees determined that the terms of the Management Agreement were fairly standard in the mutual fund industry, and concluded that, with respect to the Funds, the Management Agreement was reasonable, fair and in the best interests of each Fund and its shareholders. The Trustees also concluded that the fees provided in the Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     The Prospectus for the Funds contains a description of the fees payable to the Adviser for services under the Management Agreement with respect to each Fund. The Adviser may reimburse any Fund or waive all or a portion of its management fees.

     Sophia Collier individually owns 60% of the outstanding stock and is the President and Chair of the Board of Directors of Citizens Advisers. She is President and an Interested Trustee of Citizens Funds. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

     Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John P. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

     At the Adviser's discretion and sole expense, it may delegate certain of its Fund management duties to subadvisers, and Citizens Advisers has retained a subadviser to assist in the management of certain Funds.

     STATE STREET GLOBAL ADVISORS FUNDS MANAGEMENT, INC.

     The subadviser for the Citizens Global Equity Fund and Citizens International Growth Fund, SSgA Funds Management, Inc., is a registered investment adviser and Massachusetts corporation organized on May 1, 2001 as the successor to the mutual fund investment operations of State Street Global Advisors. SSgA is a wholly owned subsidiary of State Street Corporation. Its headquarters are at Two International Place, Boston, Massachusetts.

     Under Sub-Advisory Agreements between the Adviser and SSgA, the Adviser pays the following sub-advisory fees based on an annual rate of the applicable Fund's average net assets:

                  Citizens Global Equity Fund
                  0.35% on the first $500 million
                  0.25% on remaining assets

                  Citizens International Growth Fund
                  0.40% on the first $500 million
                  0.30% on remaining assets

Meyers Capital Management, LLC was the subadviser for the Citizens Value Fund from the Fund's inception to October 30, 2002.

MANAGEMENT FEES

     The Adviser provides the Trust, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out the Adviser's duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser. The accounting agent for each Fund maintains, as part of its services for which the Trust pays a fee, many of the books and records that each Fund is required to have and computes each Fund's Net Asset Value and dividends per share.

     Each Fund pays the Adviser a fee for its services as a percentage of each Fund's average annual net assets as follows:

Citizens Core Growth Fund --0.50%; Citizens Emerging Growth Fund--1.00%; Citizens Small Cap Core Growth Fund--0.50%; Citizens Value Fund-- 0.70% per annum of average net assets up to and including $500 million and 0.90% per annum of average net assets in excess of $500 million; Citizens Balanced Fund- 0.65%; Citizens Global Equity Fund--1.00%; Citizens International Growth Fund--1.05%; Citizens Income Fund--0.65%; Citizens Ultra Short Bond Fund- 0.35%; and Citizens Money Market Fund--0.35%. The fee is accrued daily and payable twice monthly but in no event less frequently than semi-annually and computed as of the close of each business day.

     The Adviser has contractually agreed to limit expenses for the classes of the Funds listed below for the fiscal year ending June 30, 2003. If a Fund's aggregate expenses for the relevant class would exceed on a per annum basis the percentage of average daily net assets specified below, the Adviser will reduce its fee by, or refund, the amount of the excess. The limit on Fund expenses, pursuant to an Expense Reimbursement Agreement, is as follows:

Citizens Core Growth Fund, Standard Class shares                      1.34%

Citizens Core Growth Fund, Administrative Class shares                0.94%

Citizens Core Growth Fund, Institutional Class shares                 0.68%

Citizens Emerging Growth Fund, Administrative Class shares
                                                                      1.55%

Citizens Emerging Growth Fund, Institutional Class shares             1.30%

Citizens Small Cap Core Growth Fund, Standard Class shares            1.45%

Citizens Value Fund, Standard Class shares                            1.95%

Citizens Global Equity Fund, Standard Class shares                    2.05%

                                       25

Citizens Global Equity Fund, Administrative Class shares              1.68%

Citizens Global Equity Fund, Institutional Class shares               1.39%

Citizens International Growth Fund, Standard Class shares             1.85%

Citizens Income Fund, Standard Class shares                           1.40% of the first $100 million of
                                                                      assets and 1.25% thereafter

Citizens Money Market Fund, Standard Class shares                     1.50% of the first $40 million of
                                                                      assets and 1% thereafter

     Not all Fund expenses are subject to the limits described above. Interest expenses, taxes, brokerage commissions, and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund are not included.

     For the fiscal years ended June 30, 2000, 2001 and 2002 the Adviser was paid the following advisory fees: Citizens Core Growth Fund, 2000-$3,815,543, 2001-$3,663,436 and 2002-$2,554,001; Citizens Emerging Growth Fund (1),
2000-$2,415,821,2001-$3,831,660 and 2002 -$2,507,289; Citizens Small Cap Growth
Fund, 2000 (from December 28, 1999, commencement of operations, to June 30,
2000)-$10,082, 2001-$62,259 and 2002-$84,612; Citizens Global Equity Fund,
2000-$2,225,034, 2001-$3,222,719 and 2002-$1,934,591; Citizens Income Fund,
2000-$405,808, 2001-$429,441 and 2002-$483,055; and Citizens Money Market Fund,
2000-$456,568, 2001-$497,473 and 2002-$522,807. International Growth Fund (from
December 20, 2000, commencement of operations to June 30, 2001)- $4,930 and 2002-$31,525. Meyers Capital Management, LLC, the Adviser to the Meyers Pride Value Fund (the predecessor to the Citizens Value Fund), was paid the following fees for the fiscal years ended May 31, 2000 and 2001: $67,520 and $104,112. For the period from June 1, 2001 to September 23, 2001, Meyers Capital Management, LLC was paid the following advisory fee by the Meyers Pride Value Fund: $45,517. From the period from September 24, 2001 to May 31, 2002, the Adviser was paid $147,496 by the Citizens Value Fund. For the period from June 1, 2002 to June 30, 2002, the Adviser was paid $18,864 by the Citizens Value Fund. The Adviser has not been paid any advisory fees for the Citizens Balanced Fund and Citizens Ultra Short Bond Fund as of the date of this Statement of Additional Information since the funds are newly organized.

(1) For the fiscal years ending June 30, 2000, June 30, 2001 and June 30, 2002, the Adviser voluntarily waived 0.10% of its fee when the Fund's monthly average net assets exceeded $100 million.

CITIZENS SECURITIES, INC.

     Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a New Hampshire corporation, serves as each Fund's principal underwriter or distributor. Its offices are located at 230 Commerce Way, Portsmouth, New Hampshire 03801. Sophia Collier, President of Citizens Advisers, is also President of Citizens Securities.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

     Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisors for pension funds or other institutions which maintain omnibus accounts with Citizens Funds. These fees (based on average annual net assets) and expenses are payable monthly up to the following amounts:

                   FUND                             ADMINISTRATIVE FEE
------------------------------------------------ ------------------------
Citizens Core Growth Fund                                 0.10%

Citizens Emerging Growth Fund                             0.10%

Citizens Small Cap Core Growth Fund                       0.10%

Citizens Value Fund                                       0.10%

Citizens Balanced Fund                                    0.10%

Citizens International Growth Fund                        0.10%

Citizens Global Equity Fund                               0.10%

Citizens Income Fund                                      0.10%

Citizens Ultra Short Bond Fund                            0.10%

Citizens Money Market Fund                                0.10%

     The administrative services provided to the Trust include but are not limited to the following: daily Fund accounting duties including payment and budgeting of Fund operating expenses and calculation of expense accruals; administration of annual Trust audit with Trust Auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with the Custodian,

Accounting Agent and Transfer Agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements. Citizens Advisers is also reimbursed at cost for state Blue Sky filing and reporting services; vendor relations; drafting and filing of Prospectuses and Statements of Additional Information, proxies and other regulatory filings; and special projects.

     In addition, Citizens Securities provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid a per account fee, except that the Citizens Core Growth Fund, Standard Class shares, pays a percentage on average annual net assets. These services include, but are not limited to, answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with the Transfer Agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.

     The Citizens Core Growth Fund, Standard Class shares are charged a shareholder service fee of up to 0.35% of average annual net assets.

     For the fiscal years ended June 30, 2000, 2001 and 2002, the Adviser was paid the following administrative and shareholder service fees: Citizens Core Growth Fund, 2000-$3,521,523, 2001-$2,373,743 and 2002-$1,569,070; Citizens
Emerging Growth Fund, 2000-$354,588, 2001-$544,834 and 2002-$444,849; Citizens
Small Cap Core Growth Fund, 2000 (from December 28, 1999, commencement of operations, to June 30, 2000)-$3,936, 2001-$29,405 and 2002-$34,467; Citizens
Global Equity Fund, 2000-$286,182, 2001-$406,727 and 2002-$291,207; Citizens
Income Fund, 2000-$94,546, 2001-$97,319 and 2002-$110,163; and Citizens Money
Market Fund, 2000-$214,476,2001-$211,425 and 2002-$245,160. Citizens
International Growth Fund, (from December 20, 2000, commencement of operations, to June 30, 2001)-$2,561 and 2002-$4618. Prior to September 24, 2001, Citizens
Value Fund was operated as the Meyer's Pride Value Fund, a series of the Meyers Investment Trust, with BISYS Fund Services serving as Administrator. For the fiscal years ended May 31, 2000, 2001 and from June 1, 2001 to September 23, 2001 BISYS was paid $63,333, $40,000 and $9,222, respectively. From September 24, 2001 to May 31, 2002, the Adviser was paid the following administrative and shareholder service fees for the Citizens Value Fund - $38,045. From June 1, 2002 to June 30, 2002, the Adviser was paid the following administrative and shareholder service fees for the Citizens Value Fund - $3,801. The Adviser has not been paid any administrative and shareholder services fees for the Citizens Balanced Fund and Citizens Ultra Short Bond Fund as of the date of this Statement of Additional Information since the funds are newly organized.

12b-1 PLAN

     Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of each Fund's shares.

     The Trust's Board of Trustees has adopted a Distribution Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. In approving the 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. Pursuant to this Plan, the Trust, on behalf of a Fund, may make payments for the provision of (i) distribution services, (ii) services in respect of the sale of shares of a Fund, (iii) advertising, marketing or other promotional activity, and (iv) preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust and for the provision of personal service and the maintenance of shareholder accounts.

     The Distribution Plan allows for compensation to be paid to the Funds' distributor and others in an amount equal to 0.25% of the average annual net assets of the applicable Fund. The Distribution Plan does not apply to Institutional shares and currently no fees under the Distribution Plan are being imposed on the Citizens Money Market Fund.

     The 12b-1 Plan will continue in effect unless terminated as provided below, if approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated with respect to the Fund at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of the majority of outstanding securities of the Fund, on not more than 60 days notice. The Plan further provides that, while it is in effect, the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.

     The Distribution Plan provides that the Treasurer of the Trust shall provide and the Trustees shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. For the year ended June 30, 2002 the Trust approved and paid to Citizens Securities $2,343,360 under its 12b-1 Plan, broken down by category as follows:

DISTRIBUTION EXPENSES

    NAME OF FUND          MARKETING             PRINTING &             COMPENSATION TO         COMPENSATION TO SALES
    SHARE CLASS          ADVERTISING &     MAILING OF PROSPECTUS   BROKER/DEALERS & SERVICE           PERSONNEL
                       PUBLIC RELATIONS    & SALES LITERATURE TO         ORGANIZATIONS
                                              NON-SHAREHOLDERS
--------------------- -------------------- ----------------------- -------------------------- ---------------------------
Core Growth Standard       $441,724                $61,188                   $280,135                    $224,995

Core Growth                   2,280                    316                      1,446                       1,162
Administrative

Emerging Growth             250,278                 34,669                    158,723                     127,481
Standard

Emerging Growth               9,627                  1,334                      6,105                       4,904
Administrative

Small Cap Core               18,538                  2,568                     11,757                       9,443
Growth Standard

Balanced                          0                      0                          0                           0
Standard*

Global Equity               194,402                 26,929                    123,287                      99,020
Standard

Global Equity                 2,097                    290                      1,330                       1,068
Administrative

International                 3,289                    456                      2,086                       1,675
Growth Standard

    NAME OF FUND          MARKETING             PRINTING &             COMPENSATION TO         COMPENSATION TO SALES
    SHARE CLASS          ADVERTISING &     MAILING OF PROSPECTUS   BROKER/DEALERS & SERVICE           PERSONNEL
                       PUBLIC RELATIONS    & SALES LITERATURE TO         ORGANIZATIONS
                                              NON-SHAREHOLDERS
--------------------- -------------------- ----------------------- -------------------------- ---------------------------

Income Standard              81,413                 11,277                     51,631                      41,468

Ultra Short Bond                  0                      0                          0                           0
Standard*

Value Standard               23,211                  3,215                     14,720                      11,823


Citizens Balanced Fund and Citizens Ultra Short Bond Fund are newly organized and have not paid distribution expenses as of the date of this Statement of Additional Information.

EXPENSES

     Other expenses to be paid by the Funds include all expenses not expressly assumed by Citizens Advisers. These include, but are not limited to, interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and Prospectuses sent to shareholders.

     Standard, Institutional and Administrative Class shareholders in the Funds pay their pro rata portion of Fund expenses, as well as any class expenses attributable to that class of shares only. Class expenses include, but are not limited to, transfer agent fees, distribution fees and shareholder fees and expenses.

     When a cost is shared by several Funds, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Trust's Board of Trustees. For the fiscal year ended June 30, 2002, the following annualized expense ratios were paid by the Funds after waivers and reimbursements (based on average annual net assets of the respective Funds):
Citizens Core Growth Fund (Standard Class shares), 1.34%; Citizens Core Growth Fund (Institutional Class shares), 0.68%; Citizens Core Growth Fund (Administrative Class shares), 0.94%; Citizens Emerging Growth Fund (Standard Class shares), 1.80%; Citizens Emerging Growth Fund (Institutional Class shares), 1.20%; Citizens Emerging Growth Fund (Administrative Class shares), 1.47%; Citizens Small Cap Core Growth Fund (Standard Class shares), 1.34%. Citizens Global Equity Fund (Standard Class shares), 1.84%; Citizens Global Equity Fund (Institutional Class shares), 1.27%, Citizens Global Equity Fund (Administrative Class shares), 1.64%; Citizens Income Fund (Standard Class shares), 1.38%; Citizens Money Market Fund (Standard Class shares), 0.92%; Citizens Money Market Fund (Institutional Class shares), 0.67%; and Citizens International Growth Fund (Standard Class shares), 1.85%; and Citizens Value Fund (Standard Class shares), 1.95% for the fiscal year ended May 31, 2002 and for the period June 1, 2002 to June 30, 2002. Citizens Balanced Fund and the Citizens Ultra Short Bond Fund are newly organized and have not paid expenses as of the date of this Statement of Additional Information.

CODES OF ETHICS

     The Funds, the Adviser, the subadviser and the distributor have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER SERVICE PROVIDERS

CUSTODIAN

     Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian of the assets of the Trust. The custodian is responsible for holding the securities and cash of each Fund and receiving and reporting all purchases and redemptions. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. The Trust, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

TRANSFER AGENT AND ACCOUNTING AGENT

     The transfer agent, dividend-paying agent and accounting agent for the Trust is BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. In its capacity as transfer agent and dividend-paying agent, BISYS is responsible for processing daily purchases, redemptions and transfers of Trust shares, preparing and mailing shareholder confirmations, paying dividends and other distributions, and other shareholder and account activities. In its capacity as accounting agent, BISYS is responsible for calculating the daily Net Asset Value of each Fund and other accounting activities related to the management of the Trust.

AUDITORS

     PricewaterhouseCoopers LLP, independent accountants, audits the financial statements of the Funds and provides other audit, tax and related services. The address of PricewaterhouseCoopers LLP is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

     Bingham McCutchen LLP, Boston, Massachusetts, serves as counsel for Citizens Funds.

BROKERAGE ALLOCATION AND SOFT DOLLARS

     The Adviser seeks to obtain for each Fund the best net price and the most favorable execution of orders. The factors the Adviser and applicable subadviser will consider when selecting a broker include, without limitation, the overall direct and net economic result to the Fund's accounts (including both price paid or received and any commissions and other costs paid), the efficiency with which the transactions are effected, a broker's ability to effect a transaction involving a large block of securities, a broker's availability to execute difficult transactions, responsiveness of a broker to the Fund and a broker's financial strength and stability. These considerations are weighed by the Adviser and subadviser in determining the reasonableness of the overall costs and commissions charged.

     Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities the Funds buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

     To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or a subadviser. The Trust has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all commissions paid to such affiliated brokers are fair and reasonable to each Fund's shareholders.

     In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser or a subadviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a Fund and/or the other accounts over which the Adviser or a subadviser exercises investment discretion.

     The Adviser or a subadviser may cause a Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser or a subadviser has with respect to accounts over which they exercise investment discretion.

     The Adviser will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services that benefit the Funds. Subadvisers will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. In the event that best execution of an equity transaction is available through a broker-dealer that has been so identified, the Adviser or a subadviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. These research services are sometimes referred to as "soft dollars."

     Any soft dollars generated by transactions on behalf of a Fund in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e). These brokerage and research services may benefit the Fund, other series of the Trust or other clients of the Adviser or the subadviser. For these purposes, brokerage and research services mean services that provide assistance to the Adviser, or a subadviser, in the performance of decision-making responsibilities and include, among other things, effecting securities transactions and performing services incidental thereto (such as clearance, settlement and custody) and providing information regarding the economy, industries, individual companies, taxation, political and legal developments, technical market action, pricing and appraisal services, credit analysis, and risk measurement and performance analysis. Without limitation, research services may be received in the form of written reports, computer-generated data, telephone contacts and personal meetings. If a product or service serves non-research as well as research functions, soft dollars shall be used to pay for the product or service only to the extent that it constitutes research.

     The investment management or advisory fee that a Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

                              BROKERAGE COMMISSIONS
                           FISCAL YEARS ENDED JUNE 30

                                                    2000               2001                2002
                                                    ----               ----                ----
Citizens Core Growth Fund                         $ 319,936         $  663,279          $1,033,788
Citizens Emerging Growth Fund                       493,761            808,111           1,341,755
Citizens Small Cap Core Growth Fund (1)              10,036             31,028             133,261
Citizens Value Fund (2)                              27,039             39,486             133,261
                                                                                            93,281

Citizens Global Equity Fund                       1,517,379          1,929,683             483,912
Citizens International Growth Fund (3)                    -              4,686              10,282
Citizens Income Fund                                      -              3,552                   -

(1)  Citizens Small Cap Core Growth Fund commenced operations on December 28,
     1999.

(2) Prior to September 24, 2001, Citizens Value Fund was operated as the Meyers Pride Value Fund, a series of the Meyers Investment Trust, and distributed by BISYS LP. Information is provided for fiscal years ended May 31.

(3)  Citizens International Growth Fund commenced operations on December 20,
     2000.

For the fiscal year ended June 30, 2002, the Citizens Global Equity Fund paid the amounts indicated to State Street Capital Markets LLC, an affiliate of SSgA Funds Management, Inc. SSgA Funds Management, Inc. is the subadviser to Citizens Global Equity Fund and Citizens International Growth Fund:

                                                                                     PERCENTAGE OF THE
                                                                                     FUND'S AGGREGATE DOLLAR
                                                                                     AMOUNT OF TRANSACTIONS
                                                        PERCENTAGE OF THE FUND'S     INVOLVING THE PAYMENT
                                AGGREGATE BROKERAGE     AGGREGATE BROKERAGE          OF COMMISSIONS
                                COMMISSIONS PAID TO     COMMISSIONS PAID TO          EFFECTED THROUGH
FUND                            AFFILIATED BROKERS      AFFILIATED BROKERS           AFFILIATED BROKERS
------------------------------------------------------------------------------------------------------------
Citizens Global Equity Fund     $ 40,735                8.42%                        9.35%
------------------------------------------------------------------------------------------------------------

Citizens Balanced Fund and the Citizens Ultra Short Bond Fund are newly organized and have not paid brokerage commissions as of the date of this Statement of Additional Information.

For the fiscal year ended June 30, 2002, the Funds directed the following amount of transactions and paid the following brokerage commissions to brokers who provided research services in connection with such transactions:

                                                 AMOUNT OF         COMMISSIONS
                                               TRANSACTIONS           PAID
                                               -------------       -----------
Citizens Core Growth Fund                      $785,970,820        $1,034,244
Citizens Emerging Growth Fund                   729,470,091           923,448
Citizens Small Cap Core Growth Fund              18,787,232            39,726
Citizens Value Fund (1)                           3,603,430             6,228
Citizens Global Equity Fund                      40,933,038            68,923
Citizens International Growth Fund                  932,640             2,238

(1) Prior to September 24, 2001, Citizens Value Fund was operated as the Meyers Pride Value Fund, a series of the Meyers Investment Trust, and distributed by BISYS LP. Information is provided for the fiscal year ended May 31, 2001.

OWNERSHIP OF SHARES AND SHAREHOLDER RIGHTS

     The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees.

     Under the Declaration of Trust, shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

     By becoming a shareholder of the Trust or any of its series, each shareholder expressly assents and agrees to be bound by the provisions of the Declaration of Trust.

VOTING RIGHTS

     Shareholders of a Fund are entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shares of each class are entitled to vote as a class or series only when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote by series or class. The Trust does not hold annual shareholder meetings. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative. Shares when issued are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trust may be terminated upon the sale or transfer of all or substantially all of its assets. If not so terminated, the Trust will continue indefinitely.

DIVIDENDS AND DISTRIBUTIONS

CITIZENS CORE GROWTH FUND, CITIZENS EMERGING GROWTH FUND, CITIZENS SMALL CAP CORE GROWTH FUND, CITIZENS VALUE FUND, CITIZENS GLOBAL EQUITY FUND AND CITIZENS INTERNATIONAL GROWTH FUND

     The Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Global Equity Fund and Citizens International Growth Fund normally declare and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Funds at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

CITIZENS BALANCED FUND

     The Citizens Balanced Fund normally declares and pays dividends substantially equal to all net investment income quarterly in March, June, September and December. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

CITIZENS INCOME FUND AND CITIZENS ULTRA SHORT BOND FUND

     The Citizens Income Fund and Citizens Ultra Short Bond Fund each distributes to its shareholders monthly dividends substantially equal to all of its net investment income. Each Fund's net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by each Fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid at the close of the appropriate monthly or annual period.

CITIZENS MONEY MARKET FUND

     Net income for the Citizens Money Market Fund is determined and accrued daily and paid monthly. This dividend is payable to everyone who was a shareholder at 4:00 p.m. Eastern time on the day the dividend is declared. Dividends begin to accrue on the first day following the date of purchase, provided that the payment is received by 4:00 p.m. Eastern time. When shares are redeemed, the shares are entitled to a dividend declared on the day of the redemption. Dividends are automatically reinvested in shares, at Net Asset Value, unless a shareholder otherwise instructs the Transfer Agent in writing. Shareholders so requesting will be mailed checks in the amount of the accumulated dividends. For the purpose of calculating dividends, the Fund's daily net investment income consists of: (a) all interest income accrued on investments (including any discount or premium ratably amortized to the date of maturity or determined in such other manner as the Trustees may determine); and
(b) minus all expenses accrued, including interest, taxes and other expense items, all determined in accordance with generally accepted accounting principles; and (c) plus or minus all realized gains or losses on investments.

SHAREHOLDER AND TRUSTEE LIABILITY

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trust's Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant series of the Trust out of that series' property for any shareholder held personally liable for that series' obligations solely by reason of being a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any such shareholder for any act or obligation of the Trust and satisfy the judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO PURCHASE AND REDEEM SHARES

HOW TO BUY SHARES

     It's easy to buy shares of the Funds. Just fill out an application and send in your payment by check, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Citizens Funds is unable to accept third-party checks. Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least 20 days.

     Shares in the Citizens Money Market Fund cost $1.00 per share. For all other Funds, your cost will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your check is returned for any reason, you will be assessed a fee of $20.00.

     Citizens Funds has authorized certain brokers, and these brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust's behalf. A Fund will be deemed to have received such an order when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

     Investors may be charged a fee if they buy, sell or exchange Fund shares through a broker or agent.

     A shareholder's redemption proceeds are subject to any applicable redemption fee. The Citizens Global Equity and International Growth Funds charge a redemption fee of 2% (paid to the Funds) with respect to shares of those Funds redeemed or exchanged within 60 days of purchase. The fee does not apply to (1) shares purchased through the reinvestment of dividends or other distributions, (2) redemptions by the Funds of accounts with below-minimum balances, (3) redemptions due to shareholder death or disability, or (4) certain omnibus accounts and retirement plans.

     INVESTMENT MINIMUMS

The minimum initial investment for Standard Class shares in each Fund is $2,500 ($1,000 for IRA, Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) and Automatic Investment Plan accounts).

     The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50. If your account falls below the $2,500 minimum balance for the Fund ($1,000 for UGMA/UTMA and AIP), you may be assessed a yearly fee of $20.00 until you bring your balance above the minimum (This fee will also be applied to inactive Automatic Investment Plan accounts, but does not apply to IRA accounts). If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. Before closing your account, you will receive 30 days notice and an opportunity to bring the account up to the applicable minimum. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.

     The minimum initial investment in Administrative Class and Institutional Class shares is $1,000,000 (less than $1,000,000 for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitors, at the discretion of the Trust). There is no minimum subsequent investment. With respect to accounts that fall below $1,000,000 (or less than $250,000 for registered investment advisers and retirement plans, at the discretion of the Trust), the Trust reserves the right to transfer these accounts from the Administrative or Institutional Class and convert them to Standard Class shares. We will give adequate notice to the shareholder, allowing the opportunity to bring the account up to the required minimum balance.

     There is an annual fee of $10 for each Individual Retirement Account (IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for total IRA balances of $25,000 and higher and total account balances of $50,000 and higher. There is also an IRA closure fee of $15.

AUTOMATIC INVESTMENT PLAN

     To enroll in the Trust's Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen Fund. We will do the rest.

HOW TO SELL SHARES

     TELEPHONE EXCHANGE AND REDEMPTION. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much (up to $100,000) you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free three-day service via the Automated Clearing House (ACH). Your financial institution may charge an additional fee for this service. You will earn dividends up to and including the date when we receive your redemption request.

     If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. Neither the Trust, the Adviser or the Fund's Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

     REDEEM YOUR SHARES THROUGH BROKER-DEALERS. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

     REQUESTS FOR REDEMPTION. If you do not use the Telephone Exchange and Redemption option, you can redeem your shares by sending us a written request at any time, although the process will take longer. Requests for redemption of shares worth more than $100,000 must be accompanied by an original Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

     Certain requests for redemption under $100,000 - both written and telephonic - may also require a Medallion Signature Guarantee, at the discretion of the Trust. To avoid delays, have all written requests for redemption Medallion Signature Guaranteed.

     We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check or ACH transfer.

ADDITIONAL REDEMPTION INFORMATION

     The Trust pays redemption proceeds within five business days (seven business days with respect to the proceeds of redemptions of investments made by check) after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. A Fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Funds pay redemption proceeds in cash, except that the Adviser has the power to decide that conditions exist which would make cash payments undesirable. In that case, a Fund could send redemption payments in securities from that Fund, valued in the same way the Fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which requires the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's total net assets during any 90 day period for any one shareholder. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the Fund's shares.

     The Trustees of the Trust may cause the involuntary redemption of shares of a Fund at any time for any reason the Trustees deem appropriate. The Trust or its Adviser has the right to compel the redemption of shares of each Fund if the aggregate Net Asset Value of the shares in the account is less than the $2,500 account minimum for Standard Class shares ($1,000 for UGMA/UTMA and Automatic Investment Plan accounts). If the Adviser decides to do this, we will provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum. With respect to Administrative Class and Institutional Class shares, we also have the right to transfer these accounts and to convert them to Standard Class shares if the aggregate Net Asset Value of the shares in the account is less than $1,000,000 (or less for registered investment advisers and retirement plan sponsors, as well as certain other third-party solicitors at the discretion of the Trust).

     When you redeem shares of a Fund, it is generally considered a taxable event. Consequently, you may have a taxable gain or a loss as a result of a redemption.

HOW WE VALUE FUND SHARES

     The value of the fixed income securities in which the Funds may invest will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities comprise a significant portion of assets in the Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund, will normally comprise a portion of the assets of the Citizens Balanced Fund and may comprise a portion of assets in the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Global Equity Fund and Citizens International Growth Fund under normal conditions. If interest rates go up, the value of fixed income securities generally goes down.

Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones.

     The value of equity securities held in the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund and Citizens International Growth Fund will fluctuate based upon market conditions and matters specific to the issuer. These include changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors that affect individual securities and the equity market as a whole.

     The Net Asset Value per share of a Fund is determined for each class by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. All expenses are accrued daily and taken into account in determining Net Asset Value. Since these expenses differ by Class, the Net Asset Value of Standard, Administrative and Institutional Class shares will vary and are computed separately.

     We attempt to keep the Net Asset Value of the Citizens Money Market Fund fixed at $1.00 per share, while we expect the Net Asset Value per share in the other Funds to fluctuate.

     The value of the shares for each Fund is determined at 4 p.m. Eastern Time, or, if the New York Stock Exchange closes earlier, at the close of business of the Exchange on each day on which the New York Stock Exchange is open for regular trading.

CITIZENS CORE GROWTH FUND, CITIZENS EMERGING GROWTH FUND, CITIZENS SMALL CAP CORE GROWTH FUND, CITIZENS VALUE FUND, CITIZENS BALANCED FUND, CITIZENS GLOBAL EQUITY FUND, CITIZENS INTERNATIONAL GROWTH FUND, CITIZENS INCOME FUND AND CITIZENS ULTRA SHORT BOND FUND

     As described in the Prospectus, shares of the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund and Citizens Ultra Short Bond Fund are generally valued on the basis of market values. Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Fixed income investments are generally valued at the closing bid price. Securities maturing within 60 days (and all securities held by the Citizens Money Market Fund) are normally valued at amortized cost. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.

     Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and valuations based upon analysis of market data or other factors if these valuations are believed to more accurately reflect the fair value of such securities.

     Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.

     The values of foreign securities are converted from the local currency into U.S. dollars using current exchange rates. If trading in the currency is restricted, a Fund will use a rate believed to reflect the currency's fair value in U.S. dollars. Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, the Fund's Net Asset Value may change on days on which shareholders are not able to purchase or sell Fund shares. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's Net Asset Value is calculated, the securities will be valued at fair value.

CITIZENS MONEY MARKET FUND

     The Trust's Trustees have determined that it is appropriate for the Citizens Money Market Fund to value its shares using the amortized cost method and that this method approximates the fair value of the Fund's shares. This method values a security at the time of its purchase at cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains and losses.

     While the amortized cost method generally approximates the market value of short-term securities, there may be periods during which value, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a Fund with identical investments which uses a method of valuation based on market prices. Thus, if the use of amortized cost by the Fund on a particular day resulted in a lower aggregate Fund value than were the Fund to value at market prices, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield from the Fund than he would from a Fund valued at market price. The converse would apply in a period of rising interest rates.

     The Board of Trustees has established procedures designed to stabilize the Net Asset Value of the Citizens Money Market Fund at $1.00 per share, to the extent reasonably possible. These procedures include review of the Fund by the Board at intervals it deems appropriate and reasonable in the light of market conditions to determine how much the Net Asset Value, using available market quotations, deviates from the Net Asset Value based on amortized cost. For this purpose, when market quotations are available, securities are valued at the mean between the bid and the asked price. If market quotations are not available, investments are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees, including being valued at prices based on market quotations for investments of similar type, yield and maturity.

     Under the procedures that the Trustees have adopted in connection with the valuation of the Fund's securities using the amortized cost method, the Fund, through its Custodian and Accounting Agent, conducts weekly mark-to-market appraisals to compare its determination of Net Asset Value per share with $1.00. If the deviation from $1.00 per share exceeds 0.25% for the total market value of the Fund, the Board of Trustees must be notified and daily mark-to-market appraisals will be conducted until the deviation falls below 0.25%. If the deviation from $1.00 per shares exceeds 0.50%, the Board of Trustees will take such action as it deems appropriate to eliminate or reduce any material dilution of shares or other unfair results to shareholders or investors, including without limitation: redeeming shares in kind; selling securities prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund; withholding dividends or payment of distributions; determining Net Asset Value per share utilizing market quotations or equivalents; reducing or increasing the number of shares outstanding on a pro rata basis; offsetting each shareholder's pro rata portion of the deviation from their accrued dividend account or from future dividends; or some combination of the foregoing.

     The Citizens Money Market Fund also limits its investments, including repurchase agreements, to those U.S. dollar-denominated securities which the Adviser determines to present minimal credit risks to the Fund, which are First Tier Securities and which meet the maturity and diversification requirements set forth in Rule 2a-7 and included herein (see pages 13-14).

TAX MATTERS

The following discussion is a brief summary of the federal and, where noted, state income tax considerations relevant to a shareholder investing in a Fund. The discussion is very general, and prospective investors are urged to consult their tax advisers about the tax consequences that an investment in a Fund may have in their particular situations.

TAXATION OF THE FUNDS

     FEDERAL TAXES. Each Fund is a series of the Trust, and is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the Code). Each Fund has elected to be treated and intends to qualify to be treated each year as a "regulated investment company" under Subchapter M of the Code. In order to so qualify, each Fund must meet various requirements of Subchapter M relating to the nature of the Fund's gross income, the amount of its distributions, and the composition of its portfolio assets.

     If a Fund qualifies to be treated as a regulated investment company for a given year, it will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If a Fund should fail to qualify as a regulated investment company in any year, the Fund would incur federal income taxes upon its taxable income, and distributions from the Fund would generally be taxable as ordinary dividend income to shareholders.

     MASSACHUSETTS TAXES. As long as a Fund maintains its status as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise tax.

     FOREIGN TAXES. Although we do not expect the Funds will pay any federal income or excise taxes, investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on foreign income; the Funds intend to qualify for such reduced rates where available. It is not possible, however, to determine any Fund's effective rate of foreign tax in advance, since the amount of a Fund's assets to be invested within various countries is not known.

     If a Fund holds more than 50% of its assets in foreign stock and securities at the close of a taxable year, it may elect to "pass through" to its shareholders for foreign tax credit purposes the foreign income taxes paid by the Fund. Except in the case of the Citizens Global Equity Fund and Citizens International Growth Fund, we do not expect that any of the Funds will hold sufficient foreign assets to satisfy the 50% test. If the Citizens Global Equity Fund or Citizens International Growth Fund elects to pass through its foreign taxes, its shareholders will be required to treat their pro rata portions of the foreign income taxes paid by the Fund as part of the amounts distributed to them from the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to pass through to its shareholders foreign income taxes that it pays, shareholders will not be able to claim any deduction or credit for any part of such taxes.

TAXATION OF SHAREHOLDERS

     TAXATION OF DISTRIBUTIONS. Shareholders of a Fund will generally have to pay federal income taxes, and any state or local income taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Distributions of net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any dividend that is declared in

October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

     DIVIDENDS RECEIVED DEDUCTION. For each of the Funds other than Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund, a portion of any ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of a Fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Since the investment income of each of Citizens Money Market Fund, Citizens Ultra Short Bond Fund and Citizens Income Fund is derived from interest rather than dividends, no portion of the dividends received from these Funds will be eligible for the dividends received deduction. Moreover, the portion of any Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

     "BUYING A DIVIDEND." Any dividend or distribution from a Fund other than the Citizens Money Market Fund will have the effect of reducing the per share Net Asset Value of shares in the Fund by the amount of the dividend or distribution. Shareholders purchasing shares in such a Fund shortly before the record date of any dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     WITHHOLDING FOR NON-U.S. PERSONS. Dividends and certain other payments to persons who are neither citizens nor residents of the United States or U.S. entities (Non-U.S. Persons) are generally subject to U.S. tax withholding at the rate of 30%. The Funds intend to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Funds will withhold at a lower tax treaty rate if a shareholder provides documentation acceptable to the Fund demonstrating the applicability of such a rate to a particular distribution. Distributions from a Fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

     BACKUP WITHHOLDING. The Funds are required in certain circumstances to apply backup withholding at the rate then in effect on taxable dividends, redemption proceeds (other than redemption proceeds from Citizens Money Market
Fund) and certain other payments that are paid to any shareholder (including a Non-U.S. Person) who does not furnish to the applicable Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is being reduced from the current 30% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not be applied to payments that have been subject to the 30% withholding applicable to Non-U.S. Persons. Any amounts over-withheld may be recovered by the shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

     DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

     CERTAIN DEBT INSTRUMENTS. An investment by a Fund in certain stripped securities, zero coupon bonds, deferred interest bonds and payment-in-kind bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     OPTIONS, ETC. A Fund's transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (I.E., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

     FOREIGN INVESTMENTS. Special tax considerations apply with respect to foreign investments of those Funds which are permitted to make such investments. For example, foreign exchange gains and losses generally will be treated as ordinary income or loss. Use of non-U.S. currencies for non-hedging purposes and investments by a Fund in "passive foreign investment companies" may need to be limited in order to avoid a tax on a Fund. A Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional taxable gain or loss to the Fund.

     THE FOREGOING IS A LIMITED SUMMARY OF FEDERAL (AND, WHERE INDICATED, STATE) INCOME TAX CONSIDERATIONS. IT SHOULD NOT BE VIEWED AS A COMPREHENSIVE DISCUSSION OF THE ITEMS REFERRED TO, NOR AS COVERING, ALL PROVISIONS RELEVANT TO INVESTORS. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS FOR ADDITIONAL DETAILS ON THEIR PARTICULAR TAX STATUS.

HOW WE CALCULATE PERFORMANCE

     All performance reported in advertisements is historical and not intended to indicate future returns. The Citizens Value Fund's total return includes the performance of its predecessor, the Meyers Pride Value Fund, a registered investment company which contributed its assets to the Citizens Value Fund on September 24, 2001.

     From time to time the yield and compounded effective yield of our Funds may be published in advertisements and sales material. For the Citizens Income Fund and Citizens Ultra Short Bond Fund the yield is usually reported over a 30 day period, whereas for the Citizens Money Market Fund the yield is quoted over a seven day period.

     CITIZENS INCOME AND CITIZENS ULTRA SHORT BOND FUNDS' YIELDS

     To calculate the Citizens Income Fund and Citizens Ultra Short Bond Fund's yields, we start with net investment income per share for the most recent 30 days and divide it by the maximum offering price per share on the 30th day, then annualize the result assuming a semi-annual compounding.

     The yield quotation for each Fund is based on the annualized net investment income per share of the Fund over a 30-day (or one-month) period. The yield is calculated by dividing the net investment income per share of the Fund earned during the period by the public offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of the Fund's shares entitled to receive dividends during the period multiplied by the public offering price per share on the last day of the period.

Income is calculated for the purpose of yield calculations in accordance with standardized methods applicable to all stock and bond Funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are generally excluded from the calculation as these are reflected in the Fund's Net Asset Value per share. Expenses accrued for the period includes any fees charged to all shareholders during the base period.

The Citizens Income Fund and Citizens Ultra Short Bond Fund's yields are calculated according to the following SEC formula:

                     6
Yield = 2  [(a-b + 1)  - 1]
             ---
             cd

where:

a = dividends and interest earned during the period.
b = expenses accrued for the period (net of reimbursements).
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d = the maximum offering price per share on the last day of the period.

     CITIZENS MONEY MARKET FUND'S YIELD

     Every business day, the Citizens Money Market Fund quotes a "7-day yield" and a "7-day effective yield." To calculate the 7-day yield, we take the Fund's net investment income per share for the most recent 7 days, annualize it and then divide by the Fund's Net Asset Value per share (expected always to be $1.00) to get a percentage. The effective yield assumes you have reinvested your dividends.

     The current yield of the Citizens Money Market Fund for a specific period of time is calculated based on a hypothetical account containing exactly one share at the beginning of the period. The net change in the value of the account during the period is determined by subtracting this beginning value from the value of the account at the end of the period including a hypothetical charge reflecting deductions from shareholder accounts. Capital changes (I.E., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation. Because the change will not reflect any capital changes, the dividends used in the yield computation may not be the same as the dividends actually declared. The dividends used in the yield calculation will be those which would have been declared if there had been no capital changes included in a Fund's actual dividends. The net change in the account value is then divided by the value of the account at the beginning of the period and the resulting figure is called the "base period return." The base period return is then multiplied by (365/7) for a seven day effective yield with the resulting yield figure carried to the nearest hundredth of one percent.

     Compounded effective yield, which may be quoted for the Citizens Money Market Fund, is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. This is accomplished by annualizing the base period return and assuming that dividends earned are reinvested daily. Compounded effective yield is calculated by adding 1 to the base period return (which is derived in the same manner as discussed above) raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

The formula for effective yield is:
                         365/7
[(base period return + 1)     ] - 1

     Compounded effective yield information is useful to investors in reviewing the performance of the Citizens Money Market Fund since the yield is calculated on the same basis as those of other money market funds. However, shareholders should take a number of factors into account in using the Fund's yield information as a basis for comparison with other investments.

     Since the Citizens Money Market Fund is invested in short-term money market instruments, the yield will fluctuate with money market rates. Therefore, the compounded effective yield is not an indication of future yields. Other investment alternatives such as savings certificates provide a fixed yield if held full term, but there may be penalties if redeemed before maturity, whereas there is no penalty for withdrawal at any time in the case of our Funds.

     Current yield and effective yield, which are calculated according to a formula prescribed by the SEC, may differ from the amounts that actually may be paid to our shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share we paid during the past twelve months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a major change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from additional sources (I.E., sources other than dividends and interest, such as short-term capital gains), and is calculated over a different period of time.

     The following table sets forth various measures of performance for certain classes of the Funds as of June 30, 2002:


         FUND                                  7-DAY YIELD      EFFECTIVE YIELD           30-DAY YIELD
         ----                                  -----------      ---------------           ------------
Citizens Money Market Fund (Standard
Class shares)                                    0.94%                 0.95%                 N/A

Citizens Money Market Fund
(Institutional Class shares)                     1.30%                 1.31%                 N/A

Citizens Income Fund (Standard Class
shares)                                          N/A                   N/A                   5.52%

There is no performance information provided for the Citizens Ultra Short Bond Fund since the fund is newly organized.

TOTAL RETURN AND OTHER QUOTATIONS

     We can express investment results for our four equity Funds and the Citizens Income Fund in terms of "total return." Total return refers to the total change in value of an investment in a Fund over a specified period.

     In calculating the total return of a class of shares of a Fund, we start with the total number of shares of the Fund you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the particular Fund's income, if any). Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see the Fund's percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.

These figures will be calculated according to the SEC formula:

        n
P(1 + T)  = ERV

where:

P = A hypothetical initial payment of $1,000.
T = Average annual total return.
n = Number of years.
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion).

In calculating total rates of return, all Fund expenses are included. The ERV assumes reinvestment of all dividends and distributions less taxes due on such distributions and complete redemption of the hypothetical investment at the end of the period.

The average annual total return for certain classes of the Funds* for the one year, five year and since inception periods ended June 30, 2002 were as follows:

                                                                                   10 YEAR
                                                           5 YEAR               AVERAGE ANNUAL
                                  ONE YEAR             AVERAGE ANNUAL          RETURN (OR SINCE
          FUND                  TOTAL RETURN            TOTAL RETURN              INCEPTION)
Citizens Core Growth
Fund (Standard Class
shares)                           -24.37%                   1.87%                   10.01%
                                                                                   (3/3/95)

Citizens Core Growth
Fund (Institutional
Class shares)                     -23.86%                   2.58%                   8.70%
                                                                                  (1/25/96)

Citizens Core Growth
Fund (Administrative
Class shares)                     -24.07%                    N/A                   -21.70%
                                                                                  (2/04/00)

Citizens Emerging Growth
Fund (Standard Class
shares)                           -25.14%                   9.04%                   13.03%
                                                                                   (2/8/94)

Citizens Emerging Growth
Fund (Institutional
Class shares)                     -24.69%                    N/A                   -11.02%
                                                                                  (11/01/99)

Citizens Emerging Growth
Fund (Administrative
Class shares)                     -24.89%                    N/A                   -22.06%
                                                                                   (2/4/00)

Citizens Small Cap Core
Growth Fund (Standard
Class shares)                      -3.57%                    N/A                    -3.28%
                                                                                  (12/28/99)


                                                                                   10 YEAR
                                                           5 YEAR               AVERAGE ANNUAL
                                  ONE YEAR             AVERAGE ANNUAL          RETURN (OR SINCE
          FUND                  TOTAL RETURN            TOTAL RETURN              INCEPTION)
Citizens Global Equity
Fund (Standard Class
shares)                           -22.34%                   3.30%                   6.77%
                                                                                   (2/8/94)

Citizens Global Equity
Fund (Institutional
Class shares)                     -21.99%                    N/A                   -13.05%
                                                                                  (11/01/99)

Citizens Global Equity
Fund (Administrative
Class shares)                     -22.20%                    N/A                   -27.33%
                                                                                   (2/4/00)

Citizens International
Growth Fund (Standard
Class shares)                     -18.13%                    N/A                   -22.86%
                                                                                  (12/20/00)

Citizens Income Fund
(Standard Class shares)            -0.87%                   4.23%                    5.62%
                                                                                   (6/10/92)

Citizens Value Fund
(Standard Class shares)           -35.84%                   3.91%                    6.89%
                                                                                   (6/13/96)

* There is no performance information provided for the Citizens Balanced Fund and Citizens Ultra Short Bond Fund since the funds are newly organized.

     When we quote a Fund's yield or total return we are referring to its past results and not predicting the Fund's future performance. We quote total return for the most recent one year period as well as average annual total return for the most recent five- and ten-year periods, or from the time when we first offered shares, whichever is shorter. Sometimes we advertise a Fund's actual return quotations for annual or quarterly periods or quote cumulative return for various periods. When we do this, we also always present the standardized total return quotations at the same time.

     We may include after-tax performance in advertisements for the Funds. After-tax returns are calculated using the highest individual marginal federal income tax rates, which may vary over the measurement period, but do not reflect the impact of state or local taxes. To the extent a Fund includes such information, it will be calculated according to the following SEC formulas:

     Average Annual Total Returns (after taxes on distributions)

           n
     P(1+T)  = ATV
                  D

     where:

     P        = A hypothetical initial payment of $1,000.
     T        = Average annual total return (after taxes on distributions).
     n        = Number of years.

     ATV      = Ending redeemable value of a hypothetical $1,000
        D payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     Average Annual Total Returns (after taxes on distributions and redemption)

               n
         P(1+T)  = ATV
                      DR

         where:
         P    = A hypothetical initial payment of $1,000.
         T    = Average annual total return (after taxes on distributions and redemption).
         n    = Number of years.
         ATV  = Ending redeemable value of a hypothetical $1,000 payment made at
            DR  the beginning of the 1, 5 or 10 year periods at the end of the
                1, 5 or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     The average annual total return (after taxes on distributions) for certain classes of the Funds* for the one year, five year and since inception periods ended June 30, 2002, were as follows:

                                                                5 YEAR
                                            ONE YEAR        AVERAGE ANNUAL
                 FUND                     TOTAL RETURN       TOTAL RETURN           SINCE INCEPTION
Citizens Core Growth
(Administrative Class Shares)              -24.07%               N/A                   -22.04%
                                                                                        (2/4/00)

Citizens Emerging Growth
(Standard Class Shares)                    -25.14%              4.29%                    8.83%
(2/8/94)
Citizens Emerging Growth
(Institutional Class Shares)               -24.69%               N/A                   -16.19%
                                                                                       (11/01/99)

Citizens Emerging Growth
(Administrative Class Shares)              -24.89%               N/A                   -25.12%
                                                                                        (2/4/00)

Citizens Global Equity
(Standard Class Shares)                    -22.34%              2.13%                    5.96%
                                                                                       (12/28/99)

Citizens Global Equity
(Institutional Class Shares)               -21.99%               N/A                   -14.08%
                                                                                        (2/8/94)

Citizens Global Equity
(Administrative Class Shares)              -22.20%               N/A                   -27.90%
                                                                                       (11/01/99)

Citizens Income Fund
(Standard Class Shares)                    -3.06%               1.80%                    3.26%
                                                                                        (2/4/00)

Citizens International Growth Fund
(Standard Class Shares)                    -18.13%               N/A                   -22.86%
                                                                                       (12/20/00)

Citizens Small Cap Core Growth
(Standard Class Shares)                    -3.57%                N/A                    -3.31%
                                                                                       (6/10/92)

Citizens Value Fund
(Standard Class Shares)                    -37.59%              0.49%                    3.98%
                                                                                       (6/13/96)

* There is no performance information for the Citizens Balanced Fund and Citizens Ultra Short Bond Fund since the Funds are newly organized.

     The average annual total return (after taxes on distributions and redemptions) for certain classes of the Funds* for the one year, five year and since inception periods ended June 30, 2002, were as follows:

                                                               5 YEAR
                                            ONE YEAR        AVERAGE ANNUAL
                 FUND                     TOTAL RETURN       TOTAL RETURN           SINCE INCEPTION

Citizens Core Growth
(Standard Class Shares)                    -14.96%              1.24%                    8.17%
                                                                                        (3/3/95)

Citizens Core Growth
(Institutional Class Shares)               -14.65%              1.73%                    6.88%
                                                                                       (1/25/96)

Citizens Core Growth
(Administrative Class Shares)              -14.78%               N/A                   -16.61%
                                                                                        (2/4/00)

Citizens Emerging Growth
(Standard Class Shares)                    -15.44%              5.72%                    9.16%
                                                                                        (2/8/94)

Citizens Emerging Growth
(Institutional Class Shares)               -15.16%               N/A                   -10.06%
                                                                                       (11/01/99)

Citizens Emerging Growth
(Administrative Class Shares)              -15.28%               N/A                   -17.73%
                                                                                        (2/4/00)

Citizens Global Equity
(Standard Class Shares)                    -13.72%              2.42%                    5.43%
                                                                                       (12/28/99)

Citizens Global Equity
(Institutional Class Shares)               -13.50%               N/A                   -10.07%
                                                                                        (2/8/94)

Citizens Global Equity
(Administrative Class Shares)              -13.63%               N/A                   -20.67%
                                                                                       (11/01/99)

Citizens Income Fund
(Standard Class Shares)                     -0.51%              2.19%                    3.37%
                                                                                        (2/4/00)

Citizens International Growth Fund
(Standard Class Shares)                    -11.13%               N/A                   -18.02%
                                                                                       (12/20/00)

Citizens Small Cap Core Growth
(Standard Class Shares)                     -2.19%               N/A                    -2.63%
                                                                                       (6/10/92)

Citizens Value Fund
(Standard Class Shares)                    -20.41%              2.25%                    4.87%
                                                                                       (6/13/96)

* There is no performance information provided for the Citizens Balanced Fund and Citizens Ultra Short Bond Fund since the Funds are newly organized.

     When we quote investment results, we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average, Standard & Poor's (S&P) 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, Financial Times World Index, Morgan Stanley Capital International (MSCI) World Index, MSCI Europe, Australasia, Far East (EAFE) Index, Lehman U.S. Aggregate Index and the Russell 2000 Growth Index, as well as other data and rankings from recognized independent publishers or sources such as MORNINGSTAR, INC., LIPPER, INC., IBC'S MONEY FUND REPORT, BLOOMBERG MAGAZINE, MONEY MAGAZINE, MUTUAL FUNDS MAGAZINE, KIPLINGER'S PERSONAL FINANCE MAGAZINE, WORTH MAGAZINE, YOUR MONEY MAGAZINE, SMART MONEY MAGAZINE, FORBES MAGAZINE, FORTUNE MAGAZINE, and others.

FINANCIAL STATEMENTS

     The financial statements of each of the Funds, included in the Funds' Annual Reports to shareholders for the fiscal year ended June 30, 2002, are incorporated herein by reference.

APPENDIX A: DESCRIPTION OF RATINGS

     DESCRIPTION OF BOND RATINGS

     We use the ratings provided by national rating services as one of several indicators of the investment quality of fixed income securities. The following is a description of the ratings of the three services we use most frequently. When considering any rating, it is important to remember that the ratings of Moody's, Standard & Poor's and Fitch Ratings represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments with the same maturity and coupon with different ratings may have the same yield.

MOODY'S

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

RATING REFINEMENTS: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: An obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: The symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH RATINGS INTERNATIONAL LONG-TERM CREDIT RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50% - 90% and "D" indicates the lowest recovery potential, i.e. below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

PLUS (+) OR MINUS (-): Plus or minus signs may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC."

MOODY'S SHORT-TERM PRIME RATING SYSTEM--TAXABLE DEBT & DEPOSITS GLOBALLY

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-    Leading market positions in well-established industries.

-    High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions than is the case for Prime-1 securities. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories. In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

NOTE: Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuers whose securities or debt obligations you consider buying or selling.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

Standard & Poor's short-term issue credit ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period had not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.